                                                    FILED PURSUANT TO RULE 433
                                        REGISTRATION STATEMENT NO.: 333-130755

STRUCTURAL AND COLLATERAL INFORMATION

$2,241,679,000 (APPROXIMATE OFFERED CERTIFICATES)

$2,466,772,204 (APPROXIMATE TOTAL COLLATERAL BALANCE)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
OFFERED CLASSES A-1, A-2, A-3, A-SB, A-4, A-1A, XP, A-M, A-J,
B AND C CERTIFICATES

BANK OF AMERICA COMMERCIAL MORTGAGE TRUST 2006-6
ISSUING ENTITY

BANK OF AMERICA, NATIONAL ASSOCIATION
SPONSOR AND MORTGAGE LOAN SELLER

BEAR STEARNS COMMERCIAL MORTGAGE, INC.
SPONSOR AND MORTGAGE LOAN SELLER

BANK OF AMERICA, NATIONAL ASSOCIATION
MASTER SERVICER

CWCAPITAL ASSET MANAGEMENT LLC
SPECIAL SERVICER

NOVEMBER 2006

THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE
SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU
SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS
THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER
AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS FOR FREE BY VISITING EDGAR ON THE
SEC WEB SITE AT WWW.SEC.GOV. ALTERNATIVELY, THE ISSUER, ANY UNDERWRITER OR ANY
DEALER PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS IF
YOU REQUEST IT BY CALLING TOLL-FREE 1-800-294-1322 OR YOU E-MAIL A REQUEST TO
DG.PROSPECTUS_DISTRIBUTION@BOFASECURITIES.COM. THE SECURITIES MAY NOT BE
SUITABLE FOR ALL INVESTORS. BANC OF AMERICA SECURITIES LLC AND THE OTHER
UNDERWRITERS AND THEIR AFFILIATES MAY ACQUIRE, HOLD OR SELL POSITIONS IN THESE
SECURITIES, OR IN RELATED DERIVATIVES, AND MAY HAVE AN INVESTMENT OR COMMERCIAL
BANKING RELATIONSHIP WITH THE ISSUER. SEE "IMPORTANT NOTICE REGARDING THE
OFFERED CERTIFICATES" IN THIS FREE WRITING PROSPECTUS.

BANC OF AMERICA SECURITIES LLC                          BEAR, STEARNS & CO. INC.
                                 ______________
CITIGROUP                                                         MORGAN STANLEY

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

IMPORTANT NOTICE REGARDING THE OFFERED CERTIFICATES
--------------------------------------------------------------------------------

THE ASSET-BACKED SECURITIES REFERRED TO IN THESE MATERIALS, AND THE ASSET POOLS
BACKING THEM, ARE SUBJECT TO MODIFICATION OR REVISION (INCLUDING THE POSSIBILITY
THAT ONE OR MORE CLASSES OF SECURITIES MAY BE SPLIT, COMBINED OR ELIMINATED AT
ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY OF A FINAL PROSPECTUS) AND ARE
OFFERED ON A "WHEN, AS AND IF ISSUED" BASIS. YOU UNDERSTAND THAT, WHEN YOU ARE
CONSIDERING THE PURCHASE OF THESE SECURITIES, A CONTRACT OF SALE WILL COME INTO
BEING NO SOONER THAN THE DATE ON WHICH THE RELEVANT CLASS HAS BEEN PRICED AND WE
HAVE CONFIRMED THE ALLOCATION OF SECURITIES TO BE MADE TO YOU; ANY "INDICATIONS
OF INTEREST" EXPRESSED BY YOU, AND ANY "SOFT CIRCLES" GENERATED BY US, WILL NOT
CREATE BINDING CONTRACTUAL OBLIGATIONS FOR YOU OR US.

BECAUSE THE ASSET-BACKED SECURITIES ARE BEING OFFERED ON A "WHEN, AS AND IF
ISSUED" BASIS, ANY SUCH CONTRACT WILL TERMINATE, BY ITS TERMS, WITHOUT ANY
FURTHER OBLIGATION OR LIABILITY BETWEEN US, IF THE SECURITIES THEMSELVES, OR THE
PARTICULAR CLASS TO WHICH THE CONTRACT RELATES, ARE NOT ISSUED. BECAUSE THE
ASSET-BACKED SECURITIES ARE SUBJECT TO MODIFICATION OR REVISION, ANY SUCH
CONTRACT ALSO IS CONDITIONED UPON THE UNDERSTANDING THAT NO MATERIAL CHANGE WILL
OCCUR WITH RESPECT TO THE RELEVANT CLASS OF SECURITIES PRIOR TO THE CLOSING DATE
OF THIS SECURITIZATION. IF A MATERIAL CHANGE DOES OCCUR WITH RESPECT TO SUCH
CLASS, OUR CONTRACT WILL TERMINATE, BY ITS TERMS, WITHOUT ANY FURTHER OBLIGATION
OR LIABILITY BETWEEN US (THE "AUTOMATIC TERMINATION"). IF AN AUTOMATIC
TERMINATION OCCURS, WE WILL PROVIDE YOU WITH REVISED OFFERING MATERIALS
REFLECTING THE MATERIAL CHANGE AND GIVE YOU AN OPPORTUNITY TO PURCHASE SUCH
CLASS. TO INDICATE YOUR INTEREST IN PURCHASING THE CLASS, YOU MUST COMMUNICATE
TO US YOUR DESIRE TO DO SO WITHIN SUCH TIMEFRAME AS MAY BE DESIGNATED IN
CONNECTION WITH YOUR RECEIPT OF THE REVISED OFFERING MATERIALS.

                         ______________________________

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC, Bear, Stearns & Co. Inc., Citigroup Global Markets Inc.
and Morgan Stanley & Co. Incorporated (each an "Underwriter" and, collectively, the "Underwriters") make no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriters and their respective affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and subject to change.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their respective affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                         ______________________________

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                         ______________________________

                            IRS CIRCULAR 230 NOTICE

THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT
BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES.
THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITERS IN
CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS
ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR
CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

                         ______________________________

The file number of the registration statement to which this free writing prospectus relates is 333-130755.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                TABLE OF CONTENTS

Transaction Structure

Mortgage Pool Characteristics as of the Cut-off Date

Ten Largest Mortgage Loans

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW
--------------------------------------------------------------------------------

OFFERED CERTIFICATES

                                              APPROX.
             EXPECTED      CERTIFICATE         % OF                                                 ASSUMED
             RATINGS        BALANCE OR        INITIAL   APPROX.     WEIGHTED      PRINCIPAL          FINAL
          --------------     NOTIONAL          POOL     CREDIT       AVERAGE        WINDOW       DISTRIBUTION            RATE
CLASS     MOODY'S/S&P(1)    AMOUNT(2)         BALANCE   SUPPORT   LIFE (YRS)(3)    (MOS)(3)         DATE(3)              TYPE
------------------------------------------------------------------------------------------------------------------------------------

A-1(4)      Aaa / AAA      $ 40,000,000         1.622%   30.000%      3.09          1 -- 56      July 10, 2011         Fixed(5)
------------------------------------------------------------------------------------------------------------------------------------
A-2(4)      Aaa / AAA      $481,700,000        19.528%   30.000%      4.80         56 -- 59    October 10 ,2011        Fixed(5)
------------------------------------------------------------------------------------------------------------------------------------
A-3(4)      Aaa / AAA      $285,000,000        11.554%   30.000%      6.96         84 -- 87    February 10, 2014       Fixed(5)
------------------------------------------------------------------------------------------------------------------------------------
A-SB(4)     Aaa / AAA      $ 56,830,000         2.304%   30.000%      6.96         59 -- 112    March 10, 2016         Fixed(5)
------------------------------------------------------------------------------------------------------------------------------------
A-4(4)      Aaa / AAA      $433,300,000        17.565%   30.000%      9.50        112 -- 119   October 10, 2016        Fixed(5)
------------------------------------------------------------------------------------------------------------------------------------
A-1A(4)     Aaa / AAA      $429,910,000        17.428%   30.000%      8.30          1 -- 119   October 10, 2016        Fixed(5)
------------------------------------------------------------------------------------------------------------------------------------
XP          Aaa / AAA               TBD(6)      N/A       N/A          (6)           N/A              N/A          Variable Rate(6)
------------------------------------------------------------------------------------------------------------------------------------
A-M         Aaa / AAA      $246,677,000        10.000%   20.000%      9.87        119 -- 120   November 10, 2016       Fixed(5)
------------------------------------------------------------------------------------------------------------------------------------
A-J         Aaa / AAA      $194,259,000         7.875%   12.125%      9.95        120 -- 120   November 10, 2016       Fixed(5)
------------------------------------------------------------------------------------------------------------------------------------
B            Aa2 / AA      $ 49,335,000         2.000%   10.125%      9.95        120 -- 120   November 10, 2016       Fixed(5)
------------------------------------------------------------------------------------------------------------------------------------
C           Aa3 / AA-      $ 24,668,000         1.000%    9.125%      9.99        120 -- 121   December 10, 2016       Fixed(5)
------------------------------------------------------------------------------------------------------------------------------------

NON-OFFERED CERTIFICATES(7)

                                              APPROX.
             EXPECTED       CERTIFICATE        % OF                                                 ASSUMED
             RATINGS         BALANCE OR       INITIAL   APPROX.     WEIGHTED      PRINCIPAL          FINAL
          --------------      NOTIONAL         POOL     CREDIT       AVERAGE        WINDOW       DISTRIBUTION            RATE
CLASS     MOODY'S/S&P(1)     AMOUNT(2)        BALANCE   SUPPORT   LIFE (YRS)(3)    (MOS)(3)         DATE(3)              TYPE
------------------------------------------------------------------------------------------------------------------------------------

D             A2 / A       $   30,834,000       1.250%    7.875%      10.03       121 -- 121   December 10, 2016       Fixed(5)
------------------------------------------------------------------------------------------------------------------------------------
E            A3 / A-       $   30,835,000       1.250%    6.625%      10.03       121 -- 121   December 10, 2016       Fixed(5)
------------------------------------------------------------------------------------------------------------------------------------
F          Baa1 / BBB+     $   27,751,000       1.125%    5.500%      10.03       121 -- 121   December 10, 2016       Fixed(5)
------------------------------------------------------------------------------------------------------------------------------------
G           Baa2 / BBB     $   27,751,000       1.125%    4.375%      10.03       121 -- 121   December 10, 2016       Fixed(5)
------------------------------------------------------------------------------------------------------------------------------------
H          Baa3 / BBB-     $   30,835,000       1.250%    3.125%      10.03       121 -- 121   December 10, 2016       Fixed(5)
------------------------------------------------------------------------------------------------------------------------------------
J           Ba1 / BB+      $    6,167,000       0.250%    2.875%      10.03       121 -- 121   December 10, 2016       Fixed(5)
------------------------------------------------------------------------------------------------------------------------------------
K            Ba2 / BB      $    9,250,000       0.375%    2.500%      10.03       121 -- 121   December 10, 2016       Fixed(5)
------------------------------------------------------------------------------------------------------------------------------------
L           Ba3 / BB-      $    9,251,000       0.375%    2.125%      10.03       121 -- 121   December 10, 2016       Fixed(5)
------------------------------------------------------------------------------------------------------------------------------------
M            B1 / B+       $    3,083,000       0.125%    2.000%      10.03       121 -- 121   December 10, 2016       Fixed(5)
------------------------------------------------------------------------------------------------------------------------------------
N             NR / B       $    9,251,000       0.375%    1.625%      10.03       121 -- 121   December 10, 2016       Fixed(5)
------------------------------------------------------------------------------------------------------------------------------------
O            NR / B-       $    9,250,000       0.375%    1.250%      10.03       121 -- 121   December 10, 2016       Fixed(5)
------------------------------------------------------------------------------------------------------------------------------------
P            NR / NR       $   30,835,204       1.250%    0.000%      10.03       121 -- 121   December 10, 2016       Fixed(5)
------------------------------------------------------------------------------------------------------------------------------------
XC          Aaa / AAA      $2,466,772,204(8)     N/A       N/A         (8)           N/A              N/A          Variable Rate(8)
------------------------------------------------------------------------------------------------------------------------------------

(1)   Ratings shown are those of Moody's Investors Service, Inc. and Standard &
      Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., respectively.

(2)   As of the delivery date. Subject to a variance of plus or minus 5.0%.

(3)   Based on the maturity assumptions (as defined under "YIELD AND MATURITY
      CONSIDERATIONS" in the prospectus supplement). As of the delivery date, calculations for the certificates assumed no prepayments will be made on the mortgage loans prior to their related maturity dates (or, in the case of the Mortgage Loans with anticipated repayment dates, the related anticipated repayment date).

(4)   For purposes of making distributions to the Class A-1, A-2, A-3, A-SB, A-4 and A-1A Certificates, the pool of Mortgage Loans will be deemed to consist of two distinct loan groups, Loan Group 1 and Loan Group 2. Loan
      Group 1 will consist of 84 Mortgage Loans, representing approximately
      82.6% of the aggregate principal balance of the pool of Mortgage Loans as of the Cut-off Date. Loan Group 2 will consist of 33 Mortgage Loans, representing approximately 17.4% of the aggregate principal balance of the pool of Mortgage Loans as of the Cut-off Date. Loan Group 2 will include approximately 99.2% of the aggregate principal balance of all the Mortgage
      Loans secured by multifamily properties.

      So long as funds are sufficient on any distribution date to make distributions of all interest on such distribution date to the Class A-1,
      A-2, A-3, A-SB, A-4, A-1A, XC and XP Certificates, interest distributions on Class A-1, A-2, A-3, A-SB and A-4 Certificates will be based on amounts available relating to Mortgage Loans in Loan Group 1, interest distributions on the Class A-1A Certificates will be based on amounts available relating to Mortgage Loans in Loan Group 2 and interest distributions on the Class XC and XP Certificates will be based on amounts available relating to all the Mortgage Loans. In addition, generally, the
      Class A-1, A-2, A-3, A-SB and A-4 Certificates will only be entitled to receive distributions of principal collected or advanced in respect of
      Mortgage Loans in Loan Group 1 until the Certificate Balance of the Class
      A-1A Certificates has been reduced to zero, and the Class A-1A
      Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group 2 until the Certificate Balance of the Class A-1, A-2, A-3, A-SB and A-4
      Certificates have been reduced to zero. However, on and after any distribution date on which the Certificate Balances of the Class A-M through Class P Certificates have been reduced to zero, distributions of principal collected or advanced in respect of the pool of Mortgage Loans will be distributed to the Class A-1, A-2, A-3, A-SB, A-4 and A-1A
      Certificates pro rata without regard to loan group.

(5)   The Class A-1, A-2, A-3, A-SB, A-4, A-1A, A-M, A-J, B, C, D, E, F, G, H,
      J, K, L, M, N, O and P Certificates will each accrue interest at either:
      (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate, (iii) the weighted average net mortgage rate or
      (iv) the weighted average net mortgage rate less a specified percentage.

(6)   The Class XP Certificates will not have certificate balances and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of the Class XP Certificates, as described in the prospectus supplement. The interest rate applicable to the Class XP
      Certificates for each distribution date will be as described in the prospectus supplement. See "DESCRIPTION OF THE CERTIFICATES--Pass-Through
      Rates" in the prospectus supplement.

(7)   Not offered by the prospectus supplement. Any information we provide herein regarding the terms of these certificates is provided only to enhance your understanding of the offered certificates.

(8)   The Class XC Certificates are not offered by the prospectus supplement.
      Any information we provide herein regarding the terms of these certificates is provided only to enhance your understanding of the offered certificates. The Class XC Certificates will not have certificate balances and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of the Class XC Certificates, as described in the prospectus supplement. The interest rate applicable to the Class XC
      Certificates for each distribution date will be as described in the prospectus supplement. See "DESCRIPTION OF THE CERTIFICATES--Pass-Through
      Rates" in the prospectus supplement.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        4

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

      NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
      MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT DATED NOVEMBER
      2006.

ISSUE TYPE               REMIC. Class A-1, A-2, A-3, A-SB, A-4, A-1A, XP, A-M,
                         A-J, B and C Certificates (collectively, the "Offered
                         Certificates") are offered publicly.

CUT-OFF DATE             All Mortgage Loan characteristics are based on balances
                         as of the Cut-off Date, which is November 1, 2006 (or,
                         with respect to Loan Nos. 3402307 and 3403489 the
                         related origination date).

MORTGAGE POOL            The Mortgage Pool consists of 117 Mortgage Loans (the
                         "Mortgage Loans") with an aggregate balance as of the
                         Cut-off Date of $2,466,772,204 (the "Initial Pool
                         Balance"). For purposes of making distributions to the
                         Class A-1, A-2, A-3, A-SB, A-4 and A-1A Certificates,
                         the Mortgage Pool will be deemed to consist of two
                         distinct loan groups, Loan Group 1 and Loan Group 2.
                         Loan Group 1 will consist of 84 Mortgage Loans,
                         representing approximately 82.6% of the Initial Pool
                         Balance as of the Cut-off Date. Loan Group 2 will
                         consist of 33 Mortgage Loans, representing
                         approximately 17.4% of the Initial Pool Balance as of
                         the Cut-off Date. The Mortgage Loans are secured by 180
                         properties (the "Mortgaged Properties") located
                         throughout 35 states.

DEPOSITOR                Banc of America Commercial Mortgage Inc.

ISSUING ENTITY           Banc of America Commercial Mortgage Trust 2006-6.

SPONSORS                 Bank of America, National Association ("Bank of
                         America" or "BofA") and Bear Stearns Commercial
                         Mortgage, Inc. ("Bear Stearns" or "BSCMI").

MORTGAGE LOAN SELLERS    Bank of America and Bear Stearns.

UNDERWRITERS             Banc of America Securities LLC and Bear, Stearns & Co.
                         Inc. are acting as co-lead managers and joint
                         bookrunners with respect to the Class A-4, Class A-M,
                         Class A-J and Class C Certificates. Banc of America
                         Securities LLC will be the sole bookrunner with respect
                         to all other Classes of Certificates. Citigroup Global
                         Markets Inc. and Morgan Stanley & Co. Incorporated are
                         acting as co-managers.

TRUSTEE                  Wells Fargo Bank, N.A.

MASTER SERVICER          Bank of America, National Association. See "THE
                         SERVICERS--The Master Servicer" in the prospectus
                         supplement.

SPECIAL SERVICER         CWCapital Asset Management LLC. See "The SERVICERS--The
                         Special Servicer" in the prospectus supplement.

RATING AGENCIES          Moody's Investors Service, Inc. ("Moody's") and
                         Standard and Poor's Ratings Services, a division of The
                         McGraw-Hill Companies, Inc. ("S&P").

DENOMINATIONS            $10,000 minimum for the Class A-1, A-2, A-3, A-SB, A-4,
                         A-1A, A-M and A-J Certificates, $1,000,000 minimum
                         (notional) for the Class XP Certificates and $100,000
                         minimum for the Class B and C Certificates.

SETTLEMENT DATE          On or about November   , 2006.

SETTLEMENT TERMS         Book-entry through DTC for all Offered Certificates.

DISTRIBUTION DATE        The 10th day of each month, or if such 10th day is not
                         a Business Day, the next succeeding Business Day. The
                         first Distribution Date with respect to the Offered
                         Certificates will occur in December 2006.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        5

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

DETERMINATION DATE       For any Distribution Date, the earlier of (i) the sixth
                         day of the month in which the related Distribution Date
                         occurs, or if such sixth day is not a Business Day,
                         then the immediately preceding Business Day, and (ii)
                         the fourth Business Day prior to the related
                         Distribution Date.

INTEREST DISTRIBUTIONS   Each Class of Offered Certificates will be entitled on
                         each Distribution Date to interest accrued at its
                         Pass-Through Rate for such Distribution Date on the
                         outstanding Certificate Balance of such Class during
                         the prior calendar month. Interest will be distributed
                         on each Distribution Date in sequential order of class
                         designations with the Class A-1, A-2, A-3, A-SB, A-4,
                         A-1A, XC and XP Certificates ranking pari passu in
                         entitlement to interest.

PRINCIPAL DISTRIBUTIONS  Principal will be distributed on each Distribution Date to the Class of Sequential Pay Certificates outstanding
                         with the earliest sequential Class designation until
                         its Certificate Balance is reduced to zero (except that
                         the Class A-SB Certificates are entitled to certain
                         priority on each Distribution Date with respect to
                         being paid down to their planned principal balance as
                         described in the prospectus supplement). Generally, the
                         Class A-1, A-2, A-3, A-SB and A-4 Certificates will
                         only be entitled to receive distributions of principal
                         collected or advanced in respect of Mortgage Loans in
                         Loan Group 1 until the Certificate Balance of the Class
                         A-1A Certificates has been reduced to zero, and the
                         Class A-1A Certificates will only be entitled to
                         receive distributions of principal collected or
                         advanced in respect of Mortgage Loans in Loan Group 2
                         until the Certificate Balances of the Class A-1, A-2,
                         A-3, A-SB and A-4 Certificates have been reduced to
                         zero. If, due to losses, the Certificate Balances of
                         the Class A-M through Class P Certificates are reduced
                         to zero but any two or more classes of Class A-1, A-2,
                         A-3, A-SB, A-4 or A-1A Certificates remain outstanding,
                         payments of principal to the outstanding Class A-1,
                         A-2, A-3, A-SB, A-4 and A-1A Certificates will be made
                         on a pro rata basis without regard to loan groups.

LOSSES                   To be applied first to the Class P Certificates, then
                         to the next most subordinate Class of Sequential Pay
                         Certificates until the Certificate Balance of each such
                         succeeding Class of Sequential Pay Certificates is
                         reduced to zero, and following the reduction of the
                         Certificate Balance of the Class A-M Certificates to
                         zero, pro rata to the Class A-1, A-2, A-3, A-SB, A-4
                         and A-1A Certificates. However, with respect to the EZ
                         Storage Portfolio Whole Loan, losses will be allocated
                         pro rata to the related EZ Storage Portfolio Pari Passu
                         Note A-1 (included in the trust fund) and the EZ
                         Storage Portfolio Pari Passu Note A-2 (excluded from
                         the trust fund). Losses allocable to the pro rata
                         portion of the EZ Storage Portfolio Pari Passu Note A-1
                         will be applied to the classes of Sequential Pay
                         Certificates as described above.

PREPAYMENT PREMIUMS      The manner in which any prepayment premiums received
                         during a particular Collection Period will be allocated
                         to one or more of the classes of Offered Certificates
                         is described in the "DESCRIPTION OF THE
                         CERTIFICATES--Distributions--Distributions of
                         Prepayment Premiums" in the prospectus supplement.

ADVANCES                 Subject to certain limitations, including, but not
                         limited to, a recoverability determination, the Master
                         Servicer will be required to advance certain principal
                         and interest payments and other expenses. In the event
                         that the Master Servicer fails to make such advances,
                         the Trustee may be required to do so.

OPTIONAL TERMINATION     The Master Servicer, the Special Servicer and certain
                         Certificateholders will have the option to terminate
                         the Trust, in whole but not in part, and purchase the
                         remaining assets of the Trust on or after the
                         Distribution Date on which the Stated Principal Balance
                         of the Mortgage Loans then outstanding is less than 1%
                         of the Initial Pool Balance. Such purchase price will
                         generally be at a price equal to the unpaid aggregate
                         principal balance of the Mortgage Loans (or fair market
                         value in the case of REO Properties), plus accrued and
                         unpaid interest and certain other additional trust fund
                         expenses.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        6

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

CONTROLLING CLASS        The most subordinate Class of Sequential Pay
                         Certificates with an outstanding Certificate Balance at
                         least equal to 25% of its initial Certificate Balance
                         or, if no such Class satisfies such criteria, the Class
                         of Sequential Pay Certificates with the then largest
                         outstanding Class Balance.

ERISA                    The Offered Certificates are expected to be ERISA
                         eligible.

SMMEA                    The Offered Certificates are not expected to be
                         "mortgage-related securities" for the purposes of
                         SMMEA.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        7

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

CONTACT INFORMATION
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC             BEAR, STEARNS & CO. INC.
Bill Hale                                  Craig Sedmak
(704) 388-1597 (Phone)                     (212) 272-4953 (Phone)
(704) 388-9677 (Fax)                       (917) 849-0223 (Fax)
bill.e.hale@bankofamerica.com              csedmak@bear.com

Geordie Walker                             Tim Koltermann
(704) 388-1597 (Phone)                     (212) 272-4953 (Phone)
(704) 388-9677 (Fax)                       (917) 849-0223 (Fax)
geordie.r.walker@bankofamerica.com         tkoltermann@bear.com

Chris Springer                             Jignesh Patel
(704) 388-1597 (Phone)                     (212) 272-6184 (Phone)
(704) 388-9677 (Fax)                       (917) 849-0223 (Fax)
chris.springer@bankofamerica.com           jignesh.patel@bear.com

CITIGROUP GLOBAL MARKETS INC.              MORGAN STANLEY & CO. INCORPORATED
Paul Vanderslice                           Kara McShane
(212) 723-6156 (Phone)                     (212) 761-2164 (Phone)
(212) 723-8599 (Fax)                       (212) 507-5062 (Fax)
paul.t.vanderslice@citigroup.com           kara.mcshane@morganstanley.com

Angela Vleck                               Jon Miller
(212) 816-8087 (Phone)                     (212) 761-1317 (Phone)
(212) 816-8307 (Fax)                       (212) 507-6994 (Fax)
angela.j.vleck@citigroup.com               jon.miller@morganstanley.com

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        8

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

GENERAL CHARACTERISTICS

                                                                                 MORTGAGE POOL      LOAN GROUP 1      LOAN GROUP 2
                                                                                ----------------  ----------------  ----------------

Number of Mortgage Loans ....................................................         117                84                33
Number of Mortgaged Properties ..............................................         180               147                33
Aggregate Balance of all Mortgage Loans(1) ..................................    $2,466,772,204    2,036,862,043      $429,910,161
Number of Balloon Payment Mortgage Loans(2) .................................          89                71                18
Aggregate Balance of Balloon Payment Mortgage Loans(2) ......................    $ 906,122,627     $ 739,035,729      $167,086,898
Number of Anticipated Repayment Date Mortgage Loans(3) ......................          2                 2                 0
Aggregate Balance of Anticipated Repayment Date Mortgage Loans(3) ...........    $ 310,200,000     $ 310,200,000      $    0
Number of Interest Only Mortgage Loans(3) ...................................          27                12                15
Aggregate Balance of Interest Only Mortgage Loans(3) ........................    $1,555,182,263    $1,292,359,000     $262,823,263
Number of Fully Amortizing Mortgage Loans ...................................          1                 1                 0
Aggregate Balance of Fully Amortizing Mortgage Loans ........................    $   5,467,314     $   5,467,314           0
Maximum Balance .............................................................    $ 305,000,000     $ 305,000,000      $36,300,000
Minimum Balance .............................................................    $   1,250,000     $    1,250,00      $ 1,675,000
Average Balance .............................................................    $  21,083,523     $  24,248,358      $13,027,581
Number of Cross-Collateralized and Cross-Defaulted Loan Pools ...............          1                 0                 1
Maximum Balance for a Group of Cross-Collateralized and Cross-Defaulted .....    $  19,602,422     $     0            $19,602,422
Weighted Average Cut-off Date LTV Ratio .....................................        72.2%             72.2%             72.2%
Maximum Cut-off Date LTV Ratio ..............................................        82.2%             82.2%             80.0%
Minimum Cut-off Date LTV Ratio ..............................................        28.6%             28.6%             53.8%
Weighted Average DSCR .......................................................        1.35x             1.36x             1.32x
Maximum DSCR ................................................................        3.00x             3.00x             1.59x
Minimum DSCR ................................................................        1.11x             1.11x             1.13x
Weighted Average LTV at Maturity or Anticipated Repayment Date(4) ...........        69.3%             69.2%             69.7%
Range of Mortgage Loan Interest Rates .......................................   5.000% to 6.683%  5.000% to 6.683%  5.711% to 6.441%
Weighted Average Mortgage Loan Interest Rate ................................        5.877%            5.865%            5.932%
Range of Remaining Term to Maturity or Anticipated Repayment Date (months)(5)      55 to 121         55 to 121         58 to 120
Weighted Average Remaining Term to Maturity or Anticipated Repayment Date(5)           99                99               102

__________________

(1)   Subject to a permitted variance of plus or minus 5.0%.

(2)   Excludes Mortgage Loans (including anticipated repayment date mortgage loans) that are Interest Only until maturity or until the anticipated repayment date.

(3)   Two Mortgage Loans, Loan Nos. 3403433 and 47893 (such Loan Numbers are set forth in Annex A to the Prospectus Supplement) representing 12.6% of the
      Initial Pool Balance (15.2% of the Group 1 Balance) are both an ARD Loan and an Interest Only Mortgage Loan which results in such Mortgage Loan appearing in each category.

(4)   Excludes one mortgage loan, Loan No. 19135, that is fully amortizing.

(5)   In the case of mortgage loans that have an anticipated repayment date, the maturity is based on the related anticipated repayment date.

*     The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on the net cash flow unless otherwise noted in this free writing prospectus.

      See also "SUMMARY OF THE PROSPECTUS SUPPLEMENT--Certain Mortgage Loan
      Calculations" and "GLOSSARY OF PRINCIPAL DEFINITIONS" in the prospectus supplement for definitions and information relating to the calculation of loan-to-value and debt service coverage ratios.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        9

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

              MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*

                               [PIE CHART OMITTED]

Office 33.7%
Retail 29.9%
Multifamily 17.6%
Self Storage 7.1%
Hotel 5.2%
Mixed Use 4.7%
Industrial 0.9%
Other 0.9%

PROPERTY TYPE

                                                   % OF       WEIGHTED                      WEIGHTED                     WEIGHTED
                    NUMBER OF      AGGREGATE      INITIAL     AVERAGE        MIN-MAX        AVERAGE         MIN-MAX       AVERAGE
                    MORTGAGED     CUT-OFF DATE     POOL     UNDERWRITTEN   UNDERWRITTEN   CUT-OFF DATE   CUT-OFF DATE    MORTGAGE
 PROPERTY TYPE      PROPERTIES      BALANCE       BALANCE       DSCR           DSCR        LTV RATIO       LTV RATIO       RATE
----------------------------------------------------------------------------------------------------------------------------------

Office                  23       $  832,230,930     33.7%      1.36x       1.15x /1.87x      68.6%       32.7% / 79.7%    5.874%
----------------------------------------------------------------------------------------------------------------------------------
Retail                  39          738,746,549     29.9       1.32x       1.11x /3.00x      75.9%       28.6% / 80.0%    5.798%
----------------------------------------------------------------------------------------------------------------------------------
   Anchored             20          644,502,846     26.1       1.30x       1.11x /1.75x      77.3%       48.4% / 80.0%    5.765%
----------------------------------------------------------------------------------------------------------------------------------
   Unanchored           13           64,167,282      2.6       1.47x       1.20x /3.00x      63.4%       28.6% / 80.0%    6.053%
----------------------------------------------------------------------------------------------------------------------------------
   Shadow Anchored       6           30,076,421      1.2       1.30x       1.18x /1.81x      70.6%       54.5% / 78.7%    5.968%
----------------------------------------------------------------------------------------------------------------------------------
Multifamily             34          433,510,161     17.6       1.32x       1.13x /1.59x      72.1%       53.8% / 80.0%    5.933%
----------------------------------------------------------------------------------------------------------------------------------
Self- Storage           59          175,731,598      7.1       1.31x       1.20x /1.81x      80.0%       48.7% / 82.2%    5.739%
----------------------------------------------------------------------------------------------------------------------------------
Hotel                   15          127,519,593      5.2       .155x       1.22x /2.61x      68.7%       45.2% / 74.5%    6.138%
----------------------------------------------------------------------------------------------------------------------------------
Mixed Use                3          115,050,000      4.7       1.50x       1.21x /1.52x      70.4%       65.0% / 70.7%    6.074%
----------------------------------------------------------------------------------------------------------------------------------
Industrial               3           22,729,932      0.9       1.35x       1.20x /1.44x      56.7%       49.6% / 69.0%    5.905%
----------------------------------------------------------------------------------------------------------------------------------
Other                    4           21,253,440      0.9       1.21x       1.17x /1.27x      69.2%       62.0% / 79.7%    6.059%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 180       $2,466,772,204    100.0%      1.35X       1.11X /3.00X      72.2%       28.6% / 82.2%    5.877%
----------------------------------------------------------------------------------------------------------------------------------

AMORTIZATION TYPE

                                                                       % OF
                                                                      INITIAL      % OF      % OF
                                 NUMBER          AGGREGATE CUT-OFF     POOL      GROUP 1    GROUP 2
   AMORTIZATION TYPE        OF MORTGAGE LOANS      DATE BALANCE       BALANCE    BALANCE    BALANCE
----------------------------------------------------------------------------------------------------

Interest Only(1)                    25            $1,244,982,263        50.5%      48.2%      61.1%
----------------------------------------------------------------------------------------------------
IO, Balloon                         43               530,127,077        21.5       18.6       35.2
----------------------------------------------------------------------------------------------------
   12 month IO loans                 5                14,650,000         0.6        0.2        2.5
----------------------------------------------------------------------------------------------------
   18 month IO loans                 1                 8,900,000         0.4        0.4        0.0
----------------------------------------------------------------------------------------------------
   24 month IO loans                 9                64,219,655         2.6        1.8        6.6
----------------------------------------------------------------------------------------------------
   32 month IO loans                 1                 2,325,000         0.1        0.1        0.0
----------------------------------------------------------------------------------------------------
   36 month IO loans                13               112,637,422         4.6        2.3       15.2
----------------------------------------------------------------------------------------------------
   37 month IO loans                 1               165,000,000         6.7        8.1        0.0
----------------------------------------------------------------------------------------------------
   48 month IO loans                 2                24,700,000         1.0        0.2        4.7
----------------------------------------------------------------------------------------------------
   60 month IO loans                 7                90,645,000         3.7        3.1        6.2
----------------------------------------------------------------------------------------------------
   72 month IO loans                 2                20,500,000         0.8        1.0        0.0
----------------------------------------------------------------------------------------------------
   78 month IO loans                 1                22,000,000         0.9        1.1        0.0
----------------------------------------------------------------------------------------------------
   84 month IO loans                 1                 4,550,000         0.2        0.2        0.0
----------------------------------------------------------------------------------------------------
Balloon(2)                          46               375,995,550        15.2       17.7        3.6
----------------------------------------------------------------------------------------------------
Interest Only, Hyper Am              2               310,200,000        12.6       15.2        0.0
----------------------------------------------------------------------------------------------------
Fully Amortizing                     1                 5,467,314         0.2        0.3        0.0
----------------------------------------------------------------------------------------------------
TOTAL:                             117            $2,466,772,204       100.0%     100.0%     100.0%
----------------------------------------------------------------------------------------------------

(1)   Includes one mortgage loan, Loan No. 3403489 (such Loan Numbers are set forth on the Annex A to this prospectus supplement) representing 6.3% of the initial pool balance (7.6% of the group 1 balance), with respect to which there will be an initial interest depost.

(2)   Includes one mortgage loan, Loan No. 3402307 (such Loan Numbers are set forth on the Annex A to this prospectus supplement) representing 3.7% of the initial pool balance (4.5% of the group 1 balance) with respect to which there will be an initial interest deposit.

*     Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
      Characteristics as of the Cut-off Date" section to this Structural and
      Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       10

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

NEW YORK                        FLORIDA                 OREGON
6 properties                    8 properties            1 property
$16,546,918                     $73,975,345             $4,196,598
0.7% of total                   3.0% of total           0.2% of total

MASSACHUSETTS                   ALABAMA                 WASHINGTON
14 properties                   2 properties            12 properties
$64,083,567                     $320,375,000            $44,836,899
2.6% of total                   13.0% of total          1.8% of total

CONNECTICUT                     MISSISSIPPI             NEBRASKA
2 properties                    2 properties            2 properties
$9,050,000                      $10,125,763             $2,883,763
0.4% of total                   0.4% of total           0.1% of total

RHODE ISLAND                    LOUISIANA               SOUTH DAKOTA
1 property                      3 properties            1 property
$3,214,812                      $57,727,653             $176,300,000
0.1% of total                   2.3% of total           7.1% of total

NEW JERSEY                      TEXAS                   IOWA
1 property                      10 properties           2 properties
$26,500,000                     $77,101,083             $2,916,237
1.1% of total                   3.1% of total           0.1% of total

DELAWARE                        NEW MEXICO              MINNESOTA
2 properties                    1 property              11 properties
$5,250,771                      $12,200,000             $31,230,888
0.2% of total                   0.5% of total           1.3% of total

MARYLAND                        COLORADO                MISSOURI
6 properties                    5 properties            1 property
$108,918,664                    $37,137,557             $8,200,000
4.4% of total                   1.5% of total           0.3% of total

VIRGINIA                        ARIZONA                 WISCONSIN
2 properties                    1 property              1 property
$9,267,314                      $2,997,365              $17,920,000
0.4% of total                   0.1% of total           0.7% of total

NORTH CAROLINA                  UTAH                    ILLINOIS
3 properties                    1 property              4 properties
$13,403,908                     $2,800,000              $176,402,422
0.5% of total                   0.1% of total           7.2% of total

SOUTH CAROLINA                  CALIFORNIA              MICHIGAN
1 property                      15 properties           29 properties
$16,200,000                     $738,903,634            $112,156,903
0.7% of total                   30.0% of total          4.5% of total

GEORGIA                         NEVADA                  OHIO
5 properties                    9 properties            11 properties
$53,369,237                     $116,884,132            $69,581,154
2.2% of total                   4.7% of total           2.8% of total

                                                        INDIANA
                                                        4 properties
                                                        $3,150,000
                                                        0.1% of total

                                                        PENNSYLVANIA
                                                        1 property
                                                        $40,964,616
                                                        1.7% of total

[ ] <1.0%
    of Initial Pool Balance

[ ] 1.0% - 5.0%
    of Initial Pool Balance

[ ] 5.1% - 10.0%
    of Initial Pool Balance

[ ] >10.0%
    of Initial Pool Balance

GEOGRAPHIC DISTRIBUTION

                                                                        WEIGHTED        WEIGHTED      WEIGHTED
                      NUMBER OF       AGGREGATE                         AVERAGE         AVERAGE       AVERAGE
                      MORTGAGED      CUT-OFF DATE     % OF INITIAL    UNDERWRITTEN    CUT-OFF DATE    MORTGAGE
PROPERTY LOCATION     PROPERTIES       BALANCE        POOL BALANCE        DSCR         LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------

California                15        $  738,903,634        30.0%          1.40x           67.0%         5.900%
---------------------------------------------------------------------------------------------------------------
Alabama                    2           320,375,000        13.0           1.28x           79.0%         5.657%
---------------------------------------------------------------------------------------------------------------
Illinois                   4           176,402,422         7.2           1.33x           76.5%         5.879%
---------------------------------------------------------------------------------------------------------------
South Dakota               1           176,300,000         7.1           1.36x           79.8%         5.794%
---------------------------------------------------------------------------------------------------------------
Nevada                     9           116,884,132         4.7           1.29x           66.4%         5.936%
---------------------------------------------------------------------------------------------------------------
Michigan                  29           112,156,903         4.5           1.33x           80.5%         5.730%
---------------------------------------------------------------------------------------------------------------
Maryland                   6           108,918,664         4.4           1.40x           64.0%         5.924%
---------------------------------------------------------------------------------------------------------------
Texas                     10            77,101,083         3.1           1.47x           72.6%         5.972%
---------------------------------------------------------------------------------------------------------------
Florida                    8            73,975,345         3.0           1.21x           75.0%         6.038%
---------------------------------------------------------------------------------------------------------------
Ohio                      11            69,581,154         2.8           1.35x           77.5%         6.018%
---------------------------------------------------------------------------------------------------------------
Other                     85           496,173,867        20.1           1.35x           71.3%         5.963%
---------------------------------------------------------------------------------------------------------------
TOTAL:                   180        $2,466,772,204       100.0%          1.35X           72.2%         5.877%
---------------------------------------------------------------------------------------------------------------

o     THE MORTGAGED PROPERTIES ARE LOCATED THROUGHOUT 35 STATES.

*     Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
      Characteristics as of the Cut-off Date" section to this Structural and
      Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       11

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS

CUT-OFF DATE BALANCE
--------------------------------------------------------------------------------
                                         NO. OF           AGGREGATE
                                       MORTGAGE        CUT-OFF DATE       % OF
                                          LOANS             BALANCE       POOL
--------------------------------------------------------------------------------
$1,250,000 -- $1,999,999                      5     $     7,556,898        0.3%
$2,000,000 -- $2,999,999                     10          26,250,991        1.1
$3,000,000 -- $3,999,999                     17          58,758,367        2.4
$4,000,000 -- $4,999,999                     11          48,575,820        2.0
$5,000,000 -- $7,499,999                     23         137,805,026        5.6
$7,500,000 -- $9,999,999                      9          78,320,000        3.2
$10,000,000 -- $14,999,999                   14         179,264,591        7.3
$15,000,000 -- $19,999,999                    8         138,511,895        5.6
$20,000,000 -- $29,999,999                    8         194,500,000        7.9
$30,000,000 -- $49,999,999                    4         152,264,616        6.2
$50,000,000 -- $99,999,999                    1          91,100,000        3.7
$100,000,000 -- $305,000,000                  7       1,353,864,000       54.9
--------------------------------------------------------------------------------
TOTAL:                                      117     $ 2,466,772,204      100.0%
--------------------------------------------------------------------------------
Min: $1,250,000               Max: $305,000,000               Avg: $21,083,523
--------------------------------------------------------------------------------

LOCATION
--------------------------------------------------------------------------------
                                         NO. OF           AGGREGATE
                                      MORTGAGED        CUT-OFF DATE       % OF
                                     PROPERTIES             BALANCE       POOL
--------------------------------------------------------------------------------
California                                   15     $   738,903,634       30.0%
Alabama                                       2         320,375,000       13.0
Illinois                                      4         176,402,422        7.2
South Dakota                                  1         176,300,000        7.1
Nevada                                        9         116,884,132        4.7
Michigan                                     29         112,156,903        4.5
Maryland                                      6         108,918,664        4.4
Texas                                        10          77,101,083        3.1
Florida                                       8          73,975,345        3.0
Ohio                                         11          69,581,154        2.8
Other                                        85         496,173,867       20.1
--------------------------------------------------------------------------------
TOTAL:                                      180     $ 2,466,772,204      100.0%
--------------------------------------------------------------------------------

PROPERTY TYPE
--------------------------------------------------------------------------------
                                         NO. OF           AGGREGATE
                                      MORTGAGED        CUT-OFF DATE       % OF
                                     PROPERTIES             BALANCE       POOL
--------------------------------------------------------------------------------
Office                                       23     $   832,230,930       33.7%
Retail                                       39         738,746,549       29.9
   Anchored                                  20         644,502,846       26.1
   Unanchored                                13          64,167,282        2.6
   Shadow Anchored                            6          30,076,421        1.2
Multifamily                                  34         433,510,161       17.6
Self Storage                                 59         175,731,598        7.1
Hotel                                        15         127,519,593        5.2
Mixed Use                                     3         115,050,000        4.7
Industrial                                    3          22,729,932        0.9
Other                                         4          21,253,440        0.9
--------------------------------------------------------------------------------
TOTAL:                                      180     $ 2,466,772,204      100.0%
--------------------------------------------------------------------------------

MORTGAGE RATE
--------------------------------------------------------------------------------
                                         NO. OF           AGGREGATE
                                       MORTGAGE        CUT-OFF DATE       % OF
                                          LOANS             BALANCE       POOL
--------------------------------------------------------------------------------
5.000% -- 5.249%                              1     $     4,520,000        0.2%
5.500% -- 5.749%                              8         687,935,621       27.9
5.750% -- 5.999%                             44       1,136,680,404       46.1
6.000% -- 6.249%                             41         432,902,683       17.5
6.250% -- 6.499%                             17         187,364,750        7.6
6.500% -- 6.683%                              6          17,368,746        0.7
--------------------------------------------------------------------------------
TOTAL:                                      117     $ 2,466,772,204      100.0%
--------------------------------------------------------------------------------
Min: 5.000%                          Max: 6.683%               Wtd. Avg: 5.877%
--------------------------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS)
--------------------------------------------------------------------------------
                                         NO. OF           AGGREGATE
                                       MORTGAGE        CUT-OFF DATE       % OF
                                          LOANS             BALANCE       POOL
--------------------------------------------------------------------------------
60 -- 83                                     16     $   591,238,545       24.0%
84 -- 99                                      6         334,443,110       13.6
100 -- 120                                   92       1,289,766,616       52.3
121 -- 123                                    3         251,323,932       10.2
--------------------------------------------------------------------------------
TOTAL:                                      117     $ 2,466,772,204      100.0%
--------------------------------------------------------------------------------
Min: 60                                Max: 123                  Wtd. Avg: 101
--------------------------------------------------------------------------------

REMAINING TERM TO STATED MATURITY OR ARD (MOS)
--------------------------------------------------------------------------------
                                         NO. OF           AGGREGATE
                                       MORTGAGE        CUT-OFF DATE       % OF
                                          LOANS             BALANCE       POOL
--------------------------------------------------------------------------------
55 -- 59                                     14     $   566,038,545       22.9%
60 -- 79                                      3          27,993,110        1.1
80 -- 99                                      5         331,650,000       13.4
100 -- 119                                   62         992,213,698       40.2
120 -- 121                                   33         548,876,850       22.3
--------------------------------------------------------------------------------
TOTAL:                                      117     $ 2,466,772,204      100.0%
--------------------------------------------------------------------------------
Min: 55                                Max: 121                   Wtd. Avg: 99
--------------------------------------------------------------------------------

PREPAYMENT PROVISION SUMMARY
--------------------------------------------------------------------------------
                                         NO. OF           AGGREGATE
                                       MORTGAGE        CUT-OFF DATE       % OF
                                          LOANS             BALANCE       POOL
--------------------------------------------------------------------------------
Lockout/Defeasance/Open                      99     $ 1,922,520,890       77.9%
Lockout/Yield
   Maintenance/Open                          12         423,976,314       17.2
Yield Maintenance/Open                        1         106,000,000        4.3
Yield Maintenance/Yield
   Maintenance/Open                           5          14,275,000        0.6
--------------------------------------------------------------------------------
TOTAL:                                      117     $ 2,466,772,204      100.0%
--------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO
--------------------------------------------------------------------------------
                                         NO. OF           AGGREGATE
                                       MORTGAGE        CUT-OFF DATE       % OF
                                          LOANS             BALANCE       POOL
--------------------------------------------------------------------------------
28.6% -- 29.9%                                1     $     4,000,000        0.2%
30.0% -- 49.9%                                9          72,233,607        2.9
50.0% -- 54.9%                                4          23,642,358        1.0
55.0% -- 59.9%                                4         224,475,000        9.1
60.0% -- 64.9%                               15         108,933,353        4.4
65.0% -- 69.9%                               25         239,062,613        9.7
70.0% -- 74.9%                               24         606,012,208       24.6
75.0% -- 79.9%                               31       1,001,529,065       40.6
80.0% -- 82.2%                                4         186,884,000        7.6
--------------------------------------------------------------------------------
TOTAL:                                      117     $ 2,466,772,204      100.0%
--------------------------------------------------------------------------------
Min: 28.6%                            Max: 82.2%                Wtd. Avg: 72.2%
--------------------------------------------------------------------------------

LOAN-TO-VALUE RATIO AT MATURITY OR ARD
--------------------------------------------------------------------------------
                                         NO. OF           AGGREGATE
                                       MORTGAGE        CUT-OFF DATE       % OF
                                          LOANS             BALANCE       POOL
--------------------------------------------------------------------------------
Fully Amortizing                              1     $     5,467,314        0.2%
24.0% -- 24.9%                                1           4,000,000        0.2
25.0% -- 49.9%                               14         101,725,202        4.1
50.0% -- 59.9%                               30         471,647,354       19.1
60.0% -- 64.9%                               22         166,877,839        6.8
65.0% -- 69.9%                               20         339,385,573       13.8
70.0% -- 74.9%                               14         526,617,422       21.3
75.0% -- 82.2%                               15         851,051,500       34.5
--------------------------------------------------------------------------------
TOTAL:                                      117     $ 2,466,772,204      100.0%
--------------------------------------------------------------------------------
Min: 24.0%(1)                         Max: 82.2%            Wtd. Avg: 69.3%(1)
--------------------------------------------------------------------------------

(1)   Excludes Mortgage Loans that are fully amortizing.

DEBT SERVICE COVERAGE RATIOS
--------------------------------------------------------------------------------
                                         NO. OF           AGGREGATE
                                       MORTGAGE        CUT-OFF DATE       % OF
                                          LOANS             BALANCE       POOL
--------------------------------------------------------------------------------
1.10x -- 1.19x                               16     $   292,964,655       11.9%
1.20x -- 1.24x                               38         535,110,550       21.7
1.25x -- 1.29x                               12         406,969,366       16.5
1.30x -- 1.34x                                6         371,689,000       15.1
1.35x -- 1.39x                                7         240,093,000        9.7
1.40x -- 1.49x                               11         125,098,539        5.1
1.50x -- 1.59x                               11         236,494,237        9.6
1.60x -- 1.69x                                3          14,496,899        0.6
1.70x -- 1.79x                                4         197,680,747        8.0
1.80x -- 1.89x                                4          24,145,926        1.0
1.90x -- 1.99x                                1           3,740,935        0.2
2.00x -- 2.99x                                3          14,288,350        0.6
3.00x                                         1           4,000,000        0.2
--------------------------------------------------------------------------------
TOTAL:                                      117     $ 2,466,772,204      100.0%
--------------------------------------------------------------------------------
Min: 1.11x                           Max: 3.00x                 Wtd. Avg: 1.35x
--------------------------------------------------------------------------------

*     Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
      Characteristics as of the Cut-off Date" section to this Structural and
      Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       12

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

LOAN GROUP 1 CHARACTERISTICS

CUT-OFF DATE BALANCE
--------------------------------------------------------------------------------
                                         NO. OF           AGGREGATE       % OF
                                       MORTGAGE        CUT-OFF DATE       LOAN
                                          LOANS             BALANCE    GROUP 1
--------------------------------------------------------------------------------
$1,250,000 -- $1,999,999                      4     $     5,881,898        0.3%
$2,000,000 -- $2,999,999                      7          18,348,189        0.9
$3,000,000 -- $3,999,999                     14          49,583,367        2.4
$4,000,000 -- $4,999,999                     10          44,379,222        2.2
$5,000,000 -- $7,499,999                     19         113,849,188        5.6
$7,500,000 -- $9,999,999                      6          52,220,000        2.6
$10,000,000 -- $14,999,999                    8          99,184,669        4.9
$15,000,000 -- $19,999,999                    3          54,486,895        2.7
$20,000,000 -- $29,999,999                    3          74,000,000        3.6
$30,000,000 -- $49,999,999                    2          79,964,616        3.9
$50,000,000 -- $99,999,999                    1          91,100,000        4.5
$100,000,000 -- $305,000,000                  7       1,353,864,000       66.5
--------------------------------------------------------------------------------
TOTAL:                                       84     $ 2,036,862,043      100.0%
--------------------------------------------------------------------------------
Min: $1,250,000               Max: $305,000,000          Wtd. Avg: $24,248,358
--------------------------------------------------------------------------------

LOCATION
--------------------------------------------------------------------------------
                                         NO. OF           AGGREGATE       % OF
                                      MORTGAGED        CUT-OFF DATE       LOAN
                                     PROPERTIES             BALANCE    GROUP 1
--------------------------------------------------------------------------------
California                                   13     $   728,628,634       35.8%
Alabama                                       1         305,000,000       15.0
South Dakota                                  1         176,300,000        8.7
Illinois                                      3         165,000,000        8.1
Michigan                                     28          94,306,903        4.6
Maryland                                      5          72,618,664        3.6
Nevada                                        7          70,184,132        3.4
Massachusetts                                14          64,083,567        3.1
Pennsylvania                                  1          40,964,616        2.0
Colorado                                      5          37,137,557        1.8
Other                                        69         282,637,970       13.9
--------------------------------------------------------------------------------
TOTAL:                                      147     $ 2,036,862,043      100.0%
--------------------------------------------------------------------------------

PROPERTY TYPE
--------------------------------------------------------------------------------
                                         NO. OF           AGGREGATE       % OF
                                      MORTGAGED        CUT-OFF DATE       LOAN
                                     PROPERTIES             BALANCE    GROUP 1
--------------------------------------------------------------------------------
Office                                       23     $   832,230,930       40.9%
Retail                                       39         738,746,549       36.3
   Anchored                                  20         644,502,846       26.1
   Unanchored                                13          64,167,282        2.6
   Shadow Anchored                            6          30,076,421        1.2
Self Storage                                 59         175,731,598        8.6
Hotel                                        15         127,519,593        6.3
Mixed Use                                     3         115,050,000        5.6
Industrial                                    3          22,729,932        1.1
Other                                         4          21,253,440        1.0
Multifamily                                   1           3,600,000        0.2
--------------------------------------------------------------------------------
TOTAL:                                      147     $ 2,036,862,043      100.0%
--------------------------------------------------------------------------------

MORTGAGE RATE
--------------------------------------------------------------------------------
                                         NO. OF           AGGREGATE       % OF
                                       MORTGAGE        CUT-OFF DATE       LOAN
                                          LOANS             BALANCE    GROUP 1
--------------------------------------------------------------------------------
5.000% -- 5.249%                              1     $     4,520,000        0.2%
5.500% -- 5.749%                              5         641,360,621       31.5
5.750% -- 5.999%                             26         865,257,141       42.5
6.000% -- 6.249%                             31         351,740,785       17.3
6.250% -- 6.499%                             15         156,614,750        7.7
6.500% -- 6.683%                              6          17,368,746        0.9
--------------------------------------------------------------------------------
TOTAL:                                       84     $ 2,036,862,043      100.0%
--------------------------------------------------------------------------------
Min: 5.000%                         Max: 6.6830%               Wtd. Avg: 5.865%
--------------------------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS)
--------------------------------------------------------------------------------

                                         NO. OF           AGGREGATE       % OF
                                       MORTGAGE        CUT-OFF DATE       LOAN
                                          LOANS             BALANCE    GROUP 1
--------------------------------------------------------------------------------
60 -- 83                                      8     $   493,438,545       24.2%
84 -- 99                                      4         286,443,110       14.1
100-120                                      69       1,005,656,455       49.4
121 -- 123                                    3         251,323,932       12.3
--------------------------------------------------------------------------------
TOTAL:                                       84     $ 2,036,862,043      100.0%
--------------------------------------------------------------------------------
Min: 60                                Max: 123                  Wtd. Avg: 101
--------------------------------------------------------------------------------

REMAINING TERM TO STATED MATURITY OR ARD (MOS)
--------------------------------------------------------------------------------
                                         NO. OF           AGGREGATE       % OF
                                       MORTGAGE        CUT-OFF DATE       LOAN
                                          LOANS             BALANCE    GROUP 1
--------------------------------------------------------------------------------
55 -- 59                                      7     $   488,438,545       24.0%
60 -- 79                                      2           7,793,110        0.4
80 -- 99                                      3         283,650,000       13.9
100 -- 119                                   49         840,616,800       41.3
120 - 121                                    23         416,363,587       20.4
--------------------------------------------------------------------------------
TOTAL:                                       84     $ 2,036,862,043      100.0%
--------------------------------------------------------------------------------
Min: 55                                Max: 121                   Wtd. Avg: 99
--------------------------------------------------------------------------------

PREPAYMENT PROVISION SUMMARY
--------------------------------------------------------------------------------
                                         NO. OF           AGGREGATE       % OF
                                       MORTGAGE        CUT-OFF DATE       LOAN
                                          LOANS             BALANCE    GROUP 1
--------------------------------------------------------------------------------
Lockout/Defeasance/Open                      72     $ 1,542,335,729       75.7%
Lockout/Yield
   Maintenance/Open                          10         385,101,314       18.9
Yield Maintenance/Open                        1         106,000,000        5.2
Yield Maintenance/
   Yield Maintenance/Open                     1           3,425,000        0.2
--------------------------------------------------------------------------------
TOTAL:                                       84     $ 2,036,862,043      100.0%
--------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO
--------------------------------------------------------------------------------
                                         NO. OF           AGGREGATE       % OF
                                       MORTGAGE        CUT-OFF DATE       LOAN
                                          LOANS             BALANCE    GROUP 1
--------------------------------------------------------------------------------
28.6% - 29.9%                                 1     $     4,000,000        0.2%
30.0% -- 49.9%                                9          72,233,607        3.5
50.0% -- 54.9%                                3          18,642,358        0.9
55.0% -- 59.9%                                2         182,900,000        9.0
60.0% -- 64.9%                               13          79,433,353        3.9
65.0% -- 69.9%                               19         199,805,252        9.8
70.0% -- 74.9%                               21         553,462,208       27.2
75.0% -- 79.9%                               13         748,701,265       36.8
80.0% -- 82.2%                                3         177,684,000        8.7
--------------------------------------------------------------------------------
TOTAL:                                       84     $ 2,036,862,043      100.0%
--------------------------------------------------------------------------------
Min: 28.6%                            Max: 82.2%                Wtd. Avg: 72.2%
--------------------------------------------------------------------------------

LOAN-TO-VALUE RATIO AT MATURITY OR ARD
--------------------------------------------------------------------------------
                                         NO. OF           AGGREGATE       % OF
                                       MORTGAGE        CUT-OFF DATE       LOAN
                                          LOANS             BALANCE    GROUP 1
--------------------------------------------------------------------------------
Fully Amortizing                              1     $     5,467,314        0.3%
24.0% - 24.9%                                 1           4,000,000        0.2
25.0% -- 49.9%                               14         101,725,202        5.0
50.0% -- 59.9%                               24         391,800,756       19.2
60.0% -- 64.9%                               16         118,169,962        5.8
65.0% -- 69.9%                               15         298,734,810       14.7
70.0% -- 74.9%                                8         438,675,000       21.5
75.0% -- 82.2%                                5         678,289,000       33.3
--------------------------------------------------------------------------------
TOTAL:                                       84     $ 2,036,862,043      100.0%
--------------------------------------------------------------------------------
Min: 24.0%(1)                         Max: 82.2%            Wtd. Avg: 69.2%(1)
--------------------------------------------------------------------------------

(1)   Excludes Mortgage Loans that are fully amortizing.

DEBT SERVICE COVERAGE RATIOS
--------------------------------------------------------------------------------
                                         NO. OF           AGGREGATE       % OF
                                       MORTGAGE        CUT-OFF DATE       LOAN
                                          LOANS             BALANCE    GROUP 1
--------------------------------------------------------------------------------
1.10x -- 1.19x                                9     $   178,074,655        8.7%
1.20x -- 1.24x                               30         459,500,250       22.6
1.25x -- 1.29x                                9         398,457,768       19.6
1.30x -- 1.34x                                4         332,264,000       16.3
1.35x -- 1.39x                                4         196,393,000        9.6
1.40x -- 1.49x                                7          51,125,276        2.5
1.50x -- 1.59x                                5         162,694,237        8.0
1.60x -- 1.69x                                3          14,496,899        0.7
1.70x -- 1.79x                                4         197,680,747        9.7
1.80x -- 1.89x                                4          24,145,926        1.2
1.90x -- 1.99x                                1           3,740,935        0.2
2.00x -- 2.99x                                3          14,288,350        0.7
3.00x                                         1           4,000,000        0.2
--------------------------------------------------------------------------------
TOTAL:                                       84     $ 2,036,862,043      100.0%
--------------------------------------------------------------------------------
Min: 1.11x                            Max: 3.00x                Wtd. Avg: 1.36x
--------------------------------------------------------------------------------

*     Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
      Characteristics as of the Cut-off Date" section to this Structural and
      Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       13

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

LOAN GROUP 2 CHARACTERISTICS

CUT-OFF DATE BALANCE
--------------------------------------------------------------------------------
                                         NO. OF           AGGREGATE       % OF
                                       MORTGAGE        CUT-OFF DATE       LOAN
                                          LOANS             BALANCE    GROUP 2
--------------------------------------------------------------------------------
$1,675,000 -- $1,999,999                      1     $     1,675,000        0.4%
$2,000,000 -- $2,999,999                      3           7,902,803        1.8
$3,000,000 -- $3,999,999                      3           9,175,000        2.1
$4,000,000 -- $4,999,999                      1           4,196,598        1.0
$5,000,000 -- $7,499,999                      4          23,955,838        5.6
$7,500,000 -- $9,999,999                      3          26,100,000        6.1
$10,000,000 -- $14,999,999                    6          80,079,922       18.6
$15,000,000 -- $19,999,999                    5          84,025,000       19.5
$20,000,000 -- $29,999,999                    5         120,500,000       28.0
$30,000,000 -- $36,300,000                    2          72,300,000       16.8
--------------------------------------------------------------------------------
TOTAL:                                       33     $   429,910,161      100.0%
--------------------------------------------------------------------------------
Min: $1,675,000                Max: $36,300,000          Wtd. Avg: $13,027,581
--------------------------------------------------------------------------------

LOCATION
--------------------------------------------------------------------------------
                                         NO. OF           AGGREGATE       % OF
                                      MORTGAGED        CUT-OFF DATE       LOAN
                                     PROPERTIES             BALANCE    GROUP 2
--------------------------------------------------------------------------------
Louisiana                                     2     $    50,887,500       11.8%
Florida                                       2          48,000,000       11.2
Nevada                                        2          46,700,000       10.9
Texas                                         3          46,435,075       10.8
Georgia                                       3          44,850,000       10.4
Maryland                                      1          36,300,000        8.4
Ohio                                          3          33,500,000        7.8
Michigan                                      1          17,850,000        4.2
South Carolina                                1          16,200,000        3.8
Washington                                    2          16,075,000        3.7
Other                                        13          73,112,586       17.0
--------------------------------------------------------------------------------
TOTAL:                                       33     $   429,910,161      100.0%
--------------------------------------------------------------------------------

PROPERTY TYPE
--------------------------------------------------------------------------------
                                         NO. OF           AGGREGATE       % OF
                                      MORTGAGED        CUT-OFF DATE       LOAN
                                     PROPERTIES             BALANCE    GROUP 2
--------------------------------------------------------------------------------
Multifamily                                  33     $   429,910,161      100.0%
--------------------------------------------------------------------------------
TOTAL:                                       33     $   429,910,161      100.0%
--------------------------------------------------------------------------------

MORTGAGE RATE
--------------------------------------------------------------------------------
                                         NO. OF           AGGREGATE       % OF
                                       MORTGAGE        CUT-OFF DATE       LOAN
                                          LOANS             BALANCE    GROUP 2
--------------------------------------------------------------------------------
5.711% -- 5.749%                              3     $    46,575,000       10.8%
5.750% -- 5.999%                             18         271,423,263       63.1
6.000% -- 6.249%                             10          81,161,898       18.9
6.250% -- 6.441%                              2          30,750,000        7.2
--------------------------------------------------------------------------------
TOTAL:                                       33     $   429,910,161      100.0%
--------------------------------------------------------------------------------
Min: 5.711%                     Max: 6.441% Wtd.                    Avg: 5.932%
--------------------------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS)
--------------------------------------------------------------------------------
                                         NO. OF           AGGREGATE       % OF
                                       MORTGAGE        CUT-OFF DATE       LOAN
                                          LOANS             BALANCE    GROUP 2
--------------------------------------------------------------------------------
60 -- 83                                      8     $    97,800,000       22.7%
84 -- 99                                      2          48,000,000       11.2
100 -- 120                                   23         284,110,161       66.1
--------------------------------------------------------------------------------
TOTAL:                                       33     $   429,910,161      100.0%
--------------------------------------------------------------------------------
Min: 60                                Max: 120                  Wtd. Avg: 103
--------------------------------------------------------------------------------

REMAINING TERM TO STATED MATURITY OR ARD (MOS)
--------------------------------------------------------------------------------
                                         NO. OF           AGGREGATE       % OF
                                       MORTGAGE        CUT-OFF DATE       LOAN
                                          LOANS             BALANCE    GROUP 2
--------------------------------------------------------------------------------
58 -- 59                                      7      $   77,600,000       18.1%
60 -- 79                                      1          20,200,000        4.7
80 -- 99                                      2          48,000,000       11.2
110 -- 119                                   13         151,596,898       35.3
120                                          10         132,513,263       30.8
--------------------------------------------------------------------------------
TOTAL:                                       33      $  429,910,161      100.0%
--------------------------------------------------------------------------------
Min: 58                                Max: 120                  Wtd. Avg: 102
--------------------------------------------------------------------------------

PREPAYMENT PROVISION SUMMARY
--------------------------------------------------------------------------------
                                         NO. OF           AGGREGATE       % OF
                                       MORTGAGE        CUT-OFF DATE       LOAN
                                          LOANS             BALANCE    GROUP 2
--------------------------------------------------------------------------------
Lockout/Defeasance/Open                      27        $380,185,161       88.4%
Lockout/Yield
   Maintenance/Open                           2          38,875,000        9.0
Yield Maintenance/Yield
   Maintenance/Open                           4          10,850,000        2.5
--------------------------------------------------------------------------------
TOTAL:                                       33        $429,910,161      100.0%
--------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO
--------------------------------------------------------------------------------
                                         NO. OF           AGGREGATE       % OF
                                       MORTGAGE        CUT-OFF DATE       LOAN
                                          LOANS             BALANCE    GROUP 2
--------------------------------------------------------------------------------
53.8% -- 54.9%                                1     $     5,000,000        1.2%
55.0% -- 59.9%                                2          41,575,000        9.7
60.0% -- 64.9%                                2          29,500,000        6.9
65.0% -- 69.9%                                6          39,257,361        9.1
70.0% -- 74.9%                                3          52,550,000       12.2
75.0% -- 79.9%                               18         252,827,800       58.8
80.0%                                         1           9,200,000        2.1
--------------------------------------------------------------------------------
TOTAL:                                       33     $   429,910,161      100.0%
--------------------------------------------------------------------------------
Min: 53.8%                            Max: 80.0%                Wtd. Avg: 72.2%
--------------------------------------------------------------------------------

LOAN-TO-VALUE RATIO AT MATURITY OR ARD
--------------------------------------------------------------------------------
                                         NO. OF           AGGREGATE       % OF
                                       MORTGAGE        CUT-OFF DATE       LOAN
                                          LOANS             BALANCE    GROUP 2
--------------------------------------------------------------------------------
53.8% -- 59.9%                                6     $    79,846,598       18.6%
60.0% -- 64.9%                                6          48,707,878       11.3
65.0% -- 69.9%                                5          40,650,763        9.5
70.0% -- 74.9%                                6          87,942,422       20.5
75.0% -- 79.2%                               10         172,762,500       40.2
--------------------------------------------------------------------------------
TOTAL:                                       33     $   429,910,161      100.0%
--------------------------------------------------------------------------------
Min: 53.8%                           Max: 79.2%                 Wtd. Avg: 69.7%
--------------------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIOS
--------------------------------------------------------------------------------
                                         NO. OF           AGGREGATE       % OF
                                       MORTGAGE        CUT-OFF DATE       LOAN
                                          LOANS             BALANCE    GROUP 2
--------------------------------------------------------------------------------
1.13x -- 1.19x                                7     $   114,890,000       26.7%
1.20x -- 1.24x                                8          75,610,300       17.6
1.25x -- 1.29x                                3           8,511,598        2.0
1.30x -- 1.34x                                2          39,425,000        9.2
1.35x -- 1.39x                                3          43,700,000       10.2
1.40x -- 1.49x                                4          73,973,263       17.2
1.50x -- 1.59x                                6          73,800,000       17.2
--------------------------------------------------------------------------------
TOTAL:                                       33     $   429,910,161      100.0%
--------------------------------------------------------------------------------
Min: 1.13x                            Max: 1.59x                Wtd. Avg: 1.32x
--------------------------------------------------------------------------------

*     Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
      Characteristics as of the Cut-off Date" section to Structural and
      Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       14

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

PREPAYMENT PROVISIONS BASED ON OUTSTANDING PRINCIPAL BALANCE

-------------------------------------------------------------------------------------------------------
PREPAYMENT
PROVISIONS(1)                 NOV-06          NOV-07          NOV-08          NOV-09          NOV-10
-------------------------------------------------------------------------------------------------------

Lockout/Defeasance(2)            94.81%          94.80%          93.64%          80.16%          77.80%
Yield
  Maintenance(3)(4)(5)            4.88%           4.88%           6.04%          19.52%          21.88%
Open                              0.31%           0.31%           0.31%           0.32%           0.32%
-------------------------------------------------------------------------------------------------------
Total                           100.00%         100.00%         100.00%         100.00%         100.00%
-------------------------------------------------------------------------------------------------------
Total Beginning
  Balance (in millions)     $ 2,466.77      $ 2,462.04      $ 2,456.74      $ 2,448.99      $ 2,438.76
Percent of Aggregate
  Cut-off Date
  Balance                       100.00%          99.81%          99.59%          99.28%          98.86%
-------------------------------------------------------------------------------------------------------

PREPAYMENT
PROVISIONS(1)                  NOV-11          NOV-12          NOV-13          NOV-14         NOV-15        NOV-16
---------------------------------------------------------------------------------------------------------------------

Lockout/Defeasance(2)            77.59%          77.24%          71.60%          71.83%          71.60%         0.00%
Yield
  Maintenance(3)(4)(5)           22.00%          22.34%          27.28%          27.65%          27.87%         0.00%
Open                              0.42%           0.42%           1.12%           0.53%           0.53%       100.00%
---------------------------------------------------------------------------------------------------------------------
Total                           100.00%         100.00%         100.00%         100.00%         100.00%       100.00%
---------------------------------------------------------------------------------------------------------------------
Total Beginning
  Balance (in millions)     $ 1,857.85      $ 1,825.72      $ 1,487.68      $ 1,464.52      $  1449.39     $  237.41
Percent of Aggregate
  Cut-off Date
  Balance                        75.31%          74.01%          60.31%          59.37%          58.76%         9.62%
---------------------------------------------------------------------------------------------------------------------

(1)   Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
      Loans (except that an Anticipated Repayment Date Loan will be repaid on its Anticipated Repayment Date).

(2)   Ninety-nine Mortgage Loans representing 77.9% of the Initial Pool Balance
      (72 Mortgage Loans representing 75.7% of the Group 1 Balance and 27
      Mortgage Loans representing 69.3% of the Group 2 Balance) are subject to an initial lockout period after which defeasance is permitted.

(3)   Twelve Mortgage Loans, representing 17.2% of the Initial Pool Balance (ten
      Mortgage Loans representing 18.9% of the Group 1 Balance and two Mortgage
      Loans representing 9.0% of the Group 2 Balance): (a) have an initial lockout period; (b) are then subject after expiration of the initial lockout period to a period where the related borrower has an option to prepay the Mortgage Loan subject to the greater of a yield maintenance charge or a 1% prepayment premium; and (c) become thereafter prepayable without an accompanying prepayment premium or yield maintenance charge, prior to its maturity. With respect to Loan No.3403489, however, the first
      $7,728,200 of the mortgage loan is voluntarily prepayable without any requirement to pay a prepayment premium or yield maintenance charge
      (voluntary prepayments may occur under such mortgage loan at any time if in connection with a property release, and after the expiration of the lockout period if not in connection with a property release).

(4)   Five Mortgage Loans, representing 0.6% of the Initial Pool Balance (one
      Mortgage Loan representing 0.2% of the Group 1 Balance and four Mortgage
      Loans representing 2.5% of the Group 2 Balance): (a) have no lockout periods and is (a) subject to the greater of a yield maintenance charge or a 2% prepayment premium after which; (b) is subject to the greater of a yield maintenance change or a 1% prepayment premium and (c) become thereafter prepayable without an accompanying prepayment premium or yield maintenance charge, prior to its maturity.

(5)   One Mortgage Loan, representing 4.3% of the Initial Pool Balance (5.2% of the Group 1 Balance) has no initial lockout period and is subject to a yield maintenance charge calculated on the basis of a formula using a present value discount rate of a U.S. Treasury Yield plus 0.50% and an assumed loan maturity date of May 1, 2011.

*     Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
      Characteristics as of the Cut-off Date" section to this Structural and
      Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       15

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

GROUP 1 FIVE YEAR LOANS

                              MORTGAGE
                                LOAN                     CUT-OFF DATE   % OF INITIAL POOL
PROPERTY NAME                  SELLER    PROPERTY TYPE      BALANCE          BALANCE            AMORTIZATION TYPE
--------------------------   ---------   -------------   ------------   -----------------    -----------------------

Riverchase
Galleria .................      BofA         Retail      $305,000,000          12.4%         Interest Only, Hyper Am
Rincon Center ............      BSCMI      Mixed Use      106,000,000           4.3               Interest Only
1700 Twinbrook
Office Center ............      BofA         Office        39,000,000           1.6               Interest Only
Central Park
Corporate Center .........      BofA         Office        26,500,000           1.1               Interest Only
Hillside Plaza ...........      BofA         Retail         5,000,000           0.2                  Balloon
Suburban Extended
Stay-Austin ..............      BofA         Hotel          3,993,545           0.2                  Balloon
Showtime Cinemas..........      BSCMI        Other          3,425,000           0.1                IO, Balloon
                                                         ------------         -----
TOTAL: ...................                               $488,918,545          19.8%
                                                         ============         =====

                                                                                      REMAINING       REMAINING
                                                                       LTV RATIO     INTEREST ONLY     TERM TO
                             LOAN BALANCE              CUT-OFF DATE   AT MATURITY       PERIOD         MATURITY
PROPERTY NAME                  PER UNIT      UW DSCR     LTV RATIO       OR ARD        (MONTHS)        (MONTHS)
--------------------------   ------------   --------   ------------   -----------    -------------    ----------

Riverchase
Galleria .................      $   524        1.26x        79.2%         79.2%           59             59
Rincon Center ............      $   213        1.52x        70.7          70.7            56             56
1700 Twinbrook
Office Center ............      $   240        1.20x        75.0          75.0            59             59
Central Park
Corporate Center .........      $    70        1.57x        48.8          48.8            57             57
Hillside Plaza ...........      $    89        2.64x        33.3          31.1             0             60
Suburban Extended
Stay-Austin ..............      $29,364        1.45x        70.7          66.8             0             58
Showtime Cinemas..........      $    86        1.27x        79.7          76.0            21             57
                                              -----        -----         -----
TOTAL: ...................                     1.35X        74.9%         74.8%

GROUP 1 SEVEN YEAR LOANS

                                MORTGAGE
                                  LOAN                      CUT-OFF DATE   % OF INITIAL POOL
PROPERTY NAME                    SELLER     PROPERTY TYPE      BALANCE          BALANCE         AMORTIZATION TYPE
--------------------------      ---------   -------------   ------------   -----------------    ------------------

777 Tower ................        BofA         Office       $273,000,000          11.1%           Interest Only
Forum Shopping Center ....        BofA         Retail          9,400,000           0.4             IO, Balloon
Days Inn-Jacksonville ....        BofA          Hotel          2,793,110           0.1               Balloon
Plaza del Sol ............        BofA         Retail          1,250,000           0.1             IO, Balloon
                                                            ------------         -----
TOTAL: ...................                                  $286,443,110          11.6%
                                                            ============         =====

                                                                                      REMAINING       REMAINING
                                                                       LTV RATIO     INTEREST ONLY     TERM TO
                             LOAN BALANCE              CUT-OFF DATE   AT MATURITY       PERIOD         MATURITY
PROPERTY NAME                  PER UNIT      UW DSCR     LTV RATIO       OR ARD        (MONTHS)        (MONTHS)
--------------------------   ------------   --------   ------------   -----------    -------------    ----------

777 Tower ................      $   271       1.21x        73.8%          73.8%           84             84
Forum Shopping Center ....      $    63       1.21x        72.3           68.6            33             87
Days Inn-Jacksonville ....      $23,276       1.44x        62.1           54.4             0             79
Plaza del Sol ............      $   180       1.20x        64.1           60.5            23             83
                                             -----         ----           ----
TOTAL: ...................                    1.22X        73.6%          73.4%

*     Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
      Characteristics as of the Cut-off Date" section to this Structural and
      Collateral Term Sheet also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       16

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS*
--------------------------------------------------------------------------------

The following table and summaries describe the ten largest Mortgage Loans in the
Mortgage Pool by Cut-off Date Balance:

                                    TEN LARGEST MORTGAGE LOANS BY CUT-OFF DATE BALANCE

                                                                        % OF                   % OF
                                         MORTGAGE                     INITIAL            APPLICABLE LOAN
                                           LOAN         CUT-OFF         POOL    LOAN          GROUP            PROPERTY
                                          SELLER        BALANCE       BALANCE   GROUP        BALANCE             TYPE
                                         --------   --------------    -------   -----    ----------------   --------------

Riverchase Galleria ...................    BofA     $  305,000,000      12.4%     1           5.0%              Retail
777 Tower .............................    BofA        273,000,000      11.1      1           3.4%              Office
The Empire Mall .......................    BofA        176,300,000       7.1      1           8.7%              Retail
LNR Warner Center I, II, & III ........    BofA        174,000,000       7.1      1           8.5%              Office
Chicago Loop Portfolio ................    BSCMI       165,000,000       6.7      1           8.1%              Office
EZ Storage Portfolio ..................    BofA        154,564,000       6.3      1           7.6%           Self Storage
Rincon Center .........................    BSCMI       106,000,000       4.3      1           5.2%             Mixed Use
Impac Center ..........................    BofA         91,100,000       3.7      1           4.5%              Office
Crowne Plaza & Fairfield Inn Valley
Forge .................................    BSCMI        40,964,616       1.7      1           2.0%               Hotel
1700 Twinbrook Office Center ..........    BofA         39,000,000       1.6      1           1.9%              Office
                                                    --------------     -----
TOTAL/WTD AVG: ........................             $1,524,928,616      61.8%
                                                    ==============     =====

                                                           CUT-OFF
                                            CUT-OFF         DATE       LTV RATIO
                                          DATE BALANCE       LTV      AT MATURITY    UNDERWRITTEN      MORTGAGE
                                            PER UNIT        RATIO        OR ARD          DSCR            RATE
                                          ------------    ---------   ------------   ------------    ------------

Riverchase Galleria ...................     $    524        79.2%         79.2%          1.26x          5.648%
777 Tower .............................     $    271        73.8%         73.8%          1.21x          5.844%
The Empire Mall .......................     $    167        79.8%         79.8%          1.36x          5.794%
LNR Warner Center I, II, & III ........     $    215        55.2%         55.2%          1.75x          5.628%
Chicago Loop Portfolio ................     $    101        76.4%         69.1%          1.34x          5.860%(1)
EZ Storage Portfolio ..................     $  9,642        82.2%         82.2%          1.31x          5.695%(2)
Rincon Center .........................     $    213        70.7%         70.7%          1.52x          6.076%(1)
Impac Center ..........................     $    246        68.8%         58.9%          1.15x          6.276%(1)
Crowne Plaza & Fairfield Inn Valley
Forge .................................     $134,310        74.5%         63.1%          1.27x          5.845%
1700 Twinbrook Office Center ..........     $    240        75.0%         75.0%          1.20x          6.093%
                                                           -----         -----          -----          ------
TOTAL/WTD AVG: ........................                     74.1%         72.4%          1.34X          5.809%

__________________________

(1)   Interest Rate rounded to three decimals.

(2)   Interest Rate subject to change prior to pricing.

*     Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
      Characteristics as of the Cut-off Date" section to this Structural and
      Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       17

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                               RIVERCHASE GALLERIA

--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       18

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                               RIVERCHASE GALLERIA

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                            Bank of America

LOAN PURPOSE:                           Refinance

ORIGINAL PRINCIPAL BALANCE:             $305,000,000

FIRST PAYMENT DATE:                     November 1, 2006

TERM/AMORTIZATION:                      60/0 months

INTEREST ONLY PERIOD:                   60 months

ANTICIPATED REPAYMENT DATE(1):          October 1, 2011

EXPECTED MATURITY BALANCE:              $305,000,000

BORROWING ENTITY:                       Hoover Mall Limited, L.L.C.

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Lockout/Defeasance:
                                        51 payments
                                        Open: 9 payments

FUTURE MEZZANINE DEBT:                  Yes

LOCKBOX:                                Hard
--------------------------------------------------------------------------------

(1)   The final maturity date of the Riverchase Galleria Mortgage Loan is
      October 1, 2036.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                   $305,000,000

CUT-OFF DATE LTV:                       79.2%

MATURITY DATE LTV:                      79.2%

UNDERWRITTEN DSCR:                      1.26x

MORTGAGE RATE:                          5.648%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                          Retail

PROPERTY SUB-TYPE:                      Anchored

LOCATION:                               Hoover, Alabama

YEAR BUILT/RENOVATED:                   1986/2006

NET RENTABLE SQUARE FEET:               581,630

CUT-OFF BALANCE PER SF:                 $524

OCCUPANCY AS OF 09/07/2006:             90.4%

OWNERSHIP INTEREST:                     Fee

PROPERTY MANAGEMENT:                    General Growth
                                        Management, Inc.

UNDERWRITTEN NET CASH FLOW:             $22,044,588

APPRAISED VALUE:                        $385,000,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       19

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                               RIVERCHASE GALLERIA

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                          FINANCIAL INFORMATION
--------------------------------------------------------------------------------------------------------
                                         ANNUALIZED                        TRAILING 12
                                          8 MONTHS         FULL YEAR         MONTHS
                                        (12/31/2004)     (12/31/2005)     (06/30/2006)     UNDERWRITTEN
                                      ---------------- ---------------- ---------------- ---------------

Effective Gross Income .............    $ 28,107,344     $ 29,272,463     $ 30,178,962     $ 32,771,110
Total Expenses .....................    $  8,072,540     $  8,357,202     $  8,761,538     $ 10,049,222
Net Operating Income (NOI) .........    $ 20,034,804     $ 20,915,261     $ 21,417,424     $ 22,721,888
Cash Flow (CF) .....................    $ 20,034,804     $ 20,915,261     $ 21,417,424     $ 22,044,588
DSCR on NOI ........................            1.15x            1.20x            1.23x            1.30x
DSCR on CF .........................            1.15x            1.20x            1.23x            1.26x
--------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                        TENANT INFORMATION(1)
----------------------------------------------------------------------------------------------------------------------------------
                                        RATINGS      TOTAL      % OF               POTENTIAL   % POTENTIAL    SALES      LEASE
TOP TENANTS                           MOODY'S/S&P  TENANT SF  TOTAL SF  RENT PSF      RENT         RENT        PSF     EXPIRATION
------------------------------------  -----------  ---------  --------  --------  -----------  -----------  --------  ------------

Parisian ...........................  Not Rated     76,000      13.1%   $ 15.79    $1,200,040       6.8%      NAV     01/31/2010
CompUSA (ground lease) .............  Not Rated     26,103       4.5    $ 17.25       450,277       2.5       NAV     10/31/2011
Gap/Gap Kids .......................  Baa3/BBB-     16,100       2.8    $ 26.00       418,600       2.4      $326(2)  12/31/2006
Forever 21 .........................  Not Rated     15,000       2.6    $ 14.00       210,000       1.2       NAV     02/28/2015
                                                   -------      ----               ----------      ----
TOTAL ..............................               133,203      22.9%              $2,278,917      12.9%
----------------------------------------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % of Potential
      Rent include base rent only and exclude common area maintenance and reimbursements.

(2)   The Gap/Gap Kids reported sales per square foot of approximately $339 in
      2004, $367 in 2005 and $326 for the trailing 12 months ending June 30,
      2006.

-------------------------------------------------------------------------------------------------------------------------
                                                 LEASE ROLLOVER SCHEDULE(1)
-------------------------------------------------------------------------------------------------------------------------
                                        # OF LEASES    EXPIRING       % OF      CUMULATIVE    CUMULATIVE %     BASE RENT
YEAR OF EXPIRATION                        EXPIRING        SF        TOTAL SF     TOTAL SF      OF TOTAL SF      EXPIRING
------------------------------------    -----------   ----------    --------    ----------    ------------    -----------

 2006 ..............................         19         47,327          8.1%       47,327           8.1%      $1,387,681
 2007 ..............................         29         60,579         10.4       107,906          18.6%      $1,773,967
 2008 ..............................         13         14,232          2.4       122,138          21.0%      $  810,772
 2009 ..............................         19         65,965         11.3       188,103          32.3%      $2,237,959
 2010 ..............................         14        118,946         20.5       307,049          52.8%      $2,773,927
 2011 ..............................          8         39,262          6.8       346,311          59.5%      $1,050,455
 2012 ..............................         12         30,436          5.2       376,747          64.8%      $1,206,466
 2013 ..............................          7         19,487          3.4       396,234          68.1%      $  772,225
 2014 ..............................          7         19,662          3.4       415,896          71.5%      $  719,623
 2015 ..............................         10         45,519          7.8       461,415          79.3%      $1,389,931
 2016 ..............................          9         23,017          4.0       484,432          83.3%      $1,020,022
 2017 ..............................          6         26,377          4.5       510,809          87.8%      $  942,750
 2027 ..............................          1          3,112          0.5       513,921          88.4%      $   93,360
 MTM ...............................          2          6,958          1.2       520,879          89.6%      $   96,946
 Vacant ............................         --         60,751         10.4       581,630         100.0%      $        0
                                           ----        -------        -----
 TOTAL .............................        156        581,630        100.0%
-------------------------------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       20

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                               RIVERCHASE GALLERIA

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------
The four largest tenants, representing 22.9% of the total net rentable square feet, are:

o   PARISIAN (Belk, Inc., not rated) occupies 76,000 square feet (13.1% of square feet, 6.8% of rental income) under a 15-year lease expiring on
    January 31, 2010. In addition, Parisian owns and occupies 112,108 square feet of space that is adjacent to and joined with the 76,000 square feet of collateral. The rental rate per square foot of $15.79 is constant during the initial lease term. There are five 5-year options to renew the lease (plus one option to extend the lease term in order to coincide with the lease for the Parisian original space) at the same rental rate per square foot.
    Parisian has been a tenant (original space) since completion in 1986.
    Parisian operates 38 department stores located throughout the Midwest and
    Southeast selling apparel and accessories for men, women, teens and children. Assortments feature both designer and Parisian exclusive collections. Parisian was sold to Belk on October 2, 2006. Belk is the nation's largest privately-owned department store company. Belk operates 276
    Belk stores and 38 Parisian stores located in 19 states. Re-branding of the
    Parisian stores to Belk is scheduled for completion in the third quarter of
    2007. Since Belk is privately held, no financial information is available.

o   COMPUSA (not rated) occupies 26,103 square feet (4.5% of square feet, 2.5%
    of rental income) under a 15-year ground lease expiring on October 31, 2011.
    The rental rate per square foot is currently $18.25. There are three 5-year options to renew the lease with the rental rate per square foot increasing to $19.25, $20.25 and $21.25 during the three option periods, respectively.
    CompUSA has been a tenant since 1996. CompUSA is one of the nation's leading retailers and resellers of technology products and services. CompUSA sells personal computers and accessories, digital cameras, DVD players, handheld devices, televisions and video game consoles. CompUSA currently operates 229 stores in major metropolitan markets across the United States and Puerto
    Rico. CompUSA serves consumers, small-to-medium businesses, corporate, government and education customers. The website offers an assortment of more than 20,000 products for consumers and 275,000 products for businesses.
    Since CompUSA is privately held, no financial information is available.

o   GAP/GAP KIDS (NYSE: "GPS") (rated "Baa3" by Moody's and "BBB-" by S&P)
    occupies 16,100 square feet (2.8% of square feet, 2.4% of rental income)
    under a 12-year lease expiring on December 31, 2006, a renewal of which is currently being negotiated. The rental rate per square foot of $26.00 is constant during the initial lease term. Gap, Inc. has been a tenant since
    1994. Gap, Inc. is a global specialty retailer selling casual apparel, accessories and personal care products for men, women and children under
    Gap, Inc., Banana Republic, Old Navy, and Forth & Towne brand names. Gap,
    Inc. operates approximately 3,000 stores in the United States, Canada,
    United Kingdom, France and Japan. Gap, Inc. employs approximately 153,000 people. As of the fiscal year ended January 28, 2006, Gap, Inc. reported revenue of approximately $16.0 billion, net income of $1.1 billion and stockholder equity of $5.4 billion. Gap, Inc. reported sales per square foot of approximately $339 in 2004, $367 in 2005 and $326 for the trailing 12 months ending June 30, 2006.

o   FOREVER 21 (not rated) occupies 15,000 square feet (2.6% of square feet,
    1.2% of income) under a nine-year lease expiring on February 28, 2015. The current rental rate per square foot of $14.00 increases to $16.00 on
    September 1, 2010. Forever 21 sells private label fashions and accessories to young, trend-savvy shoppers. Trade names include Forever 21, Forever XXI,
    For Love 21 and Gadzooks. Forever 21 operates approximately 390 stores located in the United States and Canada. Since Forever 21 is privately held, no financial information is available.
-------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       21

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                               RIVERCHASE GALLERIA

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o   The Riverchase Galleria Mortgage Loan is a $305.0 million, five-year fixed rate loan secured by a first mortgage on a regional mall located in Hoover,
    Jefferson County, Alabama. The Riverchase Galleria Mortgage Loan is interest only until an anticipated repayment date of October 1, 2011 and accrues interest at an annual rate of 5.648%. The final maturity date of the
    Riverchase Galleria Mortgage Loan is October 1, 2036.

THE BORROWER:

o   The Riverchase Galleria Borrower is Hoover Mall Limited, L.L.C., a Delaware
    limited liability company and a single purpose bankruptcy remote entity with at least two independent directors for which the Riverchase Galleria
    Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held 100% by Hoover Mall Holding, L.L.C., a Delaware limited liability company, as the Sole Member of the Riverchase Galleria Borrower.
    Through a series of intermediate ownership levels, equity ownership of the
    Riverchase Galleria Borrower is eventually held 50% each by General Growth
    Properties, Inc., a Delaware corporation, and Jim Wilson & Associates, Inc., both as sponsors of the loan.

o   Founded in 1954, General Growth Properties, Inc., a publicly traded real estate investment trust, is primarily engaged in the ownership, operation, management, leasing, acquisition, development and expansion of regional mall and community shopping centers located in the United States. General Growth
    Properties, Inc. is the second largest owner/operator and the largest third party property manager of regional malls in the country. General Growth
    Properties, Inc., either directly or indirectly through limited partnerships and subsidiaries, owns and/or manages more than 200 retail properties located in 44 states containing approximately 200 million square feet and housing 24,000 tenants. General Growth Properties, Inc. employs approximately 4,700 people. General Growth Properties, Inc. is rated "Ba2"
    by Moody's and "BBB-" by S&P. As of the fiscal year ended December 31, 2005,
    General Growth Properties, Inc. reported revenue of approximately $3.1 billion, net income of $75.6 million and stockholder equity of $1.9 billion.

o   Jim Wilson & Associates, Inc. is a privately owned real estate development company. Since its founding in 1975, Jim Wilson & Associates, Inc. has developed in excess of 21 million square feet of retail space located in nine southeastern states. Jim Wilson & Associates, Inc.'s portfolio also includes approximately 500,000 square feet of office space, hotels, multi-use developments, residential communities, condominiums and country clubs. Jim Wilson & Associates, Inc. acts as either a sole owner or an equity partner, depending on the project.

THE PROPERTY:

o   The Riverchase Galleria Mortgaged Property consists of a fee simple interest in a regional mall built in 1986. The collateral consists of the expansion area of the Parisian anchor tenant building, the two-story main mall building and 11 ground leased outparcel buildings. The improvements contain a total of 554,874 gross leasable square feet and 26,756 square feet of ground leased outparcels that are situated on 91.07 acres. The lender is not aware of any material plans for renovation, improvement or development of the Riverchase Galleria Mortgaged Property. The average effective annual rental per square foot for 2004, 2005 and 2006 (based on year-to-date annualized rent as of September 7, 2006) was $30.92, $30.04 and $30.96, respectively.

o   The Riverchase Galleria Mortgaged Property is currently occupied by more than 140 mall tenants ranging in size from 190 to 16,100 square feet. The historical occupancy for the Riverchase Galleria Mortgaged Property was
    97.6% at year-end 2002, 90.0% at year end 2003, 84.1% at year-end 2004,
    90.6% at year-end 2005 and 90.4% as of September 7, 2006. Mall tenants over
    7,000 square feet include The Gap/Gap Kids, Forever 21, Express/Express Men,
    Abercrombie & Fitch, J. Crew, Brooks Brothers, Victoria's Secret, The
    Limited and Hollister & Co. Ground leased outparcel tenants over 4,000 square feet include CompUSA, Olive Garden, California Pizza Kitchen,
    Bonefish Grill and Ted's Montana Grill. The mall is further anchored by
    Belk, Macy's, Sears, JC Penney and Parisian (original space), all of which are separately owned and not part of the collateral. Including 972,907 square feet of non-collateral anchor tenant space and 14,967 square feet of non-collateral ground lease space, the mall contains a total of 1,569,504 square feet. The Riverchase Galleria Mortgaged Property was expanded in 1987
    (Macy's added), 1995 (Parisian expansion space added), 1996 (Sears and additional mall stores added) and 2004 (additional mall stores added).
-------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       22

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                               RIVERCHASE GALLERIA

--------------------------------------------------------------------------------

o   The Riverchase Galleria Mortgaged Property is located in central Alabama, approximately ten miles south of downtown Birmingham within the Birmingham metropolitan statistical area. The metropolitan statistical area consists of seven counties in central Alabama. Birmingham is the largest city in Alabama and is located primarily in Jefferson County, with portions of the city extending into Shelby County. Population is approximately 1.1 million in the metropolitan statistical area and 660,000 in Jefferson County. Average household income is approximately $59,000 in the metropolitan statistical area.

o   The appraiser considered two retail properties (The Summit and Colonial
    Brookwood Village) to be primary competition and one retail property
    (Century Plaza) to be secondary competition for the Riverchase Galleria
    Mortgaged Property. The Summit is an open air development located seven miles northeast of the Riverchase Galleria Mortgaged Property and was
    considered by the appraiser to be primary competition to the Riverchase
    Galleria Mortgaged Property due to similar tenancy. Colonial Brookwood
    Village is a 750,754 square foot, two-level regional mall located eight miles northeast and was considered by the appraiser to be primary competition to the Riverchase Galleria Mortgaged Property due to anchor alignment and recent renovations. Century Plaza is a two-level traditional regional mall located 15 miles northeast and was considered by the appraiser to be secondary competition to the Riverchase Galleria Mortgaged Property due to its anchor alignment.

o   Comparable in-line sales per square foot reported for the Riverchase
    Galleria Mortgaged Property were approximately $436, $455 and $454 for 2004,
    2005 and trailing 12 months ending in June 30, 2006, respectively.

o   The Riverchase Galleria Borrower is generally required at its sole cost and expense to keep the Riverchase Galleria Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all-risk insurance policy.

PROPERTY MANAGEMENT:

o   The Riverchase Galleria Borrower self-manages the Riverchase Galleria
    Mortgaged Property through its General Growth Management, Inc. entity, which is not subject to a formal Management Agreement. General Growth Management,
    Inc., founded in 1954 and headquartered in Chicago, currently manages more than 200 retail properties located in 44 states containing approximately 200 million square feet and housing 24,000 tenants.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   The Riverchase Galleria Borrower is permitted to incur mezzanine financing prior to the anticipated repayment date upon the satisfaction of the following terms and conditions, including without limitation: (a) no event of default has occurred and is continuing; (b) a permitted mezzanine lender originates such mezzanine financing; (c) the mezzanine lender will have executed an intercreditor agreement in form and substance reasonably acceptable to the mortgagee and the rating agencies; (d) the amount of such mezzanine loan will not exceed an amount which, when added to the outstanding principal balance of the Riverchase Galleria Mortgage Loan, results in a maximum loan-to-value ratio greater than 75% and a minimum debt service coverage ratio (on an actual basis) less than 1.25x; and (e) the mortgagee will have received confirmation from the rating agencies that such mezzanine financing will not result in a downgrade, withdrawal or qualification of the ratings issued, or to be issued, in connection with a securitization involving the Riverchase Galleria Mortgage Loan.

COLLATERAL RELEASE, SUBSTITUTION AND/OR ADDITION:

o   Prior to the anticipated repayment date, the Riverchase Galleria Borrower may obtain the release of a related parcel of Riverchase Galleria Mortgaged
    Property (a "Release Parcel"), subject to the satisfaction of certain conditions, including, but not limited to: (i) no event of default has occurred which is continuing; (ii) such release parcel is not necessary for the operation or use of the Riverchase Galleria Mortgaged Property and may
    be readily separated from the Riverchase Galleria Mortgaged Property without a material diminution in value; (iii) the Release Parcel has been legally split or subdivided from the remainder of the Riverchase Galleria Mortgaged
    Property, constitutes a separate tax lot and is not necessary for the
    Riverchase Galleria Mortgaged Property to comply with any zoning, building, land use or parking or other legal requirements; (iv) ingress to and egress from all portions of the Riverchase Galleria Mortgaged Property remaining after the release shall be over physically open and fully dedicated public roads or easements; and (v) the Release Parcel shall be non-income producing and either; (a) vacant and unimproved (or improved only by surface parking areas, utilities or landscaping) or (b) improved, subject to the mortgagee's express prior written consent (which may be conditioned upon, among other things, delivery of an opinion confirming the REMIC status of the trust that holds the Riverchase Galleria Mortgage Loan).
-------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       23

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                               RIVERCHASE GALLERIA

--------------------------------------------------------------------------------

o   Prior to the anticipated repayment date, the substitution of another parcel
    (a "Substitute Parcel") in conjunction with such a release is permitted subject to the satisfaction of certain conditions, including, but not limited to: (i) the satisfaction of the conditions required for a release with respect to the released parcel; (ii) the Riverchase Galleria Borrower delivers to the mortgagee a metes and bounds description of the Substitute
    Parcel and a survey of the Riverchase Galleria Mortgaged Property including the Substitute Parcel; (iii) the Substitute Parcel will not adversely affect the operation or use of the Riverchase Galleria Mortgaged Property for its
    then current use and that the Substitute Parcel is of reasonably equivalent value to the Release Parcel; and (iii) in the event that the Substitute
    Parcel is improved, a physical conditions report with respect to the
    Substitute Parcel (which report may require additional conditions relating to statements regarding the state or repair of the Substitute Property and plans for demolition and/or plans and covenants with respect to repairs to the Substitute Property).

o   The Riverchase Galleria Borrower is permitted to acquire one or more anchor parcels subject to the satisfaction of certain conditions, including, but not limited to: (i) no event of default has occurred and is continuing; (ii)
    the Riverchase Galleria Borrower has acquired a fee simple or leasehold interest to the applicable anchor parcel; (iii) delivery to the mortgagee of a copy of the deed or ground lease conveying to the Riverchase Galleria
    Borrower all right, title and fee or leasehold interest, as applicable, in and to the applicable anchor parcel; (iv) unless the anchor parcel was included in the environmental report received by the mortgagee in connection with the origination of the Riverchase Galleria Mortgage Loan, delivery to the mortgagee of a Phase I environmental report of the applicable anchor parcel and, if recommended under the Phase I environmental report, a Phase
    II environmental report or an addendum or supplement to the Environmental
    Report delivered to the mortgagee in connection with the closing of the
    Riverchase Galleria Mortgage Loan covering the applicable anchor parcel; (v)
    in the event that the applicable anchor parcel is improved, a physical conditions report with respect to the applicable anchor parcel (which report may require additional conditions relating to statements regarding the state of repair of the applicable anchor parcel and plans for demolition and/or plans and covenants with respect to repairs to the applicable anchor parcel).

ANTICIPATED REPAYMENT DATE:

o   After October 1, 2011, the interest rate increases to a per annum rate equal to the sum of (x) 3.0% and (y) the greater of (i) the initial note rate and
    (ii) the sum of the "Treasury Rate" (as defined in the related loan agreement) plus 5.0%. If the Riverchase Galleria Mortgage Loan is not paid in full on such anticipated repayment date, the maturity date of the
    Riverchase Galleria Mortgage Loan will be October 1, 2036.
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       24

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                               RIVERCHASE GALLERIA

--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       25

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                                    777 TOWER

--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       26

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                                    777 TOWER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                            Bank of America

LOAN PURPOSE:                           Refinance

ORIGINAL PRINCIPAL BALANCE:             $273,000,000

FIRST PAYMENT DATE:                     December 1, 2006

TERM/AMORTIZATION:                      84/0 months

INTEREST ONLY PERIOD:                   84 months

MATURITY DATE:                          November 1, 2013

EXPECTED MATURITY BALANCE:              $273,000,000

BORROWING ENTITY:                       Maguire Properties --
                                        777 Tower, LLC

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Lockout/Defeasance:
                                        78 payments
                                        Open: 6 payments

UP-FRONT RESERVES:

  TAX RESERVE:                          Yes

  TI/LC RESERVE:                        10,155,833

  OTHER RESERVE(1):                     388,873

ONGOING MONTHLY RESERVES:

  TAX RESERVE:                          Yes

  TI/LC RESERVE:                        41,985

LOCKBOX:                                Hard
--------------------------------------------------------------------------------

(1)   Represents four months of free rent for Orrick, Herrington & Sutcliffe.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                   $273,000,000

CUT-OFF DATE LTV:                       73.8%

MATURITY DATE LTV:                      73.8%

UNDERWRITTEN DSCR:                      1.21x

MORTGAGE RATE:                          5.844%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                          Office

PROPERTY SUB-TYPE:                      Central Business District

LOCATION:                               Los Angeles, California

YEAR BUILT/RENOVATED:                   1990/NAP

NET RENTABLE SQUARE FEET:               1,007,651

CUT-OFF BALANCE PER SF:                 $271

OCCUPANCY AS OF 08/31/2006:             88.1%

OWNERSHIP INTEREST:                     Fee

PROPERTY MANAGEMENT:                    Maguire Properties L.P.

UNDERWRITTEN NET CASH FLOW:             $19,647,302

APPRAISED VALUE:                        $370,000,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       27

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                                    777 TOWER

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                          FINANCIAL INFORMATION
-------------------------------------------------------------------------------------------------------
                                                                          TRAILING 12
                                         FULL YEAR        FULL YEAR         MONTHS
                                        (12/31/2004)     (12/31/2005)    (07/31/2006)     UNDERWRITTEN
                                       -------------    -------------    -------------    -------------

 Effective Gross Income ............    $ 30,354,410     $ 32,321,585     $ 33,094,122     $35,020,328
 Total Expenses ....................    $ 13,218,062     $ 13,704,939     $ 14,542,273     $14,323,965
 Net Operating Income (NOI) ........    $ 17,136,348     $ 18,616,646     $ 18,551,849     $20,696,363
 Cash Flow (CF) ....................    $ 17,136,348     $ 18,616,646     $ 18,551,849     $19,647,302
 DSCR on NOI .......................            1.06x            1.15x            1.15x           1.28x
 DSCR on CF ........................            1.06x            1.15x            1.15x           1.21x
-------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                      TENANT INFORMATION(1)
------------------------------------------------------------------------------------------------------------------------------
                                         RATINGS       TOTAL       % OF                 POTENTIAL   % POTENTIAL      LEASE
TOP TENANTS                            MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF       RENT         RENT       EXPIRATION
------------------------------------   -----------   ---------   --------   --------   ----------   -----------   ------------

Marsh USA, Inc. ....................     Baa2/BBB     125,925       12.5%   $ 17.50    $2,203,688        11.2%     04/30/2018
American Home Assurance Company ....     Aa2/AA+      112,534       11.2    $ 15.42     1,735,408         8.8      08/31/2013
Kirkland & Ellis LLP ...............    Not Rated     106,523       10.6    $ 22.05     2,348,399        12.0      02/28/2010
Arnold & Porter LLP ................    Not Rated      78,084        7.7    $ 21.00     1,639,764         8.4      05/31/2012
Maguire Properties, L.P.
  Master Lease .....................      NR/BB        75,000        7.4    $ 21.00     1,575,000         8.0      10/09/2013
                                                      -------      -----               ----------        ----
TOTAL ..............................                  498,066       49.4%              $9,502,259        48.4%
------------------------------------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % of Potential
      Rent include base rent only and exclude common area maintenance and reimbursements.

-------------------------------------------------------------------------------------------------------------------------
                                                 LEASE ROLLOVER SCHEDULE(1)
-------------------------------------------------------------------------------------------------------------------------
                                        # OF LEASES    EXPIRING       % OF      CUMULATIVE    CUMULATIVE %     BASE RENT
YEAR OF EXPIRATION                        EXPIRING        SF        TOTAL SF     TOTAL SF      OF TOTAL SF      EXPIRING
------------------------------------    -----------   ----------    --------    ----------    ------------    -----------

2007 ...............................          5         32,105          3.2%       32,105          3.2%       $  537,458
2008 ...............................         11         85,882          8.5       117,987         11.7%       $1,913,705
2009 ...............................          3         25,615          2.5       143,602         14.3%       $  491,308
2010 ...............................         23        227,652         22.6       371,254         36.8%       $4,908,970
2011 ...............................          3         24,777          2.5       396,031         39.3%       $  543,087
2012 ...............................          6         86,445          8.6       482,476         47.9%       $1,873,120
2013 ...............................          9        192,225         19.1       674,701         67.0%       $3,397,581
2015 ...............................          2         33,095          3.3       707,796         70.2%       $  613,912
2017 ...............................          3         57,890          5.7       765,686         76.0%       $1,099,910
2018 ...............................         12        189,245         18.8       954,931         94.8%       $3,311,788
MTM ................................          1          8,492          0.8       963,423         95.6%       $   84,920
Vacant .............................         --         44,228          4.4     1,007,651        100.0%       $        0
                                           ----      ---------        -----
TOTAL ..............................         78      1,007,651        100.0%
-------------------------------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       28

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                                    777 TOWER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------
The five largest tenants, representing 49.4% of the total net rentable square feet, are:

o   MARSH USA, INC. (NYSE: "MMC") (rated "Baa2" by Moody's and "BBB" by S&P)
    occupies six spaces for a total of 125,925 square feet (12.5% of square feet, 11.2% of rental income) under a 24-year lease expiring on April 30,
    2018. The current rental rate per square foot of $17.50 is constant during the remaining lease term. There is one five-year option to renew the lease with the rental rate per square foot determined at the greater of 95% of the then fair market or the base rent in effect on the day immediately preceding the start of the renewal period. Marsh USA, Inc. may terminate the lease on
    April 30, 2015, provided that (a) notice was given to the landlord by April
    30, 2014 and (b) the tenant pays a premium equal to the unamortized amount of the tenant's allowance and other fees related to the expansion, plus three months' rent. Marsh USA, Inc. has been a tenant since 1994. Marsh USA,
    Inc. is a risk and insurance services firm. Marsh USA, Inc. provides global risk management, risk consulting, insurance brokering, financial solutions and insurance program management services for businesses, public entities, associations, professional services organizations and private clients in over 100 countries. Marsh USA, Inc. employs approximately 27,000 people.
    Marsh USA, Inc. is owned by Marsh & McLennan Companies. Marsh & McLennan is a global professional services company that provides analysis, advice and transactional capabilities to clients. In addition to Marsh USA, Inc., subsidiaries include Guy Carpenter, Kroll, Mercer Human Resource Consulting
    and Putnam Investments. Marsh & McLennan employs approximately 55,000 people. As of the fiscal year ended December 31, 2005, Marsh & McLennan reported revenue of approximately $11.7 billion, net income of $404.0 million and stockholder equity of $5.4 billion.

o   AMERICAN HOME ASSURANCE COMPANY (NYSE: "AIG") (American International Group,
    rated "Aa2" by Moody's and "AA+" by S&P) occupies six spaces for a total of
    112,534 square feet (11.2% of square feet, 8.8% of rental income) under two leases of various terms, of which one for 104,070 square feet is a ten-year lease and one for 8,464 square feet is an eight-year lease, both expiring on
    August 31, 2013. The current blended rental rate per square foot of $15.42 increases to $17.42 on September 1, 2009 and $20.29 on September 1, 2011.
    There are two 5-year options to renew the leases with the rental rates per square foot determined at 95% of the then fair market rent. American Home
    Assurance is owned by American International Group. American International
    Group engages in a range of insurance and insurance-related activities in the United States and internationally. American International Group operates in four segments: General Insurance, Life Insurance and Retirement Services,
    Financial Services, and Asset Management. American International Group
    employs approximately 97,000 people. As of the fiscal year ended December
    31, 2005, American International Group reported revenue of approximately
    $108.9 billion, net income of $10.5 billion and stockholder equity of $86.3 billion.

o   KIRKLAND & ELLIS LLP (not rated) occupies ten spaces for a total of 106,523 square feet (10.6% of square feet, 12.0% of rental income) under nine leases of various terms, all expiring on February 28, 2010. The current blended rental rate per square foot of $22.05 increases by $2.00 on June 1, 2009.
    There are two 5-year options to renew the leases with the rental rate per square foot determined at 95% of the then fair market rent. Kirkland & Ellis
    LLP is a full service international law firm specializing in litigation, corporate, tax, intellectual property and restructuring. Kirkland & Ellis
    LLP has more than 1,000 attorneys located in Los Angeles, San Francisco,
    Chicago, Washington, D.C., New York, London and Munich.

o   ARNOLD & PORTER LLP (not rated) occupies five spaces for a total of 78,084 square feet (7.7% of square feet, 8.4% of rental income) under two leases of various terms, of which one for 58,563 square feet is a 20-year lease and one for 19,521 square feet is a ten-year lease, both expiring on May 31,
    2012. The current rental rate per square foot of $21.00 increases to $24.00 on December 1, 2007 and $26.00 on June 1, 2010. There are two 5-year options to renew the leases with the rental rate square foot determined at the then fair market rent. Arnold & Porter LLP is a full service international law firm specializing in integrated cross-border regulatory, litigation and transactional services. Arnold & Porter LLP has more than 625 attorneys located in Los Angeles, San Francisco, Denver, Washington, D.C., New York,
    Northern Virginia, London and Brussels. Arnold & Porter LLP has been a tenant since 1992.

o   MAGUIRE PROPERTIES, L.P. MASTER LEASE (not rated by Moody's and rated "BB"
    by S&P): The borrower principal has executed a seven-year master lease for
    75,000 square feet at $21.00 per square foot (7.4% of square feet, 8.0% of rental income). The master lease is co-terminus with the loan term.
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       29

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                                    777 TOWER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o   The 777 Tower Mortgage Loan is a $273.0 million, seven-year fixed rate loan secured by a first mortgage on a central business district office building located in Los Angeles, Los Angeles County, California. The 777 Tower
    Mortgage Loan is interest only for the entire loan term, matures on November
    1, 2013 and accrues interest at an annual rate of 5.844%.

THE BORROWER:

o   The 777 Tower Borrower is Maguire Properties -- 777 Tower, LLC, a Delaware
    limited liability company and a single purpose bankruptcy remote entity with at least two independent managers for which the 777 Tower Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held
    100% by Maguire Properties, L.P., a Maryland limited partnership, as the
    Sole Member of the 777 Tower Borrower. Equity ownership of the 777 Tower
    Borrower is eventually held by Maguire Properties, Inc., a Maryland corporation. The borrower principal is Maguire Properties, L.P.

o   Maguire Properties, Inc. is a real estate investment trust that owns, manages, leases, acquires and develops commercial real estate. Maguire
    Properties, L.P. is the Operating Partnership. Maguire Properties, Inc. owns
    24 commercial properties, primarily office with some retail, containing a total of approximately 15.6 million square feet. Notable properties include
    777 Tower, U.S. Bank Tower, Gas Company Tower, Wells Fargo Tower, KPMG Tower
    and One California Place located in Los Angeles, Park Place Office Campus,
    Pacific Arts Plaza and Washington Mutual Irvine Campus located in Orange
    County, Wells Fargo Center located in Denver and One Renaissance Square located in Phoenix. Maguire Properties, Inc. also owns a 350-room Westin
    Hotel, six parking garages totaling 5,969 spaces, and undeveloped land that could support approximately 11.8 million square feet of office, retail, structured parking and residential uses. As of the fiscal year ended
    December 31, 2005, Maguire reported revenue of approximately $487.2 million, net loss of $23.8 million and stockholder equity of $436.6 million.

THE PROPERTY:

o   The 777 Tower Mortgaged Property consists of a fee simple interest in a central business district office building built in 1990. The 52-story Class
    "A" improvements contain 1,007,651 square feet and are situated on 0.71 acres. The major tenants are Marsh USA, Inc., American Home Assurance,
    Kirkland & Ellis LLP and Arnold & Porter LLP, which together occupy 42.0% of the total square feet and contribute 40.4% of the gross potential rental income. The lender is not aware of any material plans for renovation, improvement or development of the 777 Tower Mortgaged Property.

o   In addition to the major tenants, the building is currently occupied by approximately 30 non-major tenants, which together occupy 46.2% of the total square feet and contribute 47.2% of the gross potential rental income. The borrower principal has executed a seven-year master lease for 75,000 square feet at $21.00 per square foot (7.4% of square feet, 8.0% of rental income).
    The historical occupancy for the 777 Tower Mortgaged Property was 99.9% as of December 2000, 99.9% as of March 2001, 94.0% as of December 2002, 92.3%
    as of December 2003, 92.3% as of December 2004, 93.3% as of December 2005
    and 88.1% as of August 2006.

o   The average effective annual rental per square foot for 2004, 2005 and 2006
    (based on year-to-date annualized as of August 31, 2006) was $17.29, $17.46 and $19.36, respectively.

o   The ground level serves as the main elevator lobby with a security console and security card readers. The building is fully sprinklered and a high-rise life safety fire alarm system is installed. There are a total of 26 elevators in the building, including 23 passenger, one plaza level and two freight. Additional improvements include a four-level subterranean parking garage containing 137 spaces. Located nearby is a 13-level parking garage in which the 777 Tower Mortgaged Property has a condominium interest in 920 spaces.

o   The 777 Tower Mortgaged Property is located in the financial district of the
    Los Angeles central business district. I-110, a major north/south freeway that bisects downtown Los Angeles and intersects with I-5 and I-10, is one block west of the 777 Tower Mortgaged Property. U.S. Highway 101, which provides access to the Beverly Hills and Hollywood areas, is located eight blocks northeast. The fashion district, located five blocks southeast, is home to all sectors of the fashion industry including manufacturing, distribution, retailing and wholesaling components.

o   For comparable properties the appraiser reported average occupancy rates in the Los Angeles central business district at 84.2% with office rents averaging $27.22 per square foot. The appraiser also reported occupancy rates in the financial district of the Los Angeles central business district among comparable properties at 83.4% with office leases ranging from $18.00 to $29.50 per square foot on a triple net basis.

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       30

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                                    777 TOWER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
o   The 777 Tower Borrower is generally required at its sole cost and expense to keep the 777 Tower Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all-risk insurance policy.

PROPERTY MANAGEMENT:

o   Maguire Properties L.P. manages the 777 Tower Mortgaged Property. Maguire
    Properties, L.P., founded in 1965 and headquartered in Los Angeles,
    California currently manages 25 commercial properties, primarily office with some retail, containing a total of approximately 15.6 million square feet, of which six properties containing a total of approximately 7.2 million square feet are located in Los Angeles, California.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   Not Allowed.
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       31

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                                    777 TOWER

--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       32

                      [THIS PAGE INTENTIONALLY LEFT BLANK].

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                                 THE EMPIRE MALL

--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       33

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                                 THE EMPIRE MALL

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                            Bank of America

LOAN PURPOSE:                           Refinance

ORIGINAL PRINCIPAL BALANCE:             $176,300,000

FIRST PAYMENT DATE:                     July 1, 2006

TERM/AMORTIZATION:                      120/0 months

INTEREST ONLY PERIOD:                   120 months

MATURITY DATE:                          June 1, 2016

EXPECTED MATURITY BALANCE:              $176,300,000

BORROWING ENTITY:                       SM Empire Mall, LLC

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Lockout/Defeasance:
                                        113 payments
                                        Open: 7 payments

FUTURE MEZZANINE DEBT:                  Yes

LOCKBOX:                                Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                   $176,300,000

CUT-OFF DATE LTV:                       79.8%

MATURITY DATE LTV:                      79.8%

UNDERWRITTEN DSCR:                      1.36x

MORTGAGE RATE:                          5.794%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                          Retail

PROPERTY SUB-TYPE:                      Anchored

LOCATION:                               Sioux Falls, South Dakota

YEAR BUILT/RENOVATED:                   1974/2001

NET RENTABLE SQUARE FEET:               1,058,424

CUT-OFF BALANCE PER SF:                 $167

OCCUPANCY AS OF 09/30/2006:             96.8%

OWNERSHIP INTEREST:                     Fee/Leasehold

PROPERTY MANAGEMENT:                    Macerich Management
                                        Company

UNDERWRITTEN NET CASH FLOW:             $14,127,912

APPRAISED VALUE:                        $221,000,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       34

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                                 THE EMPIRE MALL

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                      FINANCIAL INFORMATION
--------------------------------------------------------------------------------------------------

                                          FULL YEAR      FULL YEAR     ANNUALIZED
                                        (12/31/2004)   (12/31/2005)   (06/30/2006)   UNDERWRITTEN
                                        ------------   ------------   ------------   -------------

Effective Gross Income .............    $ 19,155,312   $ 21,210,251   $ 21,086,261   $ 21,646,423
Total Expenses .....................    $  6,151,653   $  6,700,124   $  6,420,951   $  6,774,014
Net Operating Income (NOI) .........    $ 13,003,659   $ 14,510,127   $ 14,665,310   $ 14,872,409
Cash Flow (CF) .....................    $ 13,003,659   $ 14,510,127   $ 14,665,310   $ 14,127,912
DSCR on NOI ........................            1.26x          1.40x          1.42x          1.44x
DSCR on CF .........................            1.26x          1.40x          1.42x          1.36x
--------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                   TENANT INFORMATION(1)
---------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL
                                        RATINGS    TENANT     % OF              POTENTIAL   % POTENTIAL  SALES     LEASE
TOP TENANTS                           MOODY'S/S&P    SF     TOTAL SF  RENT PSF     RENT        RENT       PSF   EXPIRATION
------------------------------------  -----------  -------  --------  --------  ----------  -----------  -----  -----------

JC Penney(2) .......................   Baa3/BBB-   137,100    13.0%    $ 2.66   $  365,339      2.7%     $238   04/30/2011
Younkers ...........................     B3/B+     101,151     9.6     $ 2.76      279,177      2.0      $224   01/31/2016
Marshall Fields (ground lease) .....   Baa1/BBB    100,790     9.5     $ 0.35       35,277      0.3      $162   01/31/2019
Sears ..............................   Baa3/BB+    100,709     9.5     $ 3.77      379,673      2.8      $215   06/30/2008
                                                   -------    ----              ----------     ----
TOTAL ..............................               439,750    41.5%             $1,059,465      7.7%
----------------------------------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % of Potential
      Rent include base rent only and exclude common area maintenance and reimbursements.

(2)   JC Penney has two separate leases with different lease expiration dates.
      2,409 square feet expire on January 16, 2007 with the remaining 134,691 expiring April 30, 2011.

-------------------------------------------------------------------------------------------------------------------
                                            LEASE ROLLOVER SCHEDULE(1)
-------------------------------------------------------------------------------------------------------------------
                                         # OF
                                        LEASES     EXPIRING      % OF     CUMULATIVE    CUMULATIVE      BASE RENT
YEAR OF EXPIRATION                     EXPIRING       SF       TOTAL SF     TOTAL SF   % OF TOTAL SF    EXPIRING
------------------------------------   ---------   ---------   --------   ----------   -------------   ------------

2006 ...............................       2           3,582      0.3%         3,582         0.3%      $    52,573
2007 ...............................      19          56,045      5.3         59,627         5.6%      $   709,743
2008 ...............................      14         150,401     14.2        210,028        19.8%      $ 1,433,206
2009 ...............................      18          63,315      6.0        273,343        25.8%      $ 1,973,535
2010 ...............................      26         103,376      9.8        376,719        35.6%      $ 2,321,204
2011 ...............................      16         226,288     21.4        603,007        57.0%      $ 1,698,449
2012 ...............................       5          70,081      6.6        673,088        63.6%      $   712,734
2013 ...............................       8          40,560      3.8        713,648        67.4%      $ 1,143,486
2014 ...............................       7          23,360      2.2        737,008        69.6%      $   581,195
2015 ...............................       4          10,608      1.0        747,616        70.6%      $   250,730
2016 ...............................      12         139,113     13.1        886,729        83.8%      $ 1,328,898
2017 ...............................       3          12,325      1.2        899,054        84.9%      $   334,502
2019 ...............................       1         100,790      9.5        999,844        94.5%      $    35,277
2020 ...............................       1           7,173      0.7      1,007,017        95.1%      $   116,920
2035 ...............................       1           9,200      0.9      1,016,217        96.0%      $    35,972
MTM ................................       5          11,407      1.1      1,027,624        97.1%      $   243,958
Vacant .............................      --          30,800      2.9      1,058,424       100.0%      $         0
                                         ---       ---------    -----
 TOTAL .............................     142       1,058,424    100.0%
-------------------------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       35

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                                 THE EMPIRE MALL

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------
The four largest tenants, representing 41.5% of the total net rentable square feet, are:

o   JC PENNEY (NYSE: "JCP") (rated "Baa3" by Moody's and "BBB-" by S&P) occupies
    137,100 square feet (13.0% of square feet, 2.7% of income), 134,691 square feet of which is under a 35-year lease expiring April 30, 2011 with two five-year renewal options. The lease for the remaining 2,409 square feet expires on January 16, 2007. The lease provides for a fixed rate for the lease term with a percentage rent of 1.5% of net sales exceeding 50 times the annual rent amount. The subject location reported sales per square foot of $222 in 2003, $235 in 2004 and $238 with occupancy costs of 1.9% in 2005.
    J. C. Penney Corporation, Inc. provides merchandise and services to consumers through its department stores and catalog/Internet for family apparel, jewelry, shoes, accessories, and home furnishings. In addition, its department stores provide various services, such as salon, optical, portrait photography, and custom decorating to customers. As of April 29, 2006, it operated 1,021 J.C. Penney Corporation, Inc. department stores in 49 states and Puerto Rico, as well as owned and operated 4 catalog/Internet fulfillment centers, 13 support centers and 3 regional warehouses. J.C.
    Penney Corporation, Inc. was founded by James Cash Penney in 1902 and is based in Plano, Texas. J. C. Penney Corporation, Inc. is a subsidiary of J.
    C. Penney Company, Inc. As of the fiscal year ended January 28, 2006, J.C.
    Penney Corporation, Inc. reported revenue of approximately $18.8 billion, net income of $1.1 billion and stockholder equity of $4.01 billion.

o   YOUNKERS (Bon-Ton Stores, Inc., NASDAQ: "BONT") (rated "B3" by Moody's and
    "B+" by S&P) occupies 101,151 square feet (9.6% of square feet, 2.0% of income) under a 40-year lease expiring January 31, 2016 with three ten-year renewal options. The lease provides for a rate increase of 10% after the first five years of the lease term when the rate will be constant until maturity. The lease also provides for a percentage rent of 3% of gross sales as outlined in the lease. The subject location reported sales per square foot of $219 in 2003, $226 in 2004 and $224 with occupancy costs of 3.5% in
    2005. The Bon-Ton Stores, Inc. acquired 110 stores including Carson Pirie
    Scott, Bergner's, Boston Store, Herberger's, and Younkers names from Saks
    Inc in 2006. The Bon-Ton Stores, Inc. operates department stores offering an assortment of apparel and accessories for women, men, and children; intimate apparel; footwear; cosmetics; home furnishings; and other products. As of
    March 5, 2006, it operated 279 stores in secondary and metropolitan markets in 23 Northeastern, Midwestern, and Great Plains states under the names of
    Bon-Ton, Bergner's, Boston Store, Carson Pirie Scott, Elder-Beerman,
    Herberger's, and Younkers. Bon-Ton Stores, Inc. was founded in 1898 and is based in York, Pennsylvania. As of the fiscal year ended January 28, 2006,
    Bon-Ton Stores, Inc. reported revenue of approximately $1.31 billion, net income of $26.0 million and stockholder equity of $292.1 million.

o   MARSHALL FIELDS (Federated Department Stores, Inc., NYSE: "FD") (rated
    "Baa1" by Moody's and "BBB" rated by S&P) occupies 100,790 square feet (9.5%
    of square feet, 0.3% of income) under a 41-year ground lease expiring
    January 31, 2019 with three ten-year renewal options. The lease provides for a minimum guaranteed rent of $35,000 annually and a percentage rent of 3/4 of 1% of gross sales during the year up to $5,000,000, 1/2 of 1% of gross sales between $5,000,000 and $10,000,000 plus 1/4 of 1% of net sales in excess of $10,000,000, less the guaranteed minimum rent paid during the year. The subject location reported sales per square foot of $170 in 2003,
    $166 in 2004 and $162 with occupancy costs of 1.2% in 2005. Marshall Field's has been renamed Macy's North by the 150-year-old department store chain's new owner, Federated Department Stores, Inc. The retailer operates about 60 stores in the upper Midwest featuring apparel, gifts, and home furnishings, as well as upscale services (personal shoppers, decorating). Federated
    Department Stores, Inc., the operator of Macy's and Bloomingdale's chains, acquired Marshall Field's when it purchased May Department Stores in mid-2005. Federated Department Stores, Inc. offers various merchandise, including men's, women's, and children's apparel and accessories; cosmetics;
    home furnishings; and other consumer goods. As of June 6, 2006, Federated
    Department Stores, Inc. operated 850 retail stores in 45 states, the
    District of Columbia, Guam, and Puerto Rico under the names of Macy's,
    Bloomingdale's, Famous-Barr, Filene's, Foley's, Hecht's, Kaufmann's, L.S.
    Ayres, Marshall Field's, Meier & Frank, Robinsons-May, Strawbridge's and The
    Jones Store. Federated Department Stores was founded in 1820 and is based in
    Cincinnati, Ohio. As of the fiscal year ended January 28, 2006, Federated
    Department Stores reported revenue of approximately $22.4 billion, net income of $1.4 billion and stockholder equity of $13.5 billion.

o   SEARS (NASDAQ: "SHLD") (rated "Baa3" by Moody's and "BB+" by S&P) occupies
    100,709 square feet (9.5% of square feet, 2.8% of income) under a twenty-year lease expiring June 30, 2008 with four 5-year renewal options at current rates. The lease provides for a fixed rate for the lease term and provides for a percentage rent of 2.5% of net sales between $15,000,000 and
    $20,000,000, 2% of net sales between $20,000,000 and $25,000,000 and 1.5% of net sales between $25,000,000 and $30,000,000. No percentage rent will be paid on net sales above $30,000,000. The subject location reported sales per square foot of $230 in 2003, $220 in 2004 and $215 with occupancy costs of
    2.7% in 2005. Sears, Roebuck and Co., a wholly owned subsidiary of Sears
    Holdings Corporation is a leading broad-line retailer providing merchandise and related services. As of January 28, 2006, Sears, Roebuck and Co.
    operated 2,400 full-line and 1,100 specialty retail stores in the United
    States offering a wide range of home merchandise, apparel, and automotive products and services. Additionally, Sears, Roebuck and Co. offers a variety of merchandise and services through its online store, sears.com. Sears,
    Roebuck and Co. is the nation's largest provider of home services, with more than 13 million service calls made annually. In March of 2005, Sears,
    Roebuck and Co. was acquired by Kmart Holding Corp. The deal formed a new parent company, Sears Holdings Corporation, which now owns both chains. As of the fiscal year ended January 28, 2006, Sears, Roebuck and Co. reported revenue of approximately $49.1 billion, net income of $858 million and stockholder equity of $11.6 billion. Sears Holdings Corporation was founded in 1899 and is headquartered in Hoffman Estates, Illinois.
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       36

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                                 THE EMPIRE MALL

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o   The Empire Mall Mortgage Loan is a $176.3 million, ten-year loan secured by a first mortgage on a regional mall located in Sioux Falls, Minnehaha
    County, South Dakota. The Empire Mall Mortgage Loan is interest-only for the entire loan term, matures on June 1, 2016 and accrues interest at an annual rate of 5.794%.

THE BORROWER:

o   The Empire Mall Borrower is SM Empire Mall, LLC, a Delaware limited liability company and a single purpose bankruptcy remote entity with at least two independent directors in which a non-consolidation opinion has been issued by the Borrower's legal counsel. Equity ownership is held by SDG
    Macerich Properties, LP, a Delaware limited partnership (100%). Through various different levels of ownership, eventual equity ownership is held by
    Simon Property Group, a Delaware corporation, and the Macerich EQ LP, a
    Delaware limited partnership.

o   The Macerich Company (NYSE: "MAC") (not rated) operates as a real estate investment trust in the United States and through The Macerich Partnership,
    L.P., engages in the acquisition, ownership, development, redevelopment, management, and leasing of regional and community shopping centers. As of
    June 30, 2005, the Macerich Company currently owns 76 regional shopping centers, 20 community shopping centers and two development/redevelopment projects. The Macerich Company has approximately 3,000 full-time employees and is headquartered in Santa Monica, California. As of the fiscal year ended December 31, 2005, The Macerich Company reported revenue of approximately $767.4 million, net income of $71.7 million and stockholder equity of $827.1 million.

o   Simon Property Group, Inc. (NYSE: "SPG") (not rated by Moody's and "A- by
    S&P), an Indianapolis-based real estate investment trust, is engaged primarily in the ownership, operation, leasing, management, acquisition, expansion and development of real estate properties which consist primarily of regional malls, Premium Outlet centers and community shopping centers. As of March 31, 2005, Simon Property Group, Inc. owned or held an interest in
    296 income-producing properties in the United States and Puerto Rico. The properties consisted of 171 regional malls, 71 community shopping centers,
    30 premium outlet centers and 23 other properties. Other properties are developments that include retail space, office space, and/or hotel components. Finally, Simon Property Group, Inc. has ownership interests in
    51 European shopping centers (France, Italy, Poland and Portugal); four
    Premium Outlet centers in Japan; one Premium Outlet center in Mexico; and
    one shopping center in Canada. As of the fiscal year ended December 31,
    2005, Simon Property Group, Inc. reported revenues of approximately $3.2 billion, net income of $475.7 million and stockholder equity of $4.3 billion.

THE PROPERTY:

o   The Empire Mall Mortgaged Property consists of a fee/leasehold interest in an enclosed regional mall built in 1974 and most recently renovated in 2001.
    The Empire Mall Mortgaged Property is situated on 102.7 acres and consists of 1,058,424 net rentable square feet and 11 outparcels. J. C. Penney
    Corporation, Inc., Younker's, Sears and Marshall Field's anchor tenant buildings and the in-line mall stores.

o   Comparable in-line sales (including outparcels and restaurants) per square foot reported for the Empire Mall Mortgaged Property were approximately
    $363, $382 and $392 for 2003, 2004 and 2005, respectively.

o   Located in Sioux Falls, The Empire Mall Mortgaged Property is four miles southwest of the central business district and just north of the interchange of Interstate 29 and 222. The neighborhood is a mix of retail, residential and office uses. The estimated population within a five- and twenty-five-mile radius of the subject is 112,585 and 198,487 and is projected to increase to 121,989 and 215,654 by 2010. The average household income within the same radii is estimated to be $59,088 and $60,460, respectively.

o   The Empire Mall Borrower is generally required at its sole cost and expense to keep the Empire Mall Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all-risk insurance policy.

PROPERTY MANAGEMENT:

o   Macerich Management Company, a sponsor-related entity with 31 years of real estate management experience, manages the Empire Mall Mortgaged Property.
    Macerich Management Company currently manages 76 properties containing 79 million square feet and is the fourth largest mall operator in the United
    States. Currently Macerich Management Company owns and operates 64 super-regional malls in California and Arizona.
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       37

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                                 THE EMPIRE MALL

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   The Empire Mall Borrower is permitted to incur mezzanine financing upon the satisfaction of the following terms and conditions, including without limitation: (a) no event of default has occurred and is continuing; (b) a permitted mezzanine lender originates such mezzanine financing; (c) the mezzanine lender will have executed an intercreditor agreement in form and substance reasonably acceptable to the mortgagee; (d) the amount of such mezzanine loan will not exceed an amount which, when added to the outstanding principal balance of the Empire Mall Mortgage Loan, results in a maximum loan-to-value ratio greater than 80% and a minimum debt service coverage ratio (as calculated by the mortgagee on a trailing 12-month basis)
    less than 1.25x; and (e) the mortgagee will have received confirmation from the rating agencies that such mezzanine financing will not result in a downgrade, withdrawal or qualification of the ratings issued, or to be issued, in connection with a securitization involving the Empire Mall
    Mortgage Loan.
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       38

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                                 THE EMPIRE MALL

--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       39

                      [THIS PAGE INTENTIONALLY LEFT BLANK].

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                         LNR WARNER CENTER I, II, & III

--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       40

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                          LNR WARNER CENTER I, II & III

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                            Bank of America

LOAN PURPOSE:                           Acquisition

ORIGINAL PRINCIPAL BALANCE:             $174,000,000

FIRST PAYMENT DATE:                     November 1, 2006

TERM/AMORTIZATION:                      120/0 months

INTEREST ONLY PERIOD:                   120 months

MATURITY DATE:                          October 1, 2016

EXPECTED MATURITY BALANCE:              $174,000,000

BORROWING ENTITY:                       Hines Warner Center LP

INTEREST CALCULATION:                   30/360

CALL PROTECTION:                        Lockout: 25 payments
                                        GRTR 1% PPMT or
                                        Yield Maintenance:
                                        91 payments Open: 4
                                        payments

LOCKBOX:                                Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                   $174,000,000

CUT-OFF DATE LTV:                       55.2%

MATURITY DATE LTV:                      55.2%

UNDERWRITTEN DSCR:                      1.75x

MORTGAGE RATE:                          5.628%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                          Office

PROPERTY SUB-TYPE:                      Suburban

LOCATION:                               Woodland Hills, California

YEAR BUILT/RENOVATED:                   2001/NAP

NET RENTABLE SQUARE FEET:               808,274

CUT-OFF BALANCE PER SF:                 $215

OCCUPANCY AS OF 08/31/2006:             97.7%

OWNERSHIP INTEREST:                     Fee

PROPERTY MANAGEMENT:                    Hines Interests Limited
                                        Partnership

UNDERWRITTEN NET CASH FLOW:             $17,182,405

APPRAISED VALUE:                        $315,000,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       41

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                          LNR WARNER CENTER I, II & III

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                                                   UNDERWRITTEN
                                                                   -------------
Effective Gross Income .........................................   $ 29,858,679
Total Expenses .................................................   $ 11,338,349
Net Operating Income (NOI) .....................................   $ 18,520,330
Cash Flow (CF) .................................................   $ 17,182,405
DSCR on NOI ....................................................           1.89x
DSCR on CF .....................................................           1.75x
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                 TENANT INFORMATION(1)
----------------------------------------------------------------------------------------------------------------------
                                                     TOTAL
                                         RATINGS    TENANT     % OF               POTENTIAL   % POTENTIAL     LEASE
TOP TENANTS                            MOODY'S/S&P    SF     TOTAL SF  RENT PSF     RENT         RENT      EXPIRATION
-------------------------------------  -----------  -------  --------  --------  -----------  -----------  ----------

Health Net ..........................    Baa1/BB    333,954    41.3%   $ 33.90   $11,322,602     42.3%     12/31/2011
Netzero .............................   Not Rated   111,551    13.8    $ 33.00   $ 3,681,183     13.8      09/30/2014
ATK Missile Systems .................   Not Rated    67,791     8.4    $ 32.76   $ 2,220,833      8.3      12/31/2013
Poms & Associates Insurance Brokers .   Not Rated    37,284     4.6    $ 30.00   $ 1,118,520      4.2      04/01/2016
                                                    -------    ----              -----------     ----
TOTAL ...............................               550,580    68.1%             $18,343,139     68.6%
----------------------------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % of Potential
      Rent include base rent only and exclude common area maintenance and reimbursements.

-------------------------------------------------------------------------------------------------------------------
                                            LEASE ROLLOVER SCHEDULE(1)
-------------------------------------------------------------------------------------------------------------------
                                         # OF
                                        LEASES     EXPIRING      % OF     CUMULATIVE   CUMULATIVE %     BASE RENT
YEAR OF EXPIRATION                     EXPIRING       SF       TOTAL SF    TOTAL SF     OF TOTAL SF     EXPIRING
------------------------------------   ---------   ---------   --------   ----------   -------------   -----------

2007 ...............................        2        19,181       2.4%      19,181          2.4%       $   609,679
2008 ...............................        2        13,768       1.7       32,949          4.1%       $   420,061
2009 ...............................        1         4,923       0.6       37,872          4.7%       $   140,995
2010 ...............................        7       104,231      12.9      142,103         17.6%       $ 3,352,694
2011 ...............................        6       338,719      41.9      480,822         59.5%       $11,479,478
2012 ...............................        1        32,157       4.0      512,979         63.5%       $ 1,196,240
2013 ...............................        3        74,351       9.2      587,330         72.7%       $ 2,429,441
2014 ...............................        3       111,551      13.8      698,881         86.5%       $ 3,681,183
2015 ...............................        2        16,499       2.0      715,380         88.5%       $   497,722
2016 ...............................        2        74,206       9.2      789,586         97.7%       $ 2,305,932
Vacant .............................       --        18,688       2.3      808,274        100.0%       $         0
                                          ---       -------     -----
TOTAL ..............................       29       808,274     100.0%
-------------------------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       42

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                          LNR WARNER CENTER I, II & III

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------
The four largest tenants, representing 68.1% of the total net rentable square feet, are:

o   HEALTH NET (NYSE: "HNT") (rated "Baa1" by Moody's and "BB" by S&P) occupies
    333,954 square feet (41.3% of square feet, 42.3% of income) under four leases expiring December 31, 2011 with two 5-year renewal options. The lease provides for annual rate increases of 2% to 3%, depending on building location. Health Net, Inc., through its subsidiaries, delivers managed health care services through health plans and government-sponsored managed care plans in the United States. Health Net, Inc.'s health maintenance organizations, insured preferred provider organizations, point-of-service and government contracts subsidiaries provide health benefits through various programs, including group, individual, Medicare, Medicaid, TRICARE, and veterans affairs programs. Health Net, Inc. was founded in 1985 and is headquartered at the subject location. As of the fiscal year ended December
    31, 2005, Health Net, Inc. reported revenue of approximately $11.9 billion, net income of $230.0 million and stockholder equity of $1.59 billion.

o   NETZERO (United Online, Inc., "NASDAQ: "UNTD") (not rated) occupies 111,551 square feet (13.8% of square feet, 13.8% of income) under three ten-year leases expiring September 30, 2014 with one 5-year renewal option. The lease provides for rate increases of $0.10 per square foot, including the renewal periods, every 30 months. NetZero, Inc. d/b/a United Online, Inc. provides consumer Internet subscription services in the United States. Its subscription services include dial-up Internet access, social-networking, voice-over-internet protocol telephony, personal web-hosting, premium email,
    Internet security, and online digital photo-sharing. As of December 31,
    2005, it had approximately 5.0 million pay accounts representing approximately 6.4 million total subscriptions, and approximately 17.6 million active accounts. United Online, Inc. was founded in 1997 and is headquartered at the subject location. As of the fiscal year ended December
    31, 2005, Netzero, Inc. reported revenue of approximately $525.2 million, net income of $47.1 million and stockholder equity of $322.4 million.

o   ATK MISSILE SYSTEMS (not rated) will occupy 67,791 square feet (8.4% of square feet, 8.3% of income) under a ten-year lease expiring December 31,
    2013 with one 5-year renewal option. The lease provides for annual rate increases of 20% to 30%. ATK Missile Systems Company, LLC is a division of
    Alliant Techsystems Inc, which is a leader in the production of solid propulsion rocket motors. ATK Missile Systems builds motors for space launch vehicles such as the Trident II and the Delta II. ATK Missile Systems is
    also one of the top suppliers of ammunition -- from small-caliber rounds to tank ammunition -- to the United States and its allies. ATK Missile Systems
    Company, LLC is headquartered at the subject location in Woodland Hills,
    California. As of the fiscal year ended March 31, 2006, Alliant Techsystems,
    Inc. reported revenue of approximately $3.2 billion, net income of $153.9 million and stockholder equity of $628.4 million.

o   POMS & ASSOCIATES INSURANCE BROKERS (not rated) occupies 37,284 square feet
    (4.6% of square feet, 4.2% of income) under a ten-year lease expiring April
    1, 2016 with one 5-year renewal option. The lease provides for annual rate increases of 3% including the renewal periods. Poms & Associates Insurance
    Brokers has been providing insurance, employee benefits and risk management services since 1991. Poms & Associates Insurance Brokers operates branch offices in seven states, employing approximately 80 people. Poms &
    Associates Insurance Brokers offers various insurance coverage including
    Property (Real Property, Business Income, Personal Property, Transit
    Insurance and others); Liability (General, Umbrella, Professional, Products
    and others); and Workers' Compensation. Poms & Associates Insurance Brokers
    is headquartered at the LNR Warner Center I, II & III Mortgaged Property.
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       43

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                          LNR WARNER CENTER I, II & III

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o   The LNR Warner Center I, II & III Mortgage Loan is a $174.0 million, ten-year loan secured by a first mortgage on one 3-story suburban office building and four five-story suburban office buildings located in Woodland
    Hills, Los Angeles County, California. The LNR Warner Center I, II & III
    Mortgage Loan is interest-only for the entire loan term, matures on October
    1, 2016 and accrues interest at an annual rate of 5.628%.

THE BORROWER:

o   The LNR Warner Center I, II & III Borrower, Hines Warner Center, LP, a
    Delaware limited partnership, is a single purpose, bankruptcy remote entity with a least one independent director in which a non-consolidation opinion has been issued by the Borrower's legal counsel.

o   Equity ownership in Hines Warner Center, LP is held by Hines Warner Center
    Partners, LP, a Delaware limited partnership (99.9%) and Hines Warner Center
    GP, L.L.C., a Delaware limited liability company (0.1%) as General Partner.
    Equity ownership in Hines Warner Center Partners LP is held by Hines-Sumisei
    US Core Office Properties, LP, a Delaware limited partnership, (79.7%), the sponsor, GM Investors (20.0%), Hines Affiliate (0.2%) and Hines Warner
    Center Partners GP LLC (0.1%).

o   The sponsor is Hines-Sumisei US Core Office Properties, L.P., a fully integrated real estate investment and management firm. Along with its predecessor, Hines-Sumisei US Core Properties, L.P. has been investing in real estate and providing acquisition, development, financing, property management, leasing and disposition services for over 47 years.
    Hines-Sumisei US Core Properties, L.P. is owned and controlled by Gerald D.
    Hines and his son Jeffrey C. Hines. Currently, the Hines portfolio consists of more than 900 properties including skyscrapers, premier corporate headquarters, mixed-use centers, industrial parks, medical facilities and master-planned resort and residential communities. Hines controls assets valued in excess of $12.5 billion. Since 1996, Hines-Sumisei US Core
    Properties, L.P. has also raised over $1.0 billion in equity for investment in development and acquisition opportunities in European cities and selected emerging markets. Hines-Sumisei US Core Properties, L.P. is headquartered in
    Houston, Texas and has offices throughout the United States and in 14 other countries including: the United Kingdom, France, Spain, Mexico, Poland,
    Russia, Germany, Brazil, Italy, Argentina, China, India, Luxembourg and
    Panama.

THE PROPERTY:

o   The LNR Warner Center I, II & III Mortgaged Property consists of a fee simple interest in one 3-story and four 5-story suburban office buildings containing a total of 808,274 net rentable square feet and situated on 13.99 acres. The LNR Warner Center I, II & III is 97.7% occupied by 23 tenants.
    Four tenants, Health Net, Inc, Net Zero, Inc., ATK Missile Systems Company,
    LLC and Poms & Associates, represent 68.1% of the net rentable square feet.

o   The LNR Warner Center I, II & III Mortgaged Property is located in Woodland
    Hills, just south of downtown Los Angeles and just north of the Ventura
    Freeway in the Los Angeles metropolitan statistical area, the San Fernando
    Valley Market and the Woodland Hills submarket. Warner Center is a master planned mixed use community that consists of 1,100 acres with two regional shopping centers, Westfield Shoppingtown Promenade and Westfield Topanga
    Mall, a Marriott Hotel and a Hilton Hotel.

o   Primary north/south access to the subject is provided by Valley Circle
    Boulevard, Fallbrook Avenue, Topanga Canyon Boulevard, Canoga Avenue, De
    Soto Avenue and Winnetka Avenue. The primary east/west arterials are Vanowen
    Street, Victory Boulevard, Oxnard Street, Burbank Boulevard, Ventura
    Boulevard and Mulholland Drive. The Ventura Freeway (U.S. Highway 101)
    splits the community in an east/west direction and is located 0.15 miles south of the LNR Warner Center I, II & III Mortgaged Property. The
    population within a one-, three- and five-mile radius is estimated to be
    18,110, 163,147 and 366,414 for 2006 and is projected to increase to 19,253,
    170,882 and 385,271 by 2011. The 2006 estimated average household income for the same radii is $78,200, $89,207 and $84,458.

o   The LNR Warner Center I, II & III Borrower is generally required at its sole cost and expense to keep the LNR Warner Center I, II & III Mortgaged
    Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o   The LNR Warner Center I, II & III Mortgaged Property is managed by Hines
    Interests Limited Partnership, a sponsor-related entity headquartered in
    Houston, Texas and currently managing over 900 properties valued at over
    $12.5 billion.
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       44

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                          LNR WARNER CENTER I, II & III

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COLLATERAL RELEASE:

o   The LNR Warner Center I, II & III Borrower may obtain the release of one or more, but not all, of the LNR Warner Center I, II & III properties (each, a
    "Individual Property") by prepaying the related portion of the LNR Warner
    Center I, II & III Mortgage Loan, subject to the satisfaction of certain conditions, including, but not limited to: (i) no event of default exists;
    (ii) receipt by the mortgagee of at least 30 days prior written notice;
    (iii) prepayment by the LNR Warner Center I, II & III Borrower as follows:
    (A) with respect to the first $43,500,000 of the LNR Warner Center I, II &
    III Mortgage Loan so prepaid, 100% of the Allocated Loan Amount for the related Individual Property or Individual Properties to be released, (B)
    with respect to the second $43,500,000 of the LNR Warner Center I, II & III
    Mortgage Loan so prepaid, 105% of the Allocated Loan Amount for the
    Individual Property or Individual Properties to be released, and (C) with respect to any additional portion of the LNR Warner Center I, II & III
    Mortgage Loan so prepaid, 110% of the Allocated Loan Amount for the
    Individual Property or Individual Properties to be released; (iv) payment by the LNR Warner Center I, II & III Borrower to the mortgagee of a prepayment premium calculated in accordance with the formula set forth in related loan agreement; and (v) reimbursement of all of the mortgagee's reasonable out-of-pocket costs and expenses incurred in connection with the release of such Individual Properties.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   Not Allowed.
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       45

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                          LNR WARNER CENTER I, II & III

--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       46

                      [THIS PAGE INTENTIONALLY LEFT BLANK].

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                             CHICAGO LOOP PORTFOLIO

--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       47

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                             CHICAGO LOOP PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                            Bear Stearns

LOAN PURPOSE:                           Refinance

ORIGINAL PRINCIPAL BALANCE:             $165,000,000

FIRST PAYMENT DATE:                     April 1, 2006

TERM/AMORTIZATION:                      120/360 months

INTEREST ONLY PERIOD:                   37 months

MATURITY DATE:                          March 1, 2016

EXPECTED MATURITY BALANCE:              $149,198,507

BORROWING ENTITIES:                     360 North Michigan Properties LLC;
                                        One North Dearborn Properties
                                        LLC; One North LaSalle Properties LLC

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Lockout/Defeasance:
                                        119 payments
                                        Open: 1 payment

UP-FRONT RESERVES(1):

  TAX/INSURANCE RESERVE:                Yes

  DEFERRED MAINTENANCE:                 $87,490

  REPLACEMENT RESERVE:                  $195,153

  TI/LC RESERVE:                        $51,289

  OTHER RESERVE(2):                     $27,147,183

ONGOING MONTHLY RESERVES:

  TAX/INSURANCE RESERVE:                Yes

  REPLACEMENT RESERVE:                  $25,959

  TI/LC RESERVE:                        $50,000

  OTHER RESERVE(3):                     $64,250

FUTURE PARI PASSU DEBT:                 Yes

LOCKBOX:                                Hard
--------------------------------------------------------------------------------

(1)   Up-Front Reserve amounts are based on current balances as of October
      2006.

(2)   New Lease Reserve ($18,791,753), Cash Collateral Deposit ($500,000),
      Signed Lease Reserve ($669,024), Renovation Work Reserve ($7,186,406)

(3)   Additional Cap-Ex Reserve ($20,833) and Ground Lease Reserve ($43,417).

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                   $165,000,000

CUT-OFF DATE LTV:                       76.4%

MATURITY DATE LTV:                      69.1%

UNDERWRITTEN DSCR:                      1.34x

INTEREST ONLY DSCR:                     1.60x

MORTGAGE RATE(1):                       5.860%
--------------------------------------------------------------------------------

(1)   The interest rate is rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                          Office

PROPERTY SUB-TYPE:                      Central Business District

LOCATION:                               Chicago, Illinois

YEAR BUILT/RENOVATED:

          ONE NORTH DEARBORN:           1905/2000

           ONE NORTH LASALLE:           1929/2000

   360 NORTH MICHIGAN AVENUE:           1923/2000

NET RENTABLE SQUARE FEET(1):            1,631,429

CUT-OFF BALANCE PER SF:                 $101

OCCUPANCY AS OF 11/01/06:

          ONE NORTH DEARBORN:           59.4%

           ONE NORTH LASALLE:           75.4%

  360 NORTH MICHIGAN AVENUE(1):         90.7%

OWNERSHIP INTEREST:

          ONE NORTH DEARBORN:           Fee/Leasehold

           ONE NORTH LASALLE:           Fee

   360 NORTH MICHIGAN AVENUE:           Fee

PROPERTY MANAGEMENT:                    MB Real Estate Services LLC

UNDERWRITTEN NET CASH FLOW:             $15,705,932

APPRAISED VALUE:                        $216,000,000
--------------------------------------------------------------------------------

(1)   Net rentable square feet for the portfolio includes 55,031 square feet
      (Floors 17-21 of the 360 North Michigan property) that is intended for conversion to residential use. The Chicago Loop Portfolio Borrower may release this space from the portfolio without prepayment of the loan. Bear
      Stearns did not underwrite any income from this space and the appraiser attributed no value to it. Consequently, the occupancy for the 360 North
      Michigan property excludes this square footage.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       48

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                             CHICAGO LOOP PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                          FINANCIAL INFORMATION
--------------------------------------------------------------------------------------------------------
                                         FULL YEAR        FULL YEAR        FULL YEAR
                                        (12/31/2003)     (12/31/2004)     (12/31/2005)     UNDERWRITTEN
                                        ------------     ------------     ------------     ------------

Effective Gross Income .............    $ 27,258,879     $ 27,407,278     $ 27,157,261     $ 31,439,747
Total Expenses .....................    $ 12,127,049     $ 11,617,994     $ 12,301,391     $ 13,655,863
Net Operating Income (NOI) .........    $ 15,131,830     $ 15,789,283     $ 14,855,870     $ 17,783,885
Cash Flow (CF) .....................    $ 15,131,830     $ 15,789,283     $ 14,855,870     $ 15,705,932
DSCR on NOI ........................            1.29x            1.35x            1.27x            1.52x
DSCR on CF .........................            1.29x            1.35x            1.27x            1.34x
---------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       PROPERTY INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        PERCENT LEASED
                                        YEAR BUILT/  ALLOCATED CUT-OFF   NET RENTABLE       (AS OF       APPRAISED        FEE/
PROPERTY NAME                            RENOVATED     DATE BALANCE     SQUARE FEET(1)  11/1/2006)(1)      VALUE        LEASEHOLD
------------------------------------    -----------  -----------------  --------------  --------------  ------------  -------------

One North Dearborn .................    1905 / 2000    $ 85,800,000         884,004         59.4%       $105,000,000  Fee/Leasehold
One North LaSalle ..................    1929 / 2000      54,600,000         486,602         75.4          74,000,000       Fee
360 North Michigan Avenue ..........    1923 / 2000      24,600,000         260,823         90.7          37,000,000       Fee
                                                       ------------       ---------         ----        ------------
TOTAL / WTD. AVG. ..................                   $165,000,000       1,631,429         68.4%       $216,000,000
------------------------------------------------------------------------------------------------------------------------------------

(1)   Net rentable square feet for the portfolio includes 55,031 square feet
      (Floors 17-21 of the 360 North Michigan property) that is intended for conversion to residential use. The Chicago Loop Portfolio Borrower may release this space from the portfolio without prepayment of the loan.
      Bears Stearns did not underwrite any income from this space and the appraiser attributed no value to it. Consequently, the percent leased for the 360 North Michigan property excludes this square footage. Bear Stearns underwrote the portfolio assuming a total square footage of 1,576,398.

------------------------------------------------------------------------------------------------------------------------------
                                                       PORTFOLIO TENANT INFORMATION(1)
------------------------------------------------------------------------------------------------------------------------------
                                          RATINGS       TOTAL       % OF                POTENTIAL    % POTENTIAL     LEASE
TOP TENANTS                             MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF      RENT         RENT       EXPIRATION
------------------------------------    -----------   ---------   --------   --------   ----------   -----------   -----------

Sears ..............................      Ba1/BB+      243,433     15.4%     $  8.40    $2,045,000       6.2%      02/25/2021
Crains Communications Inc. .........     Not Rated      76,855      4.9      $ 24.85     1,909,847       5.8       03/31/2012
NCS Pearson, Inc.(2) ...............     Not Rated      51,701      3.3      $ 26.41     1,365,550       4.1       10/31/2011
Pierce & Associates ................     Not Rated      49,760      3.2      $ 18.50       920,560       2.8       02/28/2014
                                                       -------     ----                 ----------      ----
TOTAL ..............................                   421,749     26.8%                $6,240,957      18.9%
------------------------------------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % of Potential
      Rent include base rent only and exclude common area maintenance and reimbursements. Calculations with respect to % of Total SF and % Potential
      Rent are based on the entire portfolio, not the individual property. All calculations assume a total square footage of 1,576,398 for the portfolio and no potential rent being generated from Floors 17-21 of the 360 North
      Michigan Property.

(2)   NCS Pearson, Inc. leases spaces in two properties in the portfolio. The lease at One North Dearborn accounts for 49,799 square feet and expires on
      October 31, 2011. The lease at One North LaSalle accounts for 1,902 square feet and expires on April 30, 2007.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       49

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                             CHICAGO LOOP PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                           LEASE ROLLOVER SCHEDULE(1)
--------------------------------------------------------------------------------------------------------------------
                                        # OF LEASES   EXPIRING      % OF     CUMULATIVE   CUMULATIVE %   BASE RENT
YEAR OF EXPIRATION                       EXPIRING        SF       TOTAL SF    TOTAL SF    OF TOTAL SF     EXPIRING
------------------------------------    -----------   ---------   --------   ----------   ------------   ----------

2006 ...............................          9          14,380      0.9%       14,380         0.9%      $  215,572
2007 ...............................         20          41,223      2.6        55,603         3.5%      $  981,733
2008 ...............................          9          32,373      2.1        87,976         5.6%      $  810,853
2009 ...............................         19          53,687      3.4       141,663         9.0%      $1,173,563
2010 ...............................         32         125,286      7.9       266,949        16.9%      $3,138,986
2011 ...............................         25         212,227     13.5       479,176        30.4%      $5,990,409
2012 ...............................         11         117,769      7.5       596,945        37.9%      $2,831,757
2013 ...............................          3          18,934      1.2       615,879        39.1%      $  480,721
2014 ...............................          6          64,613      4.1       680,492        43.2%      $1,265,117
2015 ...............................          1          11,898      0.8       692,390        43.9%      $  261,756
2016 ...............................          3         130,743      8.3       823,133        52.2%      $2,664,599
2017 ...............................          1           6,729      0.4       829,862        52.6%      $  145,817
2021 ...............................          1         243,433     15.4     1,073,295        68.1%      $2,045,000
MTM ................................          2           5,323      0.3     1,078,618        68.4%      $  111,802
Vacant  ............................         --         497,780     31.6     1,576,398       100.0%      $        0
                                            ---       ---------    -----
TOTAL ..............................        142       1,576,398    100.0%
--------------------------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll. Assumes a total square footage of 1,576,398 for the portfolio and no potential rent being generated from Floors 17-21 of the 360 North Michigan Property.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       50

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                             CHICAGO LOOP PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------
The four largest tenants, representing 26.8% of the total net rentable square feet of the portfolio, are:

o   SEARS (NYSE: "SHLD") (rated "Ba1" by Moody's and "BB+" by S&P) occupies
    243,433 square feet (27.5% of One North Dearborn's total square footage and
    15.4% of total portfolio square footage) under a lease expiring on February
    25, 2021. Sears offers a vast range of home merchandise, apparel, and automotive products with more than 2,400 Sears-branded and affiliated stores in the United States and Canada. Sears Holdings Corporation, the parent company of Sears, Roebuck and Co. expanded its assets by acquiring Kmart in
    March 2005. For the fiscal year ending January 28, 2006, Sears Holdings
    Corporation reported total revenue of approximately $49.1 billion, net income of $858 million, and stockholder equity of approximately $11.6 billion.

o   CRAINS COMMUNICATIONS INC. (not rated) occupies 76,855 square feet (37.3% of
    360 North Michigan Avenue's total square footage and 4.9% of total portfolio square footage) under a lease expiring on March 31, 2012. The rental rate per square foot is $24.85. Crains Communications Inc. is one of the largest privately owned business publishers in the country with more than 30 publications in North America and Europe. Crains Communications Inc. was
    founded in 1916, and now has more than 1,000 employees and 19 offices around the world.

o   NCS PEARSON, INC. (not rated) occupies 1,902 square feet at One North
    LaSalle and 49,799 square feet at One North Dearborn, for a total of 51,701 square feet in the portfolio (0.4% of One North LaSalle's total square footage, 5.6% of One North Dearborn's total square footage and 3.3% of total portfolio square footage) under leases expiring on .April 30, 2007 and
    October 31, 2011. NCS Pearson, Inc., the legal entity of Pearson Education, encompasses Pearson Educational Measurement, Pearson Government Solutions
    and Pearson Assessments.

o   PIERCE & ASSOCIATES (not rated) occupies 49,760 square feet (5.6% of One
    North Dearborn square footage and 3.2% of total portfolio square footage)
    under a lease expiring on February 28, 2014. The rental rate per square foot is $18.50. Founded in 1975, Pierce & Associates are attorneys at law who handle mortgage-related issues in the State of Illinois. Pierce & Associates currently has 195 employees.
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       51

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                             CHICAGO LOOP PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o   The Chicago Loop Portfolio Mortgage Loan is a $165.0 million, ten-year loan secured by a first mortgage on three office buildings located in Chicago,
    Illinois. The Chicago Loop Portfolio Mortgage Loan bears interest at an annual interest rate, rounded to three decimal places, of 5.860%. The loan is interest only for the first 37 months of its term and matures on March 1,
    2016.

THE BORROWER:

o   The Chicago Loop Portfolio Borrowers are 360 North Michigan Properties LLC,
    One North Dearborn Properties LLC, and One North LaSalle Properties LLC,
    three Delaware limited liability companies and single purpose entities, each with at least two independent directors, and with respect to which a non-consolidation opinion has been provided by the Chicago Loop Portfolio
    Borrower's counsel.

o   The sponsors of the Chicago Loop Portfolio Mortgage Loan are Juda and Meyer
    Chetrit, who have been involved in international real estate for the last 20 years. Through their real estate company, The Chetrit Group, the sponsors have interests in more than 15 million square feet of office, residential, industrial, and warehouse space.

THE PROPERTY:

o   The Chicago Loop Portfolio Mortgaged Properties consist of the fee simple interests in One North LaSalle and 360 North Michigan Avenue, as well as a fee/leasehold interest in One North Dearborn, all three of which are located in downtown Chicago, Illinois. The portfolio contains a total of 1,631,429 gross leasable square feet and is currently leased to over 120 tenants.
    Major tenants at the properties include Sears, Pierce & Associates, Crains
    Communications Inc. and NCS Pearson, Inc.

o   One North Dearborn is a 17-story, Class "B" office building located at the northeast corner of North Dearborn Street and West Madison Street along the
    Dearborn Street Corridor of the Chicago central business district. The One
    North Dearborn property was built in 1905, and renovated in 2000 and contains 884,004 net rentable square feet. The One North Dearborn property features large open floor plates, which are approximately 48,000 square feet, along with large windows, significant natural light and views of Lake
    Michigan. The One North Dearborn property is currently subject to a ground lease which became effective January 1, 2002 and expires December 31, 2061.
    As of November 1, 2006, the One North Dearborn property was approximately
    59.4% leased by 11 tenants, including Sears, The Thompson Corporation, and
    PriceWaterhouseCoopers.

o   One North LaSalle is a 47-story, Class "B" office building located at the northeast corner of North LaSalle Street and West Madison Street, along the
    LaSalle Street Corridor of the Chicago central business district. The One
    North LaSalle property was built in 1929, renovated in 2000 and is currently undergoing facade renovations. The One North LaSalle property contains
    486,602 net rentable square feet with floor plates ranging from 2,500 to
    16,500 square feet. As of November 1, 2006, the One North LaSalle property was approximately 75.4% leased by over 90 tenants, including Fidelity
    Investments, Office Depot, Inc. and a variety of law firms.

o   360 North Michigan Avenue is a 21-story, Class "B" office building located at the southwest corner of North Michigan Avenue and East Wacker Drive in the Chicago central business district. The 360 North Michigan Avenue property was built in 1923 and renovated in 2000 and contains 260,823 net rentable square feet. 360 North Michigan Avenue is designated as a Class L
    Chicago Landmark and features large windows with panoramic views of the
    Chicago River. The top five floors of the building account for 55,031 square feet of space which is currently being held vacant by the sponsors with the intent of converting them into residential use. Bear Stearns did not underwrite any income from this space and the appraiser attributed no value to it. Consequently, the percent leased for 360 North Michigan Avenue excludes this square footage. As of November 1, 2006, the 360 North Michigan
    Avenue property is 90.7% leased by over 25 tenants, including Crains
    Communications Inc. and The Blackstone Group.

PROPERTY MANAGEMENT:

o   The Chicago Loop Portfolio Mortgaged Properties are managed by MB Real
    Estate Services LLC, a third-party company headquartered in Chicago,
    Illinois, which manages more than 16 million square feet of corporate assets and government facilities.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   None.
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       52

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                             CHICAGO LOOP PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUTURE PARI PASSU DEBT:

o   The Chicago Loop Portfolio Borrower is permitted to incur additional secured debt in the form of a one-time pari passu loan of up to $9,500,000 in order to purchase the fee interest in the land at One North Dearborn. Provided that the Chicago Loop Portfolio Borrower exercises its option to purchase the fee on or before December 31, 2006, at any time up to and including
    April 1, 2007, the Chicago Loop Portfolio Borrower may incur additional secured debt in an amount not to exceed 75% of the purchase price of the fee interest pursuant to the option agreement, up to a maximum amount of
    $9,500,000. The future debt is subject to the satisfaction of certain conditions set forth in the mortgage loan documents, including, among others, the satisfaction of certain debt service coverage ratio and loan-to-value requirements. The combined debt service coverage ratio immediately after the funding of the additional debt must be equal to or exceed the greater of (a) the debt service coverage ratio determined as of the loan origination and (b) 1.20x. The combined loan-to-value immediately after the funding of the additional debt must be less than or equal to the lesser of (a) the loan-to-value determined as of the loan origination and
    (b) 75%. The fee buy-out loan would be held outside the Trust and is subject to an intercreditor agreement.

RELEASE OF PROPERTIES:

o   The Chicago Loop Portfolio Borrower is permitted to obtain a release of any property during the term of the Chicago Loop Portfolio Loan, subject to the satisfaction of certain conditions set forth in the loan documents, including, among others, the Chicago Loop Portfolio Borrower deposits defeasance collateral equal to 115% of the allocated loan amount of the released property and the satisfaction of certain debt service coverage ratio requirements. The debt service coverage ratio immediately after the release must be equal to or exceed the greater of (a) the debt service coverage ratio for all of the properties based on the 12 months preceding the loan origination and (b) the debt service coverage ratio for all of the remaining properties based on the 12 months immediately preceding the release.

o   The Chicago Loop Portfolio Borrower is also permitted to obtain the release of the top five floors of the 360 North Michigan property without any prepayment of the Chicago Loop Portfolio Mortgage Loan, subject to the satisfaction of certain conditions set forth in the loan documents. The top five floors of the 360 North Michigan property are currently being held vacant by the sponsors and comprise of a total of 55,031 square feet. Bear
    Stearns did not underwrite any income from these five floors and the appraiser attributed no value to them.
-------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       53

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                             CHICAGO LOOP PORTFOLIO

--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       54

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                              EZ STORAGE PORTFOLIO

--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       55

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                              EZ STORAGE PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                            Bank of America

LOAN PURPOSE:                           Acquisition

ORIGINAL NOTE A-1 PRINCIPAL             $154,564,000
     BALANCE:

FIRST PAYMENT DATE:                     December 1, 2006

TERM/AMORTIZATION(1):                   121/0 months

INTEREST ONLY PERIOD:                   121 months

MATURITY DATE:                          December 1, 2016

EXPECTED NOTE MATURITY BALANCE:         $154,564,000

BORROWING ENTITY:                       SS Detroit, LLC;
                                        SS Hingham, LLC;
                                        SS MNRI, LLC;
                                        SS Minnesota, LLC;
                                        SS MNMI, LLC;
                                        Chelmsford, LLC;
                                        SS Mamnoh, LLC;
                                        SS Cleveland Heights, LLC;
                                        SS North Bend, LLC;
                                        SS Brighton MA, LLC;
                                        SS Reading, LLC;
                                        SS Hiawatha II, LLC;
                                        SS South Euclid, LLC;
                                        SS MITX, LLC;
                                        SS Ferndale, LLC;
                                        SS Michigan, LLC;
                                        SS Eastpointe II, LLC;
                                        SS Lincoln Park, LLC;
                                        SS Utica, LLC;
                                        SS Wayne, LLC

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION(2):                     Lockout: 25 payments
                                        GRTR 1% PPMT or
                                        Yield Maintenance:
                                        92 payments
                                        Open: 4 payments

EXISTING MEZZANINE DEBT:                $ 28,500,000

UP-FRONT RESERVES:
  TAX/INSURANCE RESERVE:                Yes

  ENGINEERING RESERVE:                  $900,265

  DEBT SERVICE RESERVE:                 $6,400,000

  ENVIRONMENTAL RESERVE:                $1,120,000

ONGOING MONTHLY RESERVES:

  TAX/INSURANCE RESERVE:                Yes

  REPLACEMENT RESERVE:                  $43,315

LOCKBOX:                                Soft
--------------------------------------------------------------------------------

(1)   There will be an interest deposit with respect to the EZ Storage Portfolio
      Loan meaning the amount of interest that would have accrued at the related mortgage rate on the stated principal balance of such EZ Storage Portfolio
      Pari Passu Note A-1 Mortgage Loan as of December 1, 2006 had such Mortgage
      Loan been originated on November 1, 2006 for the period from and including
      November 1, 2006 to but excluding December 1, 2006.

(2)   The first $7,728,200 of the EZ Storage Portfolio Loan is voluntarily prepayable without any requirement to pay a prepayment premium or yield maintenance charge. Such voluntary prepayments may occur under at any time if in connection with a property release, and after the expiration of the lockout period if not in connection with a property release).

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
WHOLE LOAN CUT-OFF DATE BALANCE:        $309,128,000

NOTE A-1 CUT-OFF DATE BALANCE:          $154,564,000

NOTE A-2 CUT-OFF DATE BALANCE:          $154,564,000

CUT-OFF DATE LTV:                       82.2%

MATURITY DATE LTV:                      82.2%

UNDERWRITTEN DSCR:                      1.31x

MORTGAGE RATE:                          5.695%(1)
--------------------------------------------------------------------------------

(1)   Interest rate subject to change prior to pricing.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                          Self Storage

PROPERTY SUB-TYPE:                      Self Storage

NUMBER OF PROPERTIES:                   50

LOCATION:                               Various

YEAR BUILT/RENOVATED:                   Various/Various

NUMBER OF UNITS:                        32,061

CUT-OFF BALANCE PER UNIT:               $9,642

OCCUPANCY AS OF 07/31/2006(1):          73.8%

OWNERSHIP INTEREST:                     Fee

PROPERTY MANAGEMENT:                    Simply Storage
                                        Management, LLC

UNDERWRITTEN NET CASH FLOW:             $23,324,394

APPRAISED VALUE:                        $376,110,000
--------------------------------------------------------------------------------

(1)   Two property rent rolls are dated September 22, 2006, with the remainder dating July 31, 2006.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       56

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                              EZ STORAGE PORTFOLIO

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                          FINANCIAL INFORMATION
---------------------------------------------------------------------------------------------------------
                                                                           TRAILING 12
                                          FULL YEAR        FULL YEAR         MONTHS
                                        (12/31/2004)     (12/31/2005)     (07/31/2006)     UNDERWRITTEN
                                        ------------     ------------     ------------     -------------

Effective Gross Income .............    $ 27,288,189     $ 28,911,063     $ 30,103,156     $ 36,573,252
Total Expenses .....................    $  8,412,199     $  9,971,922     $ 12,225,796     $ 12,866,919
Net Operating Income (NOI) .........    $ 18,875,990     $ 18,939,141     $ 17,877,361     $ 23,706,333
Cash Flow (CF) .....................    $ 18,875,990     $ 18,569,236     $ 17,495,422     $ 23,324,394
DSCR on NOI(1) .....................            1.06x            1.06x            1.00x            1.33x
DSCR on CF(1) ......................            1.06x            1.04x            0.98x            1.31x
--------------------------------------------------------------------------------------------------------

(1)   The debt service coverage ratio was calculated based upon the outstanding principal balance of the EZ Storage Portfolio Whole Loan.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       57

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                              EZ STORAGE PORTFOLIO

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                    PROPERTY INFORMATION
----------------------------------------------------------------------------------------------------------------------------
                                                                                                       YEAR
                                             ALLOCATED       % OF                            % OF     BUILT/
                                               LOAN        ALLOCATED    APPRAISED    TOTAL   TOTAL     YEAR      OWNERSHIP
PROPERTY LOCATION                             AMOUNT      LOAN AMOUNT     VALUE      UNITS   UNITS   RENOVATED   INTEREST
---------------------------------------    -------------  -----------  ------------  ------  ------  ---------  ------------

Boston, MA (Brighton) .................    $  10,212,957      6.6%     $ 24,970,000   1,268    4.0%   2006/NAP      Fee
Minneapolis, MN (3601 Hiawatha) .......        5,243,497      3.4        12,820,000   1,258    3.9   1953/1997      Fee
Ferndale, MI ..........................        5,075,803      3.3        12,410,000   1,165    3.6    2004/NAP      Fee
Southfield, MI ........................        4,883,569      3.2        11,940,000     701    2.2    1985/NAP      Fee
Lynnfield, MA .........................        4,867,208      3.1        11,900,000   1,004    3.1   1978/2001      Fee
Eastpointe, MI ........................        4,613,623      3.0        11,280,000     831    2.6    2006/NAP      Fee
Warren, MI ............................        4,450,019      2.9        10,880,000     777    2.4    1996/NAP      Fee
St. Louis Park, MN ....................        3,587,010      2.3         8,770,000     637    2.0    1973/NAP      Fee
Redford, MI ...........................        3,574,740      2.3         8,740,000     648    2.0    2000/NAP      Fee
Troy, MI ..............................        3,574,740      2.3         8,740,000     634    2.0    1976/NAP      Fee
Peabody, MA ...........................        3,558,379      2.3         8,700,000     735    2.3    1996/NAP      Fee
Tewksbury, MA .........................        3,456,127      2.2         8,450,000     709    2.2    1989/NAP      Fee
Billerica, MA .........................        3,394,776      2.2         8,300,000     809    2.5    1988/NAP      Fee
South Euclid, OH ......................        3,394,776      2.2         8,300,000     605    1.9    1965/NAP      Fee
Rochester Hills, MI ...................        3,370,235      2.2         8,240,000     669    2.1    1988/NAP      Fee
Roseville II, MI (Cornillie Drive) ....        3,329,334      2.2         8,140,000     582    1.8    1978/NAP      Fee
Warwick, RI ...........................        3,214,812      2.1         7,860,000     518    1.6    1978/NAP      Fee
Roseville I, MI (East Twelve Mile) ....        3,173,911      2.1         7,760,000     580    1.8    1974/NAP      Fee
Bloomfield Hills, MI ..................        3,112,559      2.0         7,610,000     593    1.8    1999/NAP      Fee
Grand River, MI .......................        3,047,118      2.0         7,450,000     638    2.0    2004/NAP      Fee
Shrewsbury, MA ........................        3,014,397      2.0         7,370,000     606    1.9    1989/NAP      Fee
Chelmsford, MA ........................        2,989,857      1.9         7,310,000     493    1.5    1989/NAP      Fee
Hingham, MA ...........................        2,944,866      1.9         7,200,000     629    2.0   1983/1991      Fee
Dearborn Heights, MI ..................        2,920,325      1.9         7,140,000     594    1.9    2001/NAP      Fee
Auburn Hills, MI ......................        2,920,325      1.9         7,140,000     619    1.9    1986/NAP      Fee
Livonia, MI ...........................        2,912,145      1.9         7,120,000     552    1.7    1974/NAP      Fee
Lincoln Park, MI ......................        2,818,073      1.8         6,890,000     785    2.4    2004/NAP      Fee
Minneapolis, MN (4325 Hiawatha) .......        2,797,622      1.8         6,840,000     576    1.8   1946/1991      Fee
Clinton Township (Hall Road), MI ......        2,629,929      1.7         6,430,000     557    1.7    1988/NAP      Fee
Reading, OH ...........................        2,548,127      1.6         6,230,000     629    2.0    2001/NAP      Fee
Center Line, MI .......................        2,544,037      1.6         6,220,000     602    1.9    1996/NAP      Fee
Dearborn, MI ..........................        2,544,037      1.6         6,220,000     697    2.2    2004/NAP      Fee
Clinton Township (Garfield), MI .......        2,535,856      1.6         6,200,000     551    1.7    1988/NAP      Fee
Clinton Township (Romeo Plank), MI ....        2,511,316      1.6         6,140,000     509    1.6    1985/NAP      Fee
Cleveland Heights, OH .................        2,494,956      1.6         6,100,000     615    1.9    2005/NAP      Fee
Taylor, MI ............................        2,490,865      1.6         6,090,000     519    1.6    1978/NAP      Fee
Woodbury, MN ..........................        2,437,694      1.6         5,960,000     513    1.6    1977/NAP      Fee
Cincinnati, OH (Madison Road) .........        2,380,433      1.5         5,820,000     507    1.6    1998/NAP      Fee
Wayne, MI .............................        2,308,000      1.5         4,790,000     629    2.0    2005/NAP      Fee
Eagan, MN .............................        2,286,361      1.5         5,590,000     657    2.0    1978/NAP      Fee
New Brighton, MN ......................        2,278,181      1.5         5,570,000     563    1.8    1973/NAP      Fee
Utica Park, MI ........................        2,256,000      1.5         4,580,000     632    2.0    2005/NAP      Fee
Clinton Township (Groesbeck Hwy), MI ..        2,135,028      1.4         5,220,000     502    1.6    1987/NAP      Fee
North Bend, OH ........................        2,090,037      1.4         5,110,000     537    1.7    2001/NAP      Fee
Farmington Hills, MI ..................        2,077,766      1.3         5,080,000     449    1.4   1978/2003      Fee
Sterling Heights, MI ..................        1,901,892      1.2         4,650,000     485    1.5    1987/NAP      Fee
Marsh Lane, TX ........................        1,460,163      0.9         3,570,000     686    2.1    1986/NAP      Fee
Burnsville, MN ........................        1,415,172      0.9         3,460,000     275    0.9    1972/NAP      Fee
Coon Rapids, MN .......................        1,411,081      0.9         3,450,000     372    1.2    1975/NAP      Fee
Vadnais Heights, MN ...................        1,374,271      0.9         3,360,000     360    1.1    1974/NAP      Fee
                                           -------------    -----      ------------  ------  -----
TOTAL .................................    $ 154,564.000    100.0%     $376,110,000  32,061  100.0%
                                           =============    =====      ============  ======  =====

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       58

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                              EZ STORAGE PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o   The EZ Storage Portfolio Whole Loan is a $309.1 million, ten-year fixed rate loan secured by a first mortgage on fifty self storage facilities containing a total of 32,061 units and 3,819,392 square feet located in six states. The
    EZ Storage Portfolio Whole Loan is interest only for the entire loan term and matures on December 1, 2016. The EZ Storage Portfolio Whole Loan is part of a split loan structure evidenced by two pari passu promissory notes referred to as the EZ Storage Portfolio Pari Passu Note A-1 (which is included in the trust fund and secures the EZ Storage Portfolio Loan) and EZ
    Storage Portfolio Pari Passu Note A-2 (which is excluded from the trust fund). The EZ Storage Portfolio Loan accrues interest at an annual rate of
    5.695% (subject to change prior to pricing).

THE BORROWER:

o   The EZ Self Storage Portfolio Borrowers are SS Detroit, LLC, SS Hingham,
    LLC, SS MNRI, LLC, SS Minnesota, LLC, SS MNMI, LLC, Chelmsford, LLC, SS
    Mamnoh, LLC, SS Cleveland Heights, LLC, SS North Bend, LLC, SS Brighton MA,
    LLC, SS Reading, LLC, SS Hiawatha II, LLC, SS South Euclid, LLC, SS MITX,
    LLC, SS Ferndale, LLC, SS Michigan, LLC, SS Eastpointe II, LLC and SS
    Lincoln Park, LLC; SS Utica, LLC; SS Wayne, LLC, all of which are Delaware limited liability companies and single purpose bankruptcy remote entities with at least two independent directors for which the EZ Self Storage
    Portfolio Borrowers' legal counsel has delivered non-consolidation opinions, and are individually and collectively, jointly and severally, the EZ Self
    Storage Portfolio Borrower. Whereas some of the individual EZ Self Storage
    Portfolio Borrowers are single asset entities, some are not single asset entities, as there are multiple properties under those individual EZ Self
    Storage Portfolio Borrowers. Equity ownership of all EZ Self Storage
    Portfolio Borrowers is held 100.0% by SS EZ, LLC. The borrower principal is
    Kurt O'Brien.

o   Mr. O'Brien is founder and president of OB Companies, a full service real estate company focusing on self-storage properties. OB Development is the exclusive Shurgard partner in Indiana and Michigan. Mr. Lewis owns Duval
    Corp. and is the main investor in Tavistock Group, which has interests in more than 100 companies. Mr. Lewis is ranked 486th on the 2006 Forbes wealthiest people in the world list with an estimated net worth of $1.6 billion.

THE PROPERTIES:

o   The EZ Storage Portfolio Mortgaged Properties consist of fee simple interests in 50 self storage facilities containing a total of 32,061 units located in six states: Michigan (26 properties, 16,500 units, 51.5% of total units), Minnesota (9 properties 5,211 units, 16.3%), Massachusetts (8 properties, 6,253 units, 19.5%), Ohio (5 properties, 2,893 units, 9.0%),
    Texas (1 property, 686 units, 2.1%) and Rhode Island (1 property, 518 units,
    1.6%). The EZ Storage Portfolio Mortgaged Properties were built between 1946 and 2006.

o   Additional improvements consist of a leasing office and the manager's residence. A code-operated access gate and a video surveillance system provide property protection.

o   The EZ Self Storage Portfolio Borrower is generally required at its sole cost and expense to keep the EZ Self Storage Portfolio Mortgaged Properties insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all-risk insurance policy.

PROPERTY MANAGEMENT:

o   Simply Storage Management, LLC manages the EZ Self Storage Portfolio
    Mortgaged Properties. Simply Storage Management, LLC, an EZ Self Storage
    Portfolio Borrower-related entity founded in 1999 and headquartered in
    Orlando, Florida, currently manages approximately 3.0 million square feet of self-storage space, 3,000 multifamily units, 100,000 square feet of office space and 200,000 square feet of retail and industrial space.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   $28,500,000 mezzanine piece held outside of the trust.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   Not Allowed.

COLLATERAL RELEASE:

o   The EZ Self Storage Portfolio Borrower may obtain the release of an eligible property (each an "Eligible Property"), subject to the satisfaction of certain conditions, including, but not limited to: (i) no event of default exists; (ii) payment of 110% of the portion of the EZ Self Storage Portfolio
    Loan allocated to such Eligible Property; (iii) the debt service coverage ratio after giving effect to the release must be not less than the greater of (a) the debt service coverage ratio as of the closing date of the EZ
    Storage Portfolio Loan or (b) the debt service coverage ratio immediately prior to giving effect to the release; and (iv) the loan-to-value ratio after giving effect to the release must be not less than the greater of (a)
    the loan-to-value ratio as of the closing date of the EZ Storage Portfolio
    Loan or (b) the loan-to-value ratio immediately prior to giving effect to the release.
-------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       59

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                              EZ STORAGE PORTFOLIO

--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       60

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                                  RINCON CENTER

--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       61

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                                  RINCON CENTER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                            Bear Stearns

LOAN PURPOSE:                           Acquisition

ORIGINAL PRINCIPAL BALANCE:             $106,000,000

FIRST PAYMENT DATE:                     August 1, 2006

TERM/AMORTIZATION:                      60/0 months

INTEREST ONLY PERIOD:                   60 months

MATURITY DATE:                          July 1, 2011

EXPECTED MATURITY BALANCE:              $106,000,000

BORROWING ENTITY:                       Rincon Center Commercial LLC

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION(1):                     Yield Maintenance:
                                        57 payments
                                        Open: 3 payments

UP-FRONT RESERVES:

  REPLACEMENT RESERVE:                  $8,315

  OTHER RESERVE(2):                     $5,206,784

ONGOING MONTHLY RESERVES:

  TAX/INSURANCE RESERVE(3):             Springing

  REPLACEMENT RESERVE:                  $8,315

  OTHER RESERVE(4)(5):                  Springing

LOCKBOX:                                Hard
--------------------------------------------------------------------------------

(1)   The yield maintenance charge is calculated on the basis of a formula using a present value discount rate of a U.S. Treasury Yield plus 0.50% and assuming a maturity date of May 1, 2011.

(2)   Represents AT&T Reserve ($4,780,104) and Luce Forward Allowance Reserve
      ($426,680)

(3)   Tax and insurance reserves spring upon an event of default or if the debt service coverage ratio falls below 1.05x

(4)   In the event AIG, Inc.'s lease is not renewed, the borrower is required on or before May 1, 2007 to deposit (or post a letter of credit) an amount equal to $2,500,000 for tenant improvements and leasing commissions incurred with the re-leasing of this space.

(5)   In the event that the Rincon Center Borrower receives any fees related to the termination of a tenant lease and such fee exceeds $350,000, the
      Rincon Center Borrower is required to deposit such fees into an account and the funds are required to be used for tenant improvements and leasing costs for the relevant space.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                   $106,000,000

CUT-OFF DATE LTV:                       70.7%

MATURITY DATE LTV:                      70.7%

UNDERWRITTEN DSCR:                      1.52x

MORTGAGE RATE(1):                       6.076%
--------------------------------------------------------------------------------

(1)   The interest rate was rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                          Mixed Use

PROPERTY SUB-TYPE:                      Office/Retail

LOCATION:                               San Francisco, California

YEAR BUILT/RENOVATED:                   1939/1989

NET RENTABLE SQUARE FEET:               496,906

CUT-OFF BALANCE PER SF:                 $213

PERCENT LEASED AS OF
  09/30/2006(1):                        86.2%

OWNERSHIP INTEREST:                     Fee

PROPERTY MANAGEMENT:                    BCSP IV Property
                                        Management LLC

UNDERWRITTEN NET CASH FLOW:             $9,915,961

APPRAISED VALUE(2):                     $150,000,000
--------------------------------------------------------------------------------

(1)   The percent leased assuming the AIG, Inc. lease is renewed and AIG, Inc.
      leases an additional 13,237 square feet per the terms of their current negotiations is 88.9%. Per the Rincon Center Borrower, AIG, Inc. has
      verbally agreed to lease their expanded space at a rent of $37.00 per square foot and is in advanced negotiations to finalize their lease.

(2)   The value shown above is the value assuming the AIG, Inc. lease is not renewed. The appraised value assuming the execution of the AIG, Inc. lease renewal is $161,000,000.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       62

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                                  RINCON CENTER

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                          FINANCIAL INFORMATION
---------------------------------------------------------------------------------------------------------
                                          FULL YEAR        FULL YEAR        FULL YEAR
                                        (12/31/2003)     (12/31/2004)     (12/31/2005)     UNDERWRITTEN
                                      ---------------- ---------------- ---------------- ----------------

Effective Gross Income .............    $ 18,405,583     $ 17,853,262     $ 15,555,598     $ 19,403,485
Total Expenses .....................    $  9,107,779     $  8,738,405     $  8,713,152     $  9,011,534
Net Operating Income (NOI) .........    $  9,297,804     $  9,114,857     $  6,842,446     $ 10,391,951
Cash Flow (CF) .....................    $  9,297,804     $  9,114,857     $  6,842,446     $  9,915,961
DSCR on NOI ........................            1.42x            1.40x            1.05x            1.59x
DSCR on CF .........................            1.42x            1.40x            1.05x            1.52x
---------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                      TENANT INFORMATION(1)
-----------------------------------------------------------------------------------------------------------------------------------
                                        RATINGS        TOTAL        % OF                   POTENTIAL     % POTENTIAL      LEASE
TOP TENANTS                           MOODY'S/S&P    TENANT SF    TOTAL SF    RENT PSF        RENT           RENT       EXPIRATION
-----------------------------------  -------------  -----------  ----------  ----------  -------------  -------------  ------------

 AT&T/Pacific Bell Directory(2) ...       A2/A        163,889        33.0%   $ 35.50      $ 5,818,060        36.2%     08/31/2013
 AIG, Inc.(3) .....................      Aa2/AA       129,418        26.0    $ 24.10        3,119,260        19.4      07/31/2007
 State of California ..............      A1/A+         37,785         7.6    $ 47.67        1,801,267        11.2      07/31/2012
                                                      -------        ----                 -----------        ----
 TOTAL ............................                   331,092        66.6%                $10,738,586        66.8%
-----------------------------------------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % of Potential
      Rent include base rent only and exclude common area maintenance reimbursements. All calculations shown are based on AIG, Inc.'s current square feet, rent and lease expiration.

(2)   15,514 square feet of AT&T's current space expires on July 31, 2007.

(3)   AIG, Inc. currently leases 129,418 square feet (26.0% of total square feet) at a rent of $24.10 per square feet under a lease expiring on July
      31, 2007. AIG, Inc. is in advanced negotiations to extend its lease for an additional 10 years and to lease an additional 13,237 square feet. Per the
      Rincon Center Borrower, AIG, Inc. has verbally agreed to lease the entire
      142,655 square feet at a rent of $37.00 per square foot. If the lease is not executed, the Rincon Center Borrower is required on or before May 1,
      2007 to deposit (or post a letter of credit) an amount equal to $2,500,000 for tenant improvements and leasing commissions incurred with the re-leasing of this space. Bear Stearns has underwritten the AIG, Inc.
      space and rent based on AIG, Inc.'s verbally agreed to renewal terms provided by the Rincon Center Borrower.

-------------------------------------------------------------------------------------------------------
                                      LEASE ROLLOVER SCHEDULE(1)
-------------------------------------------------------------------------------------------------------
                       # OF LEASES    EXPIRING      % OF      CUMULATIVE    CUMULATIVE %     BASE RENT
YEAR OF EXPIRATION       EXPIRING        SF       TOTAL SF     TOTAL SF      OF TOTAL SF      EXPIRING
--------------------   -----------    --------    --------    ----------    ------------    -----------

2007 ..............          9        163,913        33.0%     163,913          33.0%       $4,191,384
2008 ..............          8         12,674         2.6      176,587          35.5%       $  394,934
2009 ..............          6         21,315         4.3      197,902          39.8%       $  604,039
2010 ..............          5         27,484         5.5      225,386          45.4%       $  970,121
2011 ..............          4         13,293         2.7      238,679          48.0%       $  371,190
2012 ..............          2         38,300         7.7      276,979          55.7%       $1,824,226
2013 ..............          1        148,375        29.9      425,354          85.6%       $5,267,313
MTM ...............          1          3,066         0.6      428,420          86.2%       $   76,650
Vacant ............         --         68,486        13.8      496,906         100.0%       $        0
                           ----       -------       -----
TOTAL .............         36        496,906       100.0%
-------------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll based on AIG, Inc.'s current lease terms.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       63

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                                  RINCON CENTER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------
The three largest tenants, representing 66.6% of the total net rentable square feet, are:

o   AT&T/PACIFIC BELL DIRECTORY (NYSE: "T") (rated "A2" by Moody's and "A" by
    S&P) leases 163,889 square feet (33.0% of total square feet) under a lease expiring on August 31, 2013 (15,514 square feet expires on July 31, 2007).
    AT&T is one of the largest telecommunications companies in the world. AT&T offers traditional and IP-based voice, broadband internet, data transport and wireless and video services. As of September 30, 2006, AT&T employed
    179,420 people. At December 31, for the 2005 year end, AT&T reported revenue of approximately $43.9 billion, net income of approximately $4.8 billion, and stockholder equity of approximately $54.7 billion.

o   AIG, INC. (NYSE: "AIG") (rated "Aa2" by Moody's and "AA" by S&P) leases
    129,418 square feet (26.0% of total square feet) under a lease expiring on
    July 31, 2007 at a rent of $24.10 per square foot. AIG, Inc. is in advanced negotiations to extend its lease for an additional ten years and lease an additional 13,237 square feet. Per the Rincon Center Borrower, AIG, Inc. has verbally agreed to lease the entire 142,655 square feet (28.7% of square feet) at a rent of $37.00 per square foot. If the lease is not executed, the borrower is required on or before May 1, 2007 to deposit (or post a letter of credit) an amount equal to $2,500,000 for tenant improvements and leasing commissions incurred with the re-leasing of this space. With operations in over 130 countries and jurisdictions, AIG, Inc. is a leading international insurance organization. AIG, Inc. also provides retirement services, financial services, and asset management internationally. For the year ending December 31, 2005, AIG, Inc. reported net income of approximately
    $10.5 billion.

o   STATE OF CALIFORNIA (rated "A1" by Moody's and "A+" by S&P) leases 37,785 square feet (7.6% of total square feet) under a ten-year lease expiring on
    July 31, 2012. Rincon Center serves as the regional offices for four State of California government departments: the Department of Industrial
    Relations, Division of Occupational Safety and Health, State Board of
    Equalization and the Franchise Tax Board.
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       64

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                                  RINCON CENTER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o   The Rincon Center Mortgage Loan is a $106.0 million, five-year loan secured by a first mortgage on an office/retail development located in San
    Francisco, California. The Rincon Center Mortgage Loan is interest-only for the entire loan term, matures on July 1, 2011 and accrues interest at an annual rate of 6.076%, rounded to three decimal places.

THE BORROWER:

o   The Rincon Center Borrower is Rincon Center Commercial LLC, a Delaware
    limited liability company and single purpose entity with at least two independent directors, and with respect to which a non-consolidation opinion has been provided by the Rincon Center Borrower's counsel. The sponsor of the Rincon Center Mortgage Loan is Beacon Capital Partners, LLC.

o   Beacon Capital Partners, LLC is a Boston-based real estate investment firm founded in 1998. Beacon Capital Partners, LLC has sponsored five investment vehicles since forming, which represent more than $4.5 billion aggregate equity capital. Beacon Capital Partners, LLC typically targets urban markets, including Boston, New York, Washington D.C., Los Angeles, and San
    Francisco. As of June 15, 2006, Beacon Capital Strategic Partners IV, L.P.,
    the carveout indemnitor, had investments in six properties, with an aggregate value of approximately $887 million. Beacon Capital Strategic
    Partners IV, L.P. has approximately $41 million of cash equity in the Rincon
    Center Mortgaged Property and has guaranteed $5,293,216 of the loan amount, which will be reduced dollar for dollar as the sponsor incurs costs associated with future leasing.

THE PROPERTY:

o   The Rincon Center Mortgaged Property consists of a fee simple interest in a
    Class "A" office and retail center, Rincon One and Rincon Two, located in the central business district of San Francisco, California. Rincon Center is a mixed-use development that contains a total of 496,906 net rentable square feet (428,377 square feet of office space and 68,529 square feet of retail space) and 320 residential units (not part of the mortgage loan collateral)
    situated on 3.08 acres of land.

o   Rincon One is a five-story, Class "A" building originally built in 1939 and was operated as a U.S. Post Office facility known as the Rincon Annex. The building was renovated and expanded in 1988 to its office and retail use.
    Rincon Two was built in 1989 and consists of two, 16-story residential towers (not part of the collateral) built on top of a six-story base structure with office and retail space.

o   As of September 30, 2006, Rincon Center was approximately 86.2% leased by over 30 diverse tenants. The percent leased assuming the AIG, Inc. lease is renewed and AIG, Inc. leases an additional 13,237 square feet per their current negotiations is 88.9%. Per the Rincon Center Borrower, AIG, Inc. has
    verbally agreed to lease the entire 142,655 square feet. Major tenants at the Rincon Center Mortgaged Property include AT&T, AIG, Inc., the State of
    California, and various office and retail tenants. No tenant other than the three largest accounts for more than 5% of the net rentable area.
    Approximately 66.6% of the net rentable area is leased to investment grade rated tenants or their affiliates.

o   The Rincon Center Mortgaged Property is located in the SOMA section of the
    San Francisco Central Business District within close proximity to the
    Embarcadero Station of the Bay Area Rapid Transit and San Francisco's
    Municipal Transportation, one block north of the Rincon Center Mortgaged
    Property.

PROPERTY MANAGEMENT:

o   The Rincon Center Mortgaged Property is managed by BCSP IV Property
    Management LLC, an affiliate of the Rincon Center Borrower.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   Not Allowed.

-------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       65

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                                  RINCON CENTER

--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       66

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                                  IMPAC CENTER

--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       67

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                                  IMPAC CENTER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                            Bank of America

LOAN PURPOSE:                           Refinance

ORIGINAL PRINCIPAL BALANCE:             $91,100,000

FIRST PAYMENT DATE:                     December 1, 2006

TERM/AMORTIZATION(1):                   121/360 months

MATURITY DATE:                          December 1, 2016

EXPECTED MATURITY BALANCE:              $78,041,676

BORROWING ENTITY:                       Scholle Development SPE I, LLC

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Lockout/Defeasance:
                                        115 payments
                                        Open: 6 payments

UP-FRONT RESERVES:

  TAX/INSURANCE RESERVE:                Yes

  TI/LC RESERVE:                        $7,536,016

  RENT COMMENCEMENT
     RESERVE:                           $787,424

ONGOING MONTHLY RESERVES:

  TAX/INSURANCE RESERVE:                Yes

  REPLACEMENT RESERVE:                  $4,623

  TI/LC RESERVE:                        Yes(2)

FUTURE MEZZANINE DEBT:                  Yes

LOCKBOX:                                Hard
--------------------------------------------------------------------------------

(1)   There will be an interest deposit with respect to the Impac Center
      Mortgage Loan meaning that the amount of interest that would have accrued at the related mortgage rate on the stated principal balance of such Impac
      Center Mortgage Loan as of December 1, 2006 had such Mortgage Loan been originated on November 1, 2006, for the period from and including November
      1, 2006 to but excluding December 1, 2006.

(2)   Commencing in September 2012, Borrower shall deposit with Lender into the
      Leasing Reserve Account $87,616.67 on each Scheduled Payment Date; through and including the Scheduled Payment Date in September 2016, which amount may be used to pay for tenant improvements and leasing commissions incurred by Borrower upon the expiration of the Impac Lease.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                   $91,100,000

CUT-OFF DATE LTV:                       68.8%

MATURITY DATE LTV:                      58.9%

UNDERWRITTEN DSCR:                      1.15x

MORTGAGE RATE(1):                       6.276%
--------------------------------------------------------------------------------

(1)   The interest rate was rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                          Office

PROPERTY SUB-TYPE:                      Suburban

LOCATION:                               Irvine, California

YEAR BUILT/RENOVATED:                   2006/NAP

NET RENTABLE SQUARE FEET:               369,876

CUT-OFF BALANCE PER SF:                 $246

OCCUPANCY AS OF 10/16/2006(1):          92.3%

OWNERSHIP INTEREST:                     Fee

PROPERTY MANAGEMENT:                    Dorn-Platz Properties Inc.

UNDERWRITTEN NET CASH FLOW:             $7,764,134

APPRAISED VALUE:                        $132,500,000
--------------------------------------------------------------------------------

(1)   As of October 16, 2006 the Impac Center Mortgaged Property was 100.0%
      leased.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       68

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                                  IMPAC CENTER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                                                  UNDERWRITTEN
                                                                  ------------
Effective Gross Income ........................................   $ 12,033,701
Total Expenses ................................................   $  3,671,765
Net Operating Income (NOI) ....................................   $  8,361,938
Cash Flow (CF) ................................................   $  7,764,134
DSCR on NOI ...................................................           1.24x
DSCR on CF ....................................................           1.15x
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                    TENANT INFORMATION(1)
-------------------------------------------------------------------------------------------------------------------------------
                                  RATINGS       TOTAL        % OF                   POTENTIAL     % POTENTIAL        LEASE
TOP TENANTS                     MOODY'S/S&P   TENANT SF    TOTAL SF    RENT PSF       RENT           RENT          EXPIRATION
-----------------------------   -----------   ---------    --------    --------    -----------    -----------    --------------

Impac Mortgage .............     Not Rated     210,280       56.9%      $ 31.80    $ 6,686,904       56.6%        09/19/2016
Google .....................     Not Rated      67,123       18.1       $ 33.00      2,215,059       18.7         11/07/2011(2)
PAAMCO .....................     Not Rated      36,055        9.7       $ 34.98      1,261,223       10.7         08/13/2013
Equinox Fitness Center .....     Not Rated      28,000        7.6       $ 26.00        728,000        6.2         07/09/2021
                                               -------       ----                  -----------       ----
TOTAL ......................                   341,458       92.3%                 $10,891,186       92.2%
-------------------------------------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % of Potential
      Rent include base rent only and exclude common area maintenance and reimbursements.

(2)   Google occupies its space under two leases expiring November 7, 2011 and
      October 31, 2012, respectively.

---------------------------------------------------------------------------------------------------------
                                       LEASE ROLLOVER SCHEDULE(1)
---------------------------------------------------------------------------------------------------------
                       # OF LEASES    EXPIRING      % OF       CUMULATIVE    CUMULATIVE %      BASE RENT
YEAR OF EXPIRATION      EXPIRING         SF       TOTAL SF      TOTAL SF      OF TOTAL SF      EXPIRING
--------------------   -----------    --------    ---------    ----------    ------------     -----------

2011 ..............         3           39,918        10.8%        39,918          10.8%      $1,317,294
2012 ..............         1           38,712        10.5         78,630          21.3       $1,277,496
2013 ..............         1           36,055         9.7        114,685          31.0       $1,261,223
2016 ..............         2          219,191        59.3        333,876          90.3       $7,018,393
2021 ..............         1           28,000         7.6        361,876          97.8       $  728,000
2022 ..............         1            8,000         2.2        369,876         100.0       $  216,000
                          -----       --------      ------
TOTAL .............         9          369,876       100.0%
---------------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       69

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                                  IMPAC CENTER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------
The four largest tenants, representing 92.3% of the total net rentable square feet, are:

o   IMPAC MORTGAGE (NYSE: "IMH") (not rated) occupies 210,280 square feet (56.9%
    of square feet, 56.6% of income) on a ten-year lease expiring September 19,
    2016 with two 5-year renewal options at fair market rates. The lease provides for a base rental rate of $31.80 per square foot with increases of
    $1.80 per square foot every 30 months. The tenant has a one-time option to terminate up to 50% of its space after the 6th year of the lease with the payment of $36.75 per square foot of the terminated space that the borrower shall deposit into a lender-controlled bank account. Tenant also has expansion rights into future buildings. Impac Mortgage Holdings, Inc., through its subsidiaries, operates as a mortgage real estate investment trust in the United States. Impac Mortgage acquires, originates, sells, and securitizes various mortgages. It also provides repurchase financing to originators of mortgages. Impac Mortgage's operations include long-term investment, mortgage, and warehouse lending. Impac Mortgage Holdings was incorporated in 1995 and is based in Newport Beach, California. As of the fiscal year ended December 31, 2005, Impac Mortgage Holdings, Inc. reported revenue of approximately $1.47 billion, net income of $270.3 million and stockholder equity of $1.2 billion.

o   GOOGLE (not rated) (NASDAQ: "GOOG") occupies 67,123 square feet (18.1% of square feet, 18.7% of income) on two leases expiring November 7, 2011 and
    October 31, 2012 with two 3-year renewal options at fair market rates. The lease provides for a base rental rate of $33.00 per square foot or $52,261 per month from September 1, 2006 to October 31, 2006 and increases to
    $78,585 per month from November 1, 2006 to April 30, 2007 and $104,522 per month from May 1, 2007 to August 30, 2007. The tenant must take an additional 28,411 square feet in the 14th month of the lease. Google, Inc.
    offers advertising and Internet search solutions, as well as intranet solutions through an enterprise search appliance. Google Inc., through
    Google.com, provides Google WebSearch that offers access to Web pages;
    Google Image Search, a searchable index of images found across the Web;
    Google Groups that enable participation in Internet discussion groups;
    Google News that gathers information from news sources and presents news in a searchable format; Froogle, a shopping search engine; Google Local that allows users to find driving directions and local businesses; and Google
    Desktop that enables users to perform a text search on the contents of their own computer. Google was founded by Larry Page and Sergey Brin in 1998 and is headquartered in Mountain View, California. As of the fiscal year ended
    December 31, 2005, Google, Inc. reported revenue of approximately $6.14 billion, net income of $1.47 billion and stockholder equity of $9.4 billion.

o   PAAMCO (not rated) occupies 36,055 square feet (9.7% of square feet, 10.7%
    of income) on a seven-year lease expiring August 13, 2013 with two 5-year renewal options at fair market rates. The lease provides for a base rental rate of $34.98 per square foot with annual rate increases of $0.10 per square foot. The tenant has expansion rights for an additional 6,500 square feet and 5,000 square feet during the lease term. Pacific Alternative Asset
    Management Company, LLC ("PAAMCO") is an independent hedge fund investment firm dedicated to offering strategic alternative investment solutions to the world's preeminent sophisticated investors. PAAMCO's clients include large public and private pension plans, foundations, endowments, and financial institutions. PAAMCO is registered with the U.S. Securities and Exchange
    Commission and the Commodities Futures Trading Commission, and is a member of the National Futures Association. PAAMCO Europe is registered with and authorized by the Financial Services Authority. PAAMCO specializes in constructing diversified portfolios of hedge funds for large institutional investors and utilizes advanced risk analytics to monitor the portfolios.
    The firm has a sector specialist, research-driven approach to investment management with a dedicated focus on the following strategies: convertible bond hedging, sovereign debt & mortgage hedging, equity market neutral, merger arbitrage, credit hedging, distressed debt, long/short equity, and short-biased hedge funds. PAAMCO is a privately held firm located in Irvine,
    California.

o   EQUINOX FITNESS CENTER (not rated) occupies 28,000 square feet (7.6% of square feet, 6.2% of income) under a 15 year lease expiring July 9, 2021 with three 5-year renewal options at the lesser of consumer price index over the preceding five-year period or 10% of the base rent over prior year. The lease provides for a base rental rate of $26.00 per square foot with increases of approximately 12.5% every five years and is guaranteed by
    Equinox Holdings, Inc. until the earlier of the end of the seventh lease year or on the date the tenant generates $2 million in EBITDA within a 24 month period. Equinox operates upscale, full-service fitness clubs offering basic services such as strength and cardio training and over 1,000 group fitness classes per week. Equinox Fitness Center plans to expand from 32 clubs today to over 40 by the end of 2006. Equinox Fitness Center was purchased and taken private by The Related Companies in February 2006. The
    Related Companies, which was founded in 1972 by Chairman and CEO Stephen M.
    Ross, is headquartered in New York City. To date, The Related Companies has developed or acquired real estate assets worth over $10 billion with another
    $7 billion currently in development. A fully integrated privately owned firm with divisions in development, acquisitions, financial services, property management, marketing and sales, The Related Companies has significant developments, partners and affiliates in Miami, Chicago, Boston, Los Angeles and San Francisco.
-------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       70

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                                  IMPAC CENTER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o   The Impac Center Mortgage Loan is a $91.1 million, ten-year loan secured by a first mortgage on a one-story freestanding restaurant, a four-story multi-tenant office building and a seven-story single tenant office building located in Irvine, Orange County, California. The Impac Center Mortgaged
    Properties also secure mechanics liens totalling in the aggregate approximately $1.7 million. The Impac Center Mortgage Loan matures on
    December 1, 2016 and accrues interest at an annual rate, rounded to three decimal places, of 6.276%.

THE BORROWER:

o   The Impac Center Borrower, Scholle Development SPE I, L.L.C., a Delaware
    limited liability company, is a single purpose, bankruptcy remote entity with a least one independent director in which a non-consolidation opinion has been issued by the Borrower's legal counsel.

o   Equity ownership in Scholle Development SPE I, L.L.C is held by Scholle
    Jamboree Property Development I, L.L.C., a California limited liability company (100%) with equity ownership held by Scholle Corp Stock Trust No. 1,
    William Scholle, Trustee (24.5%), Scholle Corp Stock Trust No. 2, Cliff
    Scholle, Trustee (24.5%), Scholle Corp Stock Trust No.3, Cynthia Hunt,
    Trustee (24.5%), Scholle Corp Stock Trust No. 4, Robert Scholle, Trustee,
    (24.5%) and Scholle Corp. (2%).

o   The Impac Center Borrower Principals, William Scholle, Robert Scholle, Cliff
    Scholle and Cynthia Hunt, are principals of Scholle Corporation, a family owned manufacturing business. Based in Elmhurst, Illinois, Scholle
    Corporation is a leading supplier of flexible packaging and filling systems, metalicized coatings for plastics and paper, inflatable underwater salvage and buoyancy products and specialty chemicals. Founded in 1947 by W.R.
    Scholle, Scholle Corporation is best known as the inventor and leading worldwide supplier of bag-in-box packaging for food, beverage (recently boxed wines) and industrial products. Scholle manufactures in 23 locations in 7 countries and markets its products in over 60 countries around the globe. In 2005, Scholle Corporation acquired French packaging company
    Flextainer SA.

THE PROPERTY:

o   The Impac Center Mortgaged Property, completed in 2006, consists of a fee simple interest in two Class "A" four-story and seven-story office buildings and one single-story freestanding restaurant containing a total of 369,876 net rentable square feet. The property is situated on 7.4 acres with 1,266 parking spaces via a six-level, 351,000 square foot parking structure. The
    Impac Center is 100.0% leased and 92.3% occupied by seven office tenants ranging in size from 3,590 to 210,280 square feet and one retail tenant that is 8,000 square feet. Four tenants, Impac Mortgage, Google, PAAMCO and
    Equinox Fitness Center, represent 92.3% of the net rentable square footage.

o   The Impac Center Mortgaged Property is located in Irvine, Orange County, and fronts Jamboree Road with the Pacific Coast Highway to the south and the San
    Diego (405) Freeway to the north. Orange County is served by a large freeway network, which provides access to the four neighboring counties of San
    Diego, Riverside, San Bernardino and Los Angeles. The major airport serving the Orange County area is the John Wayne Orange County Airport, located between Newport Beach, Irvine and Costa Mesa. This area includes numerous mid to high rise, office buildings and commercial developments.

o   The Impac Center Borrower is generally required at its sole cost and expense to keep the Impac Center Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all-risk insurance policy.

PROPERTY MANAGEMENT:

o   The Impac Center Mortgaged Property is managed Dorn-Platz Properties Inc., the co-developer of the subject with the Borrower Principals. Dorn Platz owns and/or manages approximately 20 commercial projects containing approximately 5 million square feet of space as well as another 15 single-family and multi-family projects with over 850 units.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   None.
-------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       71

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                                  IMPAC CENTER

--------------------------------------------------------------------------------
FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   The Impac Center Borrower is permitted to incur mezzanine financing upon the satisfaction of the following terms and conditions, including without limitation: (a) no event of default has occurred and is continuing; (b) a permitted mezzanine lender originates such mezzanine financing; (c) the mezzanine lender will have executed an intercreditor agreement in form and substance reasonably acceptable to the mortgagee and the rating agencies;
    (d) the amount of such mezzanine loan will not exceed an amount which, when added to the outstanding principal balance of the Impac Center Mortgage
    Loan, results in a maximum loan-to-value ratio greater than 75% and a minimum debt service coverage ratio (on a trailing 12 month basis) less than
    1.10x; and (e) the mortgagee will have received confirmation from the rating agencies that such mezzanine financing will not result in a downgrade, withdrawal or qualification of the ratings issued, or to be issued, in connection with a securitization involving the Impac Center Mortgage Loan.
-------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       72

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                                  IMPAC CENTER

--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       73

                     [THIS PAGE INTENTIONALLY LEFT BLANK].

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                    CROWNE PLAZA & FAIRFIELD INN VALLEY FORGE

--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       74

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                    CROWNE PLAZA & FAIRFIELD INN VALLEY FORGE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                            Bear Stearns

LOAN PURPOSE:                           Refinance

ORIGINAL PRINCIPAL BALANCE:             $41,000,000

FIRST PAYMENT DATE:                     November 1, 2006

TERM/AMORTIZATION:                      120/360 months

INTEREST ONLY PERIOD:                   NAP

MATURITY DATE:                          October 1, 2016

EXPECTED MATURITY BALANCE:              $34,688,034

BORROWING ENTITY:                       KP Hotel Partners/II,
                                        A Limited Partnership

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Lockout/Defeasance:
                                        116 payments
                                        Open: 4 payments

EXISTING MEZZANINE DEBT:                $2,000,000

UP-FRONT RESERVES:

  TAX RESERVE:                          Yes

  IMMEDIATE REPAIR RESERVE:             $67,213

  OTHER RESERVE(1):                     $636,155

ONGOING MONTHLY RESERVES:

  TAX RESERVE:                          Yes

  INSURANCE RESERVE(2):                 Springing

  REPLACEMENT RESERVE(3):               Springing

LOCKBOX:                                Hard
--------------------------------------------------------------------------------

(1)   Cash Collateral Reserve which represents two months of taxes, replacement reserves and debt service, as per the loan documents.

(2)   Insurance Reserve springs if the borrower fails to provide evidence of payment or upon the occurrence of an event of default.

(3)   Replacement reserves spring if the borrower fails to spend the required amount of money for replacements, subject to the conditions set forth in the loan documents, or upon the occurrence of an event of default. If the replacement reserves spring, the ongoing monthly replacement reserve, subject to the conditions set forth in the loan documents, is required to be an amount equal to one-twelfth of 4% of gross income from operations during the preceding calendar year of operations, as reasonably estimated by the mortgagee, capped at $1,000,000.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                   $40,964,616

CUT-OFF DATE LTV:                       74.5%

MATURITY DATE LTV:                      63.1%

UNDERWRITTEN DSCR:                      1.27x

MORTGAGE RATE:                          5.845%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                          Hotel

PROPERTY SUB-TYPE:                      Full Service / Limited
                                        Service

LOCATION:                               King of Prussia,
                                        Pennsylvania

YEAR BUILT/RENOVATED:                   1967/2004

NUMBER OF KEYS:                         305

CUT-OFF BALANCE PER KEY:                $134,310

OCCUPANCY AS OF TRAILING 12
  MONTHS ENDING 08/31/2006:             73.6%

OWNERSHIP INTEREST:                     Fee

PROPERTY MANAGEMENT:                    Valley Forge Hotel
                                        Management Company,
                                        LLC

UNDERWRITTEN NET CASH FLOW:             $3,681,329

APPRAISED VALUE:                        $55,000,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       75

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                    CROWNE PLAZA & FAIRFIELD INN VALLEY FORGE

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                   FINANCIAL INFORMATION
---------------------------------------------------------------------------------------------
                                                                 TRAILING 12
                                                    FULL YEAR       MONTHS
                                                  (12/31/2005)   (08/31/2006)   UNDERWRITTEN
                                                  ------------   ------------   -------------

Effective Gross Income ........................   $12,656,462    $14,210,300    $14,330,470
Total Expenses ................................   $ 8,998,730    $ 9,919,901    $10,083,619
Net Operating Income (NOI) ....................   $ 3,657,732    $ 4,290,399    $ 4,246,851
Cash Flow (CF) ................................   $ 3,657,732    $ 4,290,399    $ 3,681,329
DSCR on NOI ...................................          1.26x          1.48x          1.46x
DSCR on CF ....................................          1.26x          1.48x          1.27x
--------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                   OPERATIONAL STATISTICS
---------------------------------------------------------------------------------------------
                                                                 TRAILING 12
                                                   FULL YEAR        MONTHS
                                                  (12/31/2005)   (08/31/2006)   UNDERWRITTEN
                                                  ------------   ------------   -------------

Average Daily Rate (ADR) ......................    $112.17       $119.57          $119.57
Occupancy .....................................      69.34%        73.57%           73.57%
RevPAR ........................................    $ 77.78       $ 87.97          $ 87.97
RevPAR Penetration Rate -- Crowne Plaza .......       91.6%(1)     109.6%(1)
RevPAR Penetration Rate -- Fairfield Inn ......      132.2%(1)     130.0%(1)
---------------------------------------------------------------------------------------------

(1)   Based on data provided by STR Reports for the trailing 12 month periods ending July 31, 2005 and July 31, 2006, respectively.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       76

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                    CROWNE PLAZA & FAIRFIELD INN VALLEY FORGE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o   The Crowne Plaza & Fairfield Inn Valley Forge Mortgage Loan is a $41.0
    million, ten-year loan secured by a first mortgage on two hotel properties
    (one full service and one limited service) located in King of Prussia,
    Montgomery County, Pennsylvania. The Crowne Plaza & Fairfield Inn Valley
    Forge Mortgage Loan matures on October 1, 2016, and bears interest at an annual interest rate of 5.845%.

THE BORROWER:

o   The Crowne Plaza & Fairfield Inn Valley Forge Borrower is KP Hotel
    Partners/II, a Pennsylvania limited partnership and a single purpose entity.
    KP Hotel Partners/II is an affiliate of Valley Forge Investment Corporation.
    Valley Forge Investment Corporation was founded in 1970 and has acquired or developed over 2 million square feet of retail and office space and seven hotels. Currently, Valley Forge Investment Corporation manages approximately
    $2 billion on behalf of high net worth individuals and institutions. The sponsors of the loan are Richard Ireland and Brian McElwee, who, through
    Valley Forge Investment Corporation, have owned more than 30 retail shopping centers and hotels over the last 30 years.

THE PROPERTY:

o   The Crowne Plaza & Fairfield Inn Valley Forge Mortgaged Properties consist of fee simple interest in two, five-story hotels totaling 305 keys, as well as 40,000 square feet of land leased to a three-level, free-standing Bally
    Total Fitness. The Crowne Plaza & Fairfield Inn Valley Forge Mortgaged
    Property is located across the street from the King of Prussia Mall, the largest retail mall in the United States per the National Research Bureau, and offers convenient access to four major highways.

o   The Crowne Plaza Hotel Valley Forge is a 225-key, full service hotel built in 1967. The Crowne Plaza Hotel was extensively renovated in 2004.
    Renovations totaled approximately $18.8 million ($83,500 per key) and included furniture and fixture upgrades, expanded rooms, banquet and conference center facilities, lobby and stairway upgrades, new kitchen equipment, upgraded telephone system including high speed wireless internet access, and computerized property management systems. Guestrooms at this hotel typically include a king or two queen beds, end tables with lamps, a work desk with a lamp, two telephones, and a three-drawer armoire with a TV.
    The Crowne Plaza Hotel also features the 23,000 square foot Liberty
    Conference Center, with flexible meeting spaces, pre-function space, a
    130-seat amphitheater, and an on-site audio/video production company. Food &
    beverage outlets on premises include the 110-seat Stirling's Restaurant and
    40-seat Stirling's Lounge, along with room service.

o   The Fairfield Inn Valley Forge is an 80-key, limited service hotel which opened in 1995. Renovations in 1996 totaling $1.5 million included new interior bathrooms, new corridors, upgraded common areas, and an upgraded telecommunications system. Typical guestrooms include a king or two queen beds, end tables with wall lamps, upholstered chairs with floor lamps, a work desk, two telephones, a six-drawer bureau and a television.

o   Guests at both hotels enjoy complimentary access to Bally's Total Fitness, a full service health club offering an indoor lap pool, running track, free weights, complete strength facilities, a daycare center, aerobic machines, a sauna and a Jacuzzi.

PROPERTY MANAGEMENT:

o   Valley Forge Hotel Management Company, LLC, an affiliate of the borrower, manages the Crowne Plaza & Fairfield Inn Valley Forge Mortgage Properties.
    The company currently operates seven hotel franchises under the flags
    Wyndham, Crowne Plaza, Marriott, Omni, Best Western, and a premier hotel in
    Avalon, New Jersey called the Golden Inn.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   The owners of the borrower have incurred $2,000,000 of mezzanine debt subject to an intercreditor agreement.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   Not allowed.
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       77

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                    CROWNE PLAZA & FAIRFIELD INN VALLEY FORGE

--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       78

                     [THIS PAGE INTENTIONALLY LEFT BLANK].

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                          1700 TWINBROOK OFFICE CENTER

--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       79

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                          1700 TWINBROOK OFFICE CENTER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                            Bank of America

LOAN PURPOSE:                           Refinance

ORIGINAL PRINCIPAL BALANCE:             $39,000,000

FIRST PAYMENT DATE:                     November 1, 2006

TERM/AMORTIZATION:                      60/0 months

INTEREST ONLY PERIOD:                   60 months

MATURITY DATE:                          October 1, 2011

EXPECTED MATURITY BALANCE:              $39,000,000

BORROWING ENTITY:                       TOC Associates, L.L.C.;
                                        JBG/1700 Rockville Pike,
                                        L.L.C.

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Lockout/Defeasance:
                                        56 payments
                                        Open: 4 payments

UP-FRONT RESERVES:

  TAX RESERVE:                          Yes

ONGOING MONTHLY RESERVES:

  TAX RESERVE:                          Yes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                   $39,000,000

CUT-OFF DATE LTV:                       75.0%

MATURITY DATE LTV:                      75.0%

UNDERWRITTEN DSCR:                      1.20x

MORTGAGE RATE:                          6.093%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                          Office

PROPERTY SUB-TYPE:                      Suburban

LOCATION:                               Rockville, Maryland

YEAR BUILT/RENOVATED:                   1983/NAP

NET RENTABLE SQUARE FEET:               162,357

CUT-OFF BALANCE PER SF:                 $240

OCCUPANCY AS OF 09/20/2006(1):          83.8%

OWNERSHIP INTEREST:                     Fee

PROPERTY MANAGEMENT:                    JBG/Commercial
                                        Management, L.L.C.

UNDERWRITTEN NET CASH FLOW:             $2,883,894

APPRAISED VALUE:                        $52,000,000
--------------------------------------------------------------------------------

(1)   As of September 20, 2006 the 1700 Twinbrook Office Center Mortgaged
      Property was 88.5% leased.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       80

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                          1700 TWINBROOK OFFICE CENTER

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                   FINANCIAL INFORMATION
---------------------------------------------------------------------------------------------
                                                                  ANNUALIZED
                                                    FULL YEAR    MOST RECENT
                                                  (12/31/2005)   (06/30/2006)   UNDERWRITTEN
                                                  ------------   ------------   -------------

Effective Gross Income ........................   $ 4,310,048    $ 5,371,242    $ 4,608,834
Total Expenses ................................   $ 1,391,103    $ 1,545,390    $ 1,547,282
Net Operating Income (NOI) ....................   $ 2,918,945    $ 3,825,852    $ 3,061,552
Cash Flow (CF) ................................   $ 2,918,945    $ 2,895,164    $ 2,883,894
DSCR on NOI ...................................          1.21x          1.59x          1.27x
DSCR on CF ....................................          1.21x          1.20x          1.20x
---------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                 TENANT INFORMATION(1)
-------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL
                                        RATINGS     TENANT     % OF                POTENTIAL    % POTENTIAL     LEASE
TOP TENANTS                           MOODY'S/S&P     SF     TOTAL SF   RENT PSF      RENT          RENT      EXPIRATION
-----------                           -----------   ------   --------   --------   ----------   -----------   -----------

Source Office Suites ..............    Not Rated    24,393     15.0%     $31.27    $  762,705      15.1%      12/01/2011
Computer Technology Services ......    Not Rated    18,052     11.1      $32.46       586,031      11.6       04/01/2013
Princeton Energy Resources ........    Not Rated    12,520      7.7      $30.95       387,450       7.6       04/01/2014
Pfizer ............................     Aaa/AAA      5,921      3.6      $30.13       178,400       3.5       08/31/2007
                                                    ------     ----                ----------      ----
TOTAL .............................                 60,886     37.5%               $1,914,586      37.8%
-------------------------------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % of Potential
      Rent include base rent only and exclude common area maintenance and reimbursements.

-------------------------------------------------------------------------------------------------------------------------
                                               LEASE ROLLOVER SCHEDULE(1)
-------------------------------------------------------------------------------------------------------------------------
                                                                                 CUMULATIVE
                                             # OF LEASES   EXPIRING     % OF       TOTAL       CUMULATIVE     BASE RENT
YEAR OF EXPIRATION                            EXPIRING        SF      TOTAL SF       SF       % OF TOTAL SF    EXPIRING
------------------                           -----------   --------   --------   ----------   -------------   -----------

2007 .....................................        5         17,352      10.7%      17,352         10.7%       $  536,947
2008 .....................................        6         16,769      10.3       34,121         21.0%       $  490,644
2009 .....................................        5         15,419       9.5       49,540         30.5%       $  485,961
2010 .....................................        3         10,987       6.8       60,527         37.3%       $  338,586
2011 .....................................       10         33,744      20.8       94,271         58.1%       $1,070,820
2012 .....................................        3          8,550       5.3      102,821         63.3%       $  274,852
2013 .....................................        1         18,052      11.1      120,873         74.4%       $  586,031
2014 .....................................        2         14,632       9.0      135,505         83.5%       $  439,659
Vacant ...................................       --         26,852      16.5      162,357        100.0%       $        0
                                                ----       -------     -----
TOTAL ....................................       35        162,357     100.0%
-------------------------------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       81

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                          1700 TWINBROOK OFFICE CENTER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------
The four largest tenants, representing 37.5% of the total net rentable square feet, are:

o   SOURCE OFFICE SUITES (not rated) occupies 24,393 square feet (15.0% of square feet, 15.1% of rental income) under six leases of various terms expiring between December 1, 2011 and December 31, 2011. The current blended rental rate per square foot of $31.27 increases annually by 3.0%. There is one 5-year option to renew the leases with the rental rate per square foot determined at the greater of the then fair market rent or the rental rate payable during the one-year period immediately preceding the commencement of the option period. Source Office Suites offers fully-staffed business centers in seven locations in the Washington, D.C. metropolitan area.

o   COMPUTER TECHNOLOGY SERVICES (not rated) occupies 18,052 square feet (11.1%
    of square feet, 11.6% of rental income) under a ten-year lease expiring on
    April 1, 2013. The current rental rate per square foot of $32.46 increases annually by 3.0%. There is one five-year option to renew the lease with the rental rate per square foot determined at the greater of the then fair market rent or the rental rate payable during the one-year period immediately preceding the commencement of the option period. Computer
    Technology Services is an information technology services provider offering a broad range of products and services designed to enhance a client's training and information management capabilities. Computer Technology
    Services specializes in learning solutions, document management and technical support. Computer Technology Services was founded in 1983 to provide learning solutions to the United States Department of Education and has grown into an information technology services provider to federal, state and local governments and commercial and private clients as well.

o   PRINCETON ENERGY RESOURCES (not rated) occupies 12,520 square feet (7.7% of square feet, 7.6% of rental income) under a ten-year lease renewal period expiring on April 1, 2014. The current rental rate per square foot of $30.95 increases annually by 4.0%. There are no further options to renew the lease.
    Princeton Energy Resources is a multifaceted, small business technology management services consulting firm providing a broad array of energy and environmental expertise to domestic and international clientele in both the public and private sectors. Practice areas include energy, environment, engineering management, international and management services. Princeton
    Energy Resources focuses on renewable and conventional energy technologies and the environmental implications of their use. Princeton Energy Resources provides services in technology characterization, market assessment and deployment, project financing strategies, training and outreach, and policy, regulatory and institutional analysis. Princeton Energy Resources employs a multidisciplinary staff of engineers, scientists, economists, energy/environmental specialists, organizational and management analysts, and policy and regulatory specialists.

o   PFIZER (NYSE: "PFE") (rated "Aaa" by Moody's and "AAA" by S&P) occupies
    5,921 square feet (3.6% of square feet, 3.5% of rental income) under a one-year extension of the original five-year lease expiring on August 31,
    2007. The current rental rate per square foot of $30.13 increases annually to the then fair market. There are two 5-year options remaining to renew the lease with the rental rate per square foot during the first year of the option period determined at the greater of the then fair market or the rental rate payable during the one-year period immediately preceding the commencement of the option period. The rental rate per square foot during the remaining term of the option period will be determined at the then fair market. Pfizer engages in the discovery, development, manufacture, and marketing of prescription medicines for humans and animals, as well as consumer healthcare products worldwide. Pfizer operates through three segments: human health, consumer healthcare and animal health. Pfizer also manufactures empty soft-gelatin capsules and bulk pharmaceutical chemicals, as well as engages in contract manufacturing. Pfizer employs approximately
    106,000 people. As of the fiscal year ended December 31, 2005, Pfizer reported revenue of approximately $51.3 billion, net income of $8.1 billion and stockholder equity of $65.6 billion.
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       82

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
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                          1700 TWINBROOK OFFICE CENTER

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                             ADDITIONAL INFORMATION
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THE LOAN:

o   The 1700 Twinbrook Office Center Mortgage Loan is a $39.0 million, five-year fixed rate loan secured by a first mortgage on a suburban office building located in Rockville, Montgomery County, Maryland. The 1700 Twinbrook Office
    Center Mortgage Loan is structured as an "Indemnity Deed of Trust", which is specific to the State of Maryland, whereby the owner of the 1700 Twinbrook
    Office Center Borrower owns the 1700 Twinbrook Office Center Mortgaged
    Property and therefore the owner executed the related loan agreement and security agreement. The 1700 Twinbrook Office Center Mortgage Loan is interest only for the entire loan term, matures on October 1, 2011 and accrues interest at an annual rate of 6.093%.

THE BORROWER:

o   The 1700 Twinbrook Office Center Borrowers are TOC Associates, L.L.C. and
    JBG/1700 Rockville Pike, L.L.C., both of which are Delaware limited liability companies and single purpose bankruptcy remote entities with at least one independent manager for which the 1700 Twinbrook Office Center
    Borrowers' legal counsel has delivered a non-consolidation opinion. Equity ownership is held 100% by JBG Investment Fund IV, L.L.C., a Delaware limited liability company and the borrower principal.

o   JBG Investment Fund IV, L.L.C. is a $250 million equity fund organized by
    JBG Companies in June 2004. The JBG Companies are a group of related entities engaged in the acquisition and development of office, multifamily, hotel and mixed-use projects. Since it's founding in 1960, JBG Companies has served as owner, developer and/or manager of approximately 20 million square feet of office space, 4 million square feet of retail space, 4,000 residential units and eight hotel properties located in the Washington, D.C.
    metropolitan area.

THE PROPERTY:

o   The 1700 Twinbrook Office Center Mortgaged Property consists of a fee simple interest in a suburban office building built in 1983. The six-story improvements contain 162,357 square feet and are situated on 6.59 acres. The four largest tenants are Source Office Suites, Computer Technology Services,
    Princeton Energy Resources and Pfizer, which together occupy 37.5% of the total square feet and contribute 37.8% of the gross potential rental income.
    The building is occupied by 20 additional office tenants and five retail tenants, which together occupy 46.0% of the total square feet and contribute
    45.6% of the gross potential rental income. In addition, 20.4% of the total square feet is leased to investment grade tenants.

o   The 1700 Twinbrook Office Center Mortgaged Property is part of a mixed-use development including the adjoining DoubleTree Hotel that is separately owned and operated. Additional improvements include a 1,145-space shared parking garage, of which 692 spaces are reserved for the 1700 Twinbrook
    Office Center Mortgaged Property.

o   The 1700 Twinbrook Office Center Mortgaged Property is located along the
    Maryland 355 corridor which parallels Interstate 270. Primary access to the area is provided by the Capital Beltway (Interstate 495), a major arterial that circles Washington, D.C. and Eisenhower Highway (Interstate 270).

o   The 1700 Twinbrook Office Center Borrower is generally required at its sole cost and expense to keep the 1700 Twinbrook Office Center Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive "special causes of loss" form of insurance policy.

PROPERTY MANAGEMENT:

o   JBG/Commercial Management, L.L.C. manages the 1700 Twinbrook Office Center
    Mortgaged Property. JBG/Commercial Management, L.L.C., founded in 1960 and headquartered in Chevy Chase, Maryland, currently manages 25 commercial properties containing a total of approximately 7.4 million square feet located in the Washington, D.C.. metropolitan statistical area.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   Not Allowed.
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The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       83

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-6
--------------------------------------------------------------------------------

                          1700 TWINBROOK OFFICE CENTER

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                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

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